Exhibit 99.B(p)(51)

THORNBURG INVESTMENT MANAGEMENT, INC.

POLICIES AND PROCEDURES

Thornburg Investment Management Inc.

Policies and Procedures

TABLE OF CONTENTS

I.	Internal Controls		3
II.	Manual of Policies and Procedures Amendment Process		17
III.	Advertising
	i.	Investment Adviser Advertising	19
	ii.	Mutual Fund Advertising	24
IV.	Advisory Agreements		33
V.	Anti-Money Laundering		38
VI.	Best Execution		56
VII.	Business Continuity and Disaster Recovery		62
VIII.	Client Directed Brokerage		72
IX.	Code of Ethics
	i.	TIM’s Code of Business Conduct and Ethics	74
	ii.	Personal Securities Transactions	80
X.	Cross Trading		92
XI.	Custody		100
XII.	Document Retention and Destruction		104
XIII.	ERISA		114
XIV.	Insider Trading		117
XV.	Internal Confidentiality and Privacy Protection		121
XVI.	Portfolio Management		133
XVII.	Proxy Voting		139
XVIII.	Regulatory Reporting and Registration		147
XIX.	Third-Party Marketer		156
XX.	Trading		159
XXI.	Use of Client Commissions		163
XXII.	Written Correspondence and Electronic Communication		173

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

THORNBURG INVESTMENT TRUST

Internal Controls Policy

March 2010

Policy

Thornburg Investment Management, Inc., and Thornburg Investment Trust (collectively, the “Companies”) have adopted this written Manual which sets forth standards and internal controls for the Companies and their employees and are reasonably designed to detect and prevent any violations of securities laws and the policies and procedures of the Companies. Internal controls and procedures have been developed for continuous review of the compliance program; to ensure that the policies and procedures are adequate; that they have been effectively implemented; and which designates individuals responsible for oversight of particular policies and procedures.

The Companies’ Internal Control Matrix is appended below as Exhibit A.

Purpose

Rule 38(a)- 1 under the Investment Company Act of 1940 and Rule 206(4)-7 under the Investment Advisers Act of 1940 require investment companies and investment advisers registered with the SEC to adopt and implement internal programs designed to prevent violation of the federal securities laws (“Compliance Programs”).

Rule 206(4)-7, makes it unlawful for a SEC adviser to provide investment advice to clients unless the adviser:

1.               adopts and implements written policies and procedures reasonably designed to prevent, detect and correct violations by the adviser and its supervised persons of federal securities laws;

2.               reviews, at least annually, the Compliance Program’s adequacy and effectiveness;

3.               designates a Chief Compliance Officer for the adviser who is responsible for administering the policies and procedures; and

4.               maintains records of the policies and procedures, and annual reviews.

Under Section 203(e)(6), the SEC is authorized to take action against an adviser or any associated person who has failed to supervise reasonably in an effort designed to prevent violations of the securities laws, rules and regulations. This section also provides that no person will be deemed to have failed to reasonably supervise provided:

1.               there are established procedures and a system which would reasonably be expected to prevent any violations;

2.               and such person has reasonably discharged his duties and obligations under the firm’s procedures and system without reasonable cause to believe that the procedures and system were not being complied with.

Rule 38(a)-1 requires each fund to:

1.               adopt and implement policies and procedures reasonably designed to prevent the fund from violating the federal securities laws;

2.               review, at least annually, the Compliance Programs’ adequacy and effectiveness;

3.               designate a chief compliance officer for the funds who is responsible for administering the policies and procedures;

4.               maintain records of the policies and procedures and annual reviews;

5.               require the chief compliance officer to annually present the fund’s board with a written report on the operation s of the fund’s policies and procedures as well as those of the fund’s service providers; and

6.               obtain approval from the investment company’s board of directors of the fund’s policies and procedures and the policies and procedures of each of the fund’s service providers.

Responsibility

Every officer, director and employee of TIM the Trust and TSC (“Employees”) is responsible for knowing and following the Companies’ policies and procedures.

Employees in a supervisory role are responsible for those individuals under his/her supervision.

The President of TIM is responsible for the overall supervision of TIM.

The Chief Compliance Officer is responsible for the overall implementation and monitoring of the Companies’ Compliance Programs including the continuous monitoring and testing of the Compliance Programs.

Procedure

The Companies have various procedures and reviews to monitor and ensure the procedures are observed, implemented properly and amended or updated, as appropriate which are as follows:

•                  Adoption and maintenance of a current organization chart reflecting names, titles,

responsibilities and supervisory structure;

•                  Designate a Chief Compliance Officer responsible for the Companies’ Compliance Programs, and implementing and monitoring the Companies’ policies and procedures;

•                  Adoption and maintenance of compliance policies and procedures and maintain records of changes to the policies and procedures;

•                  Periodic but no less than annual review of the Companies’ policies and procedures and Compliance Programs which will consider compliance matters that arose during the previous year, new legal and/or regulatory developments and to ensure they are consistent with the Companies’ business;

•                  Maintaining appropriate records of the annual review;

•                  The designated Chief Compliance Officer shall annually present the fund’s board with a written report on the operations of the fund’s policies and procedures as well as those of the fund’s service providers;

•                  The Trust’s board shall periodically approve the fund’s policies and procedures and the policies and procedures of each of the fund’s service providers;

•                  Periodic reviews of departments and Employees to ensure they are compliant;

•                  An annual compliance meeting with all applicable Employees;

•                  Initial and annual written representations by Employees as to understanding and abiding by the Companies’ policies and procedures;

•                  Employees of TIM and Trustees of the Trust are encouraged to bring any deficiencies they notice or improvements in the Compliance Programs to the attention of their Supervisor and/or Compliance Officer;

•                  Employees are required to report any violations of the policies and procedures to their Supervisor and/or Compliance Officer who will then be responsible for notifying the Chief Compliance Officer. Violations of these policies or procedures will be documented and reported to the appropriate department manager for remedial action. Repeated violations, or violations that the Chief Compliance Officer deems to be of serious nature, will be reported by the Chief Compliance Officer directly to the President, or a similarly designated officer, and the Trust’s Board of Directors.

Books and Records

In its books and records, the Human Resources Manager will:

•                  Maintain an organizational chart.

•                  Retain initial signed acknowledgement form for the Manual of Policies and Procedures.

In its books and records, the Designated Compliance Officer will:

•                  Maintain each version of the Manual of Policies and Procedures that have been in effect.

•                  Maintain records of the annual review and periodic review and testing.

•                  Maintain materials provided to the board including any written report from the Chief Compliance Officer.

•                  Maintain records of attendance and materials used for the annual compliance meeting.

•                  Retain annual compliance meeting signed acknowledgement form.

•                  Violation reports and actions taken.

•                  Written reports to the President.

These items will be maintained for a total period of five years. For the first two years the items will be stored in a designated area at the Companies’ principal place of business, after the two-year period they can be moved and stored offsite.

INTERNAL CONTROL MATRIX June 2010	EXHIBIT A

Department/Individual/Third Party Service Provider(s)
Policy	Applicable Rule	Responsible
Internal Controls	Rule 38(a)-1 Investment Company Act	Human Resources Dept-HR Manager
	206(4)-7 Investment Advisers Act	Compliance Dept- Designated Compliance Officer

Compliance Manual Amendment Process	Rule 38(a)-1 Investment Company Act	Supervisors
	Rule 206(4)-7 Investment Advisers Act	Compliance Dept-Designated Compliance Officer

Advertising - Adviser Advertising and Mutual Fund Advertising	Adviser Advertising - Section 206 and Rule 206(4)-1 Investement Advisers Ac	Marketing Dept-Marketing Associates Sep Accts Group-Sep Accounts Associates

Mutual Fund Advertising - NASD Rules 2210 and 2211; Rule 482, 156, 135a and Section 17(a) of the Securities and Exchange Act of 1933; 34b-1 of the Investement Company Act; Section 10(b) of the Securities Exchange Act of 1934

Compliance Dept-Designated Compliance Officer and Principal of TSC

Advisory Agreements	Section 205 Investment Advisers Act	Sep Accts Group - Director of Separate Accounts and Director of Institutional Operations
	Section 15 Investment Company Act	Compliance Department - Contracts Officer Fund Accounting

Anti-Money Laundering	USA Patriot Act Section 326	Compliance Dept - AML Compliance Officer
Mutual Fund Ops Dept - Mutual Fund Operations Supervisor
Thornburg Fund’s Transfer Agent - BFDS
Sep Accts Group - Director of Separate Accounts and Director of Institutional Oper

Best Execution		Trade Desk - Head Trader
Best Execution Committee - Various Members
Compliance Dept - Chief Compliance Officer

Procedures to Comply with Policy	Records Retained to Comply with Policy

HR Manager - develop and maintain organizational chart.  Compliance Officer- 1. Designation of a CCO; 2. develop and implement compliance program and policies and procedures; 3. Periodic but no less than an annual review of the compliance program and policies and and procedures; 4. Reports to the Board and TIM President; 5.Annual approval of the Manual by the Board; 6. Annual compliance meeting; 7. Violation reports or records.

HR Dept - 1.maintain copies of organizational charts; 2. keep signed copies of initial signed Manual of Policies and Procedures acknowledgement form in personnel files.  Compliance Dept - 1. each version of the Manual and Policies that have been in effect and approved by the board; 2. maintain evidence of reviews and testing; 3. records of attendance and material used for the annual compliance meeting, 4.annual acknowledgements, 5. violation reports and actions taken, to the President and Board. 6.reports or other material provided

Supervisors - notify Designated Compliance Officer of changes to policies and/or procedures that pertain to their department.  Designated Compliance Officer - 1. update policies and the manual; 2. provide an electronic copy to the webmaster; 3. notification to employees regrding updates; 4. log all changes made.

Compliance Dept - 1. Maintain electronic and paper copies of previous and current policies and Manual; 2. log of changes; 3. copies of notice of changes sent to employees

Marketing Associate - 1. production of Mutual Fund Advertising that compllies with advertising rules and the policy; 2. submit to compliance for prior approval; 3. use or disseminate as intended; 4. obtain reprint rights; 5. file material with the FINRA.  Sep Accts Associate - 1. production of Adviser Advertising that compllies with advertising rules and the policy; 2. submit to compliance for prior approval; 3. use or disseminate as intended.  Designated Compliance Officer/Principal of TSC - 1. review and approve Advertising; 2. Respond to inquiries from regulators

Marketing Dept - 1. copies of all Mutual Fund Advertising created and/or used (including copies of modified versions); 2. materials used to calculate performance, source of illustrations or graphs used; 3. evidence of review and approval from Principal of TSC; 4. evidence that material was filed and FINRA review letters received.  Sep Accts. Group - copies of all Adviser Advertising created and/or used (including copies of modified versions); 2. materials used to calculate performace, source of illustrations or graphs uses; 3.evidence of reviews and approvals from Designated Compliance Officer; 4.any other records that may be required.  Complliance Dept - 1. spot check requests from regulators; 2. responses provided to regulator inquiries

Director of Separate Accounts - review all advisory agreements for private accounts  Director of Institutional Operations - review all advisory agreements for institutional clients and private fund clients  Contracts Officer - review all advisory agreements including standard agreements

Sep Accts Group (Director of Separate Accounts and Director of Institutional Operations) - Original client investment advisory contract maintained onsite in client’s file.  Fund Accounting - maintain original or copy and renewals of the advisory agreement entered into with Thornburg Investment Trust

AML Compliance Officer - 1. monitoring compliance with applicable law and the policy; 2. monitoring the day-to-day operation of the policy; 3.implementing and maintaining reasonable measures to ascertain relevant information about the customers of the Firm and associated transactions; 4. reporting suspicious activities to the applicable government agency; 5.responding to requests made by authorized gov agencies and SEC; 6. training and updating employees; 7. scheduling compliance audits.  Mutual Fund  Operations Supervisor - 1. coordinating and monitoring the AML duties with regard to Thornburg Funds within the dept.  Director of Sep Accounts and Director of Institutional Operations - 1. coordinating and monitoring the AML duties with regard to advisory clients within the dept; 2. qtrly report to compliance

Institutional/Sep Accts Group - 1. maintain customer information and documents verifying CIP; 2. evidence of comparing client lists to OFAC/FinCEN list  Mutual Funds Operations - 1. Ensure transfer agent maintains customer information and documents verifying CIP and conducting check of client list to OFAC/FinCEN list.  Compliance Dept. - 1. maintain file of SAR’s submited, 2. attendence list & materials used in annual compliance meeting; 3. documents filed for positive matches; 4. internal investigations; 5. documents evidencing communication with government agency requrests; 6. violation reports; maintain quarterly reports received; 7. review the AML policy of any third party service provider; 8. documentation of annual audit of program.

Head Trader - 1. Supervision and training of trading personnel in the consideration of factors in selecting b/d’s to execute securities transactions and compliance with other requirements in the Policy; 2. Review and monitoring of executed trades, periodic review of the performance of b/d’s with trading personnel and Best Execution Committee; 3. with the Best Execution Committee, development and periodic revision of a list of b/d’s from which trading personnel may select to execute transactions and preparation of a quarterly report respecting the consideration of specified factors in selecting b/d’s. Best Execution Committee - 1.Review of executed trades, and periodic review of the performance of b/d’s; 2. Maintaining a statistical record showing the amount of trading business conducted by the Funds of the Trust; 3. review of soft dollar arrangements Chief Compliance Officer - 1.evaluation of the policy; 2.retain records of the committee membership, committee meetings, determinations, evaluations, and reports

Trade Desk - 1. Maintain copies of each brokerage transactions placed by TIM for the client and the b/d used; ; 2. information used for B/D selection.  Best Execution Committee - 1. maintain info used in best execution reviews and analysis and document practices; 2. maintain qtrly reports prepared by Head Trader respecting the consideration of specified factors in selecting b/d’s; 3. minutes of meetings; 4. soft dollar arrangements  Compliance Dept. - 1. records of the comparison of prices obtained for trades with historical prices in the relavant markets; 2. records of reviews of thading activity for Investment Companies

Department/Individual/Third Party Service Provider(s)
Policy For Review	Applicable Rule	Responsible
Business Continuity and Disaster Recovery	Best Practice	IT Dept - IT Director BCP Coordinator

Client Directed Brokerage		Sep Acct Group - Director of Separate Accounts, Director of Institutional Operations and Settlements Group

Code of Ethics - Code of Business Conduct and Ethics	Rule 204A-1 Investment Advisers Act Section 406 of Sarbanes-Oxley and Form N-CSR Investment Company Act	Trust - President of the Trust Compliance Dept - Chief Compliance Officer

Code of Ethics/Policy on Personal Security Transactions	Rule 204A-1 Investment Advisers Act Rule 17j-1 Investment Company Act	Compliance Dept - Chief Compliance Officer or Designated Compliance Officer HR Dept

Corporate Governance	Investment Company Act	Trust - Chaiman, Trustees Outside Legal Counsel

Cross Trading	Section 17(a) and Rule 17a-7 Investment Company Act	Institutional Group - Sep Accts Associate
Mutual Fund Accounting - Fund Accounting Associate
Portfolio Mgmt - Portfolio Manager
Trade Desk - Head Trader
Compliance Dept - Designated Compliance Officer

Procedures to Comply with Policy	Records Retained to Comply with Policy

IT Director - 1. Annual testing; 2. Identify critical business systems and equipment necessary; 3. Establish an offsite location for essential TIM staff to meet to continue business, obtaining and/or arranging for business critical systems/equipment for these locations; 4.Develop and implement computer back-up procedures; 5.Designate back-up storage locations(s) and persons responsible to maintain back-up data; 6. Establish back-up telephone and/or electronic communication system for clients, personnel and others to contact the firm and for the firm to contact clients; 7.Determine and assess back-up systems for key vendors and mission critical service providers. BCP Coordinator - 1. Determine if relocation is required; 2. Select the appropriate strategy; 3. Begin the recovery process.

IT Director - 1. Maintain plan; 2. records of periodic testing; 3. records of backup procedures Compliance Department - 1. Maintain each version of the policy; 2. document the annual review.

Director of Separate Accounts and Director of Institutional Operations - 1. Obtain written instructions from client; 2. inform the Settlements Group, Head Trader and Chief Compliance Officer upon receiving request; 3. proper disclosures in Form ADV; 4. Special attention to ERISA accts; 5. No directed brokerage for investment company clients. Settlements Group - implementing and monitoring of policy, practices, disclosures and recordkeeping.

Sep Accts Group - 1. maintain client instructions in client account file

Trust - President - Reponsible for the Trust’s activities, pracitices, disclosures and recordkeeping;

Compliance Dept - Chief Compliance Officer. - Responsible for TIM’s activities, practices, disclosures, and recordkeeping

Compliance Dept - 1. copy of each version of the Policy; 2. confidential reports from employees of violations and any actions taken; 3. maintain sign in sheet and materials used at annual meetings; 4. any reported conflicts of interest and any action taken; 5. maintain quarterly reports filed and any backup documentation; 6. any waivers granted and backup documentation; HR Dept - maintain record of all employee acknowledgement forms/certifications of receipt of the policy and any amendments.

Designated Compliance Officer - 1. Provide the forms necessary for filing required reports; 2. advise the CCO of reports not filed within the required time frame; 3. monitor securities transactions and trading patterns through the review of reports filed and of the duplicate confirmations/statements received (CCO will review the personal securities transactions of the filing and review officer; 4. report violations to the CCO; 5. request duplicate confirms and statements for employees outside brokerage accounts. Chief Compliance Officer- 1. periodic reports to the president of TIM and board of waivers granted regarding the selling of mutual fund shares within 30 days of purchase; 2. annually provide a written report to the board regarding material violations and any sanctions imposed; 3. annually certify that procedures are reasonable to prevent violations.

Compliance Department - 1. each version of this Policy; 2. violations of this Policy, written violation reports and any action taken; 3. required reports filed, including backup documentation; 4. copies of duplicate confirmations and statements received and requests made; 5. signed prior authorization forms, any backup documentation and/or waivers granted; 6.copies of Holdings and Prohibited Securities Lists; 7. lists of Access Persons and Registered Representatives; 8. schedule of report filing dates, reminders and sanctions imposed; 9.reports to the CCO, the Trust, the President and to Investment Company Clients; 10. list of filing and review officers; 11..sign in sheet and material distributed at the annual review meetings; HR Dept.- maintain record of all employee acknowledgement forms/certifications of receipt of the policy and any amendments.

Trustees - 1. appoint chairman; 2. hold and attend regularly scheduled meetings (including independent trustees; 3. annual assessments, continuing education;  Chairman - prepare agenda, preside over meetings;  Outside Legal Counsel - Record Minutes

Outside Legal Counsel - 1. Maintain original copies of the minutes of general sessions and independent sessions of the Trustees;

Portfolio Mgr - determine trade is in the best interest of clients;  Head Trader - 1. complete Cross-Trade form 2. ensure no commissions are paid;  Designated Compliance Officer - 1. review and sign Cross- Trade form

Institutional Group - Cross-Trade forms for Institutional Accounts Mutual Fund Accounting - Cross- Trade forms for Thornburg Funds

Policy For Review	Applicable Rule	Responsible
Custody	Rule 206(4)-2 of the Investment Advisers Act	Compliance Dept - Designated Compliance Officer Sep Accts Group - Director of Separate Accounts and Director of Institutional Operations

Disclosure of Portfolio Holdings	Rule 38a-1 of the Invesmtent Company Act	Compliance Dept - Chief Compliance Officer

Document Retention and Destruction

Section 204, Rule 204 and Rule 203-2 and 203(b), Investment Advisers Act Section 13(d) & (f), rule 13d-1, Rule 17a-3, Rule 17a-4 and Section 28(e) of the 1934 Act

Rule 31a-1 and 31a-2 Investment Company Act

All Departments - All employees and Books and Records Officers IT Department - IT Director Compliance Dept - Designated Compliance Officer

ERISA	Dept of Labor Regulations

Sep Accts Group - Director of Separate Accounts for Private Accounts, Director of Institutional Operations for Institutional Accounts and Private Funds, Proxy Voting Coordinator

Compliance Dept. - Contrats Officer

Excessive Trading	Best Practices	Mutual Fund Ops Dept - Mutual Fund Operations Supervisor

Insider Trading		Compliance Dept - A Designated Compliance Officer and Chief Compliance Officer Human Resources Dept.

Procedures/Records to Comply with Policy	Records Retained to Comply with Policy

Designated Compliance Officer - 1. ensure all Employees are aware of the procedures; 2. making required disclosures in Form ADV; 3. record any instance where TIM may have custody except as allowed by the policy  Director of Separate Accounts - implementing and montoring the policy with regard to withdrawal of advisory fees  Director of Institutional Operations - implementing and monitoring the policy with regard to Private Fund Clients

Designated Compliance Officer - maintain documentation of any instances where TIM gains custody except as allowed under the policy  Director of Institutional Operations for Private Fund Clients and the Director of Separate Accounts for other clients which TIM has Custody - 1. record of all purchases, sales, receipts, and deliveries of securities and all other debits and credits to the account, 2. a separate ledger account showing all purchases, sales, receipts and deliveries of securities, the date and price of each purchase and sale, and all debits and credits, 3. copies of or online access to confimations of all transactions effected by or for the account, 4. a record for each security in which the account has a position, the name of the client, the amount or intrest of the client, and the location of the security.

Chief Compliance Officer - 1. the receipt and review of questions respecting the definition of nonpublic holdings information; 2. the applicability of the circumstances under which selective disclosures of nonpublic holdings information may be made; 3. the determination as to whether the recipient of nonpublic holdings information is already subject to an obligation respecting the confidentiality of such information and/or whether a separate confidentiality undertaking should be obtained; 4. determine appropriate action if nonpublic holdings information was inappropriately disseminated,

All Depts - 1. Identify and retain all required records for time period required; 2. properly maintain paper documents;  IT Director - determining that the electronic storage utilized meets requirements.  Designated Compliance Officer - 1. electronically file required notification, third party certification, and any updates with FINRA 2. file required notification if Firm fails to properly maintain books and records and actions taken to correct deficiency;

All Depts - Utilize “Books and Record Matrix to ensure that all books and records required under rule 204-2 are retained in the proper location and for the proper length of time.  Compliance Dept - 1. each version of this Policy; 2. each version of the Books and Records Matrix; 3. records documenting annual reveiw; 4. notifications, third party certifications, and any updates filed with FINRA; 5. Document Retention and Destruction Committee meeting schedule, agendas, and list of members.

Director of Separate Accounts and Director of Institutional of Operations - 1. ongoing awares of written investment guidelines; 2. periodic reviews of ERISA clients in accordance with Portfolio Management Policy; 3. monitor cross transactions .  Proxy Voting Coordinator - overseeing proxy voting in accordance with Proxy Voting Policy;  Contracts Officer - 1. maintain and renew ERISA bonding;

Sep Accts Group - 1. List of Private Account, Institutional Account and Private Fund Investor ERISA clients; 2. data on proxy votes cast.  Compliance Dept. - 1. copies of ERISA bonding; 2. each version of Policy

Mutual Fund Operations Supervisor - 1. monitor accounts for market timing; 2. send notifications to b/d’s; 3. document excessive trading activity and submit to the Compliance Dept.	Mutual Fund Ops Dept - maintain notifications sent to b/d’s; Compliance Dept - maintain monthly report submitted by mutual fund ops

Chief Compliance Officer - 1. implementation and monitoring of Policy; 2. assist employees with determining if information received is material and/or nonpublic; 3. Prohibted List maintenance; 4. prepare written reports to Board, President of TIM, TSC; 5. review transactions in client accounts;  Designated Compliance Officer - 1. monitoring the personal securities transactions and trading patterns of Registered Representatives with outside brokerage accounts, 2. initial and ongoing training of employees; 3. Prohibited Securities List maintanance;

Compliance Dept - 1. copies of Policy in effect; 2. record of any violations; 3. reports made to Board, President of TIM, TSC; 4. signed annual certification forms  Human Resources Dept. - signed initial certification forms (P&P Acknowledgement forms)

Department/Individual/Third Party Service Provider(s)
Policy For Review	Applicable Rule	Responsible
Internal Confidentiality and Privacy	Rule 204A of the Investment Advisers Act Rule 30 of Regulation S-P Gramm-Leach_Bliley Act

Sep Accts Group - Director of Separate Accounts and Director of Institutional Operations

Mutual Fund Ops Dept - Mutual Fund Operations Supervisor

Compliance Dept - Designated Compliance Officer, TSC Chief Compliance Officer, TIM Chief Compliance Officer and Contracts Officer

IT Dept. - Director of IT

Facilities Manager

Supervisors

Portfolio Management	Investment Advisers Act and Investment Company Act	Sep Accts Group - Director of Separate Accounts, and Director of Institutional Operations
Compliance Dept - Chief Compliance Officer and Designated
Head Trader

Portfolio Pricing and Valuation	Investment Company Act	Compliance Dept - Chief Compliance Officer
Valuation and Pricing Committee - All Members

Processing of Fund Shares	Rule 22c-1 of the Investment Company Act	Mutual Fund Ops Dept - Mutual Fund Operations Supervisor

Proxy Voting	Rule206(4)-6 of the Investment Advisers Act	Sep Accts Group - Proxy Voting Coordinator
	Item 13 of Form N-1A of the Investment Company	Compliance Dept - Chief Compliance Officer or a Designated Compliance Officer
PM or President of TIM

Procedures to Comply with Policy	Records Retained to Comply with Policy

Director of Separate Accounts and Director of Institutional Operations - 1. transmission of privacy notices to TIM customers; 2. overseeing and implementing Red Flags procedures on behalf of TIM customers;  Mutual Fund Operations Supervisor -1. transmission of privacy notices to Trust customers; 2. overseeing and implementing Red Flags procedures on behalf of Trust customers; TSC CCO - 1. transmission of privacy notices to TSC customers; 2. overseeing and implementing Red Flags procedures on behalf of TSC customers;  Director of IT - implementing information security program; Contracts Officer - reviewing confidentiality provisions;  Designated Compliance Officer - appropriate employee training and obtaining certifications;  TIM CCO - 1. annual review; 2. reports to Board and President of TIM; Supervisors - implementing access controls ;  Facilities Manager - supervising measures for the physical security of building.

Compliance Dept - 1. a copy of each version of the policy; 2. signed annual certification forms; 3. maintain records of violations and actions taken; 4. maintain reports to the Board and/or Presidents of TIM andTSC.  HR Dept. - maintain initial certification forms ( P&P Acknowledgement form)

Director of Separate Accounts - 1. obtain and review client investment guidelines in writing and any changes in writing; 2. develop internal controls for monitoring guidelines; 3. periodically review Form ADV Part I and II to determine if disclosures are adequate; 4. determine suitability;  Director of Institutional Operations - 1. obtain and review client investment guidelines in writing and any changes in writing; 2. develop internal controls for monitoring guidelines; 3 .determine eligibility for purchase of 144A Securities and IPO’s;  Head Trader - monitoring the purchase of 144A Securities and IPO’s;  Chief Compliance Officer - 1. obtain and review guidelines for Thornburg Funds; 2. develop internal controls for monitoring compliance with prospectus/SAI, regulations and other investment characteristics;  Designated Compliance Officer - periodically reviews client accounts for compliance with investment guidelines and notify Head Trader or PM of any discrepancies.

Director of Separate Accounts - 1. maintain private acount investment guidelines, 2. maintain internal procedures created;  Director of Institutional Operations -maintain institutional acount and private fund client investment guidelines, 2. maintain internal procedures created, 3. maintain QIB certifications obtained, 4. maintain non-restricted persons certifications obtained;  Designated Compliance Officer - 1. maintain Thornburg Fund investment guidelines, 2. maintain internal procedures created; 3. maintain records of actions taken with regard to discrepancies

Chief Compliance Officer - 1. serves as chairman of the committee; 2.recordkeeping; 3. reports to the Trustees  Valuation and Pricing Committee - 1. determine fair value for any portfolio security held by the Fund; 2.conduct qtrly evaluations of pricing methodologies; 3. annual evaluation of the approved pricing service; 3. annual evaluation of the functioning of the committee; 4. annual evaluation f the functioning of the policy itself.

Compliance Dept - 1. Maintain records of the Valuation and Pricing Committee’s meetings, determinations, evaluations, and actions; 2.Maintain a record of the Valuation and Pricing Committee’s membership including the dates members are added or subtracted; 3.Any reports provided to the Trustees

Mutual Fund Operations Supervisor - ensure that all trades called in direct to ops dept are time stamped and entered into system with correct closing price	Mutual Fund Operations Dept - Copies of trade tickets with time stamp

Proxy Voting Coordinator - 1. Collecting and assembling proxy statements and providing to the appropriate PM ; 2. Collecting recommendations, analysis, commentary and other information and providing to the appropriate PM ; 3. Maintain a list of all accounts, with a specification as to whether or not TIM is authorized to vote proxies and provide the PM any specific voting instr. from investment clients; 4. Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate entity; 5. Accumulating Voting Results ; 6. Communicate proxy voting information an provide in writing to any investment client requesting information on voting of proxies; 7. engage service provider; 8. Participating in the annual review. PM or President - timely voting of proxies in accordance with Policy. Chief Compliance Officer or Designated - conduct a periodic but no less than annual review

Proxy Voting Coordinator - 1. Copy of the policy; 2. copy of each proxy statement received; 3. proxy voting record; 4. backup documentation that assisted decision; 5. copies of requests for information from clients and any written response to that request; 6. communications with clients regarding conflicts of interest.  Chief Compliance Officer or Designated Compliance Officer - 1. any written reports from annual review of policy; 2. chronological record of prody voting records reviewed by quarter

Department/Individual/Third Party Service Provider(s)
Policy For Review	Applicable Rule	Responsible
Purchase or Sale Transaction with Certain Affiliated Persons	Rule 17a of Section 17 of the Investment Company Act	Trust Compliance Dept Fund Accounting - Designated Fund Accountant

Regulatory Reporting and Registration	Rule 203-1 and additional reporting rules of the Investment Advisers Act Rule 204-3 of the Investment Company Act Additional reporting rules of the Securities and Exchange Act (13F and 13G	Sep Accts Group - Director of Separate Accounts and Director of Institutional Operations Compliance Dept - Designated Compliance Officer

Third Party Marketer	Rule 206(4)-3 of Section 206 of the Investment Advisers Act	Sep Accts Dept - Director of Institutional Operations

Trading	Best Practices	Trading - Head Trader
Fixed Income PMs

Use of Client Commissions	Section 28(e) of the Securities Exchange Act of 1934	Trading - Head Trader
Portfolio Management - Chief Investment Officer
Best Execution Committee -Various Members

Written and Electronic Communications	Advertising Rules and Books and Records Regulations	Supervisors of Each Department
Compliance Department - Designated Compliance Offier
IT Dept. - Director of Information Technology

Procedures to Comply with Policy	Records Retained to Comply with Policy

Trust - ensure that all purchase and sale transactions between the Trust’s mutual funds and an affiliated person meets the requirements of such transaction; 2. review no less frequrenly than annually the effectiveness of the procedures in the policy; 3. determine no less frequently than quarterly that all such transactions were efffected in compliance with the procedures.

Compliance Dept - copy of this policy; Designated Fund Accountant - Cross-Trade forms for Thornburg Funds

Designated Compliance Officer - 1. complete any annual or other than annual amendments of Form ADV Part IA or Part II and all Schedules; 2. Complete Form 13F and Schedule 13G filings; 3. preparing and filing the foreign securities ownership report with the proper foreign regulatory agency within the required timeframe; 4. registration of all IAR’s.  Director of Separate Accounts - 1. initial delivery and annual offer/or delivery of Form ADV Part II including record dates; 2. gathering the necessary information for the 13 G filings;  Director of Institutional Operations - 1. initial delivery and annual offer/or delivery of Form ADV Part II including record dates

Designated Compliance Officer -1. copies of initial filing and any annual or other than annual amendments of Form ADV Part IA or Part II and all Schedules; 2. Copies of all Form 13F and Schedule 13G filings; 3. copies of all foreign ownership reports; 4. registration records of all IAR’s.  Director of Separate Accounts and Director of Institutional Operations - 1. evidence of initial delivery and annual offer/or delivery of Form ADV Part II including record dates; 2. copies of all contracts indicating who, if not TIM is responsible for initial delivery and annual offer/delivery of ADV Part II.

Director of Institutional Operations - ensure any third party marketer working on behalf of TIM complies with all rule and regulations and TIM’s policy

Director of Institutional Operations- 1. All written agreements between TIM and a Third-Party Marketer; 2. A copy of the separate written disclosure document provided to a Client from a Third-Party Marketer; 3. The signed and dated acknowledgement of receipt of TIM’s ADV Part II and the disclosure document provided by the Third-Party Marketer to a Client.

Head Trader (Equity Trades) - 1. develop, implement and monitor trading practices and procedures; 2. disclosures; Fixed Income PMs (Fixed Income Trades) - 1. develop, implement and monitor trading practices and procedures; 2. disclosures

Trade Desk - 1. equity allocation procedures; 2. trade orders; 3. aggregation statement, including record of any deviations from aggregation statement; 4. trade error file; Fixed Income PM -fixed income allocation procedures

Head Trader - 1. review of receipt of research and brokerage services; and brokerage allocations; 2. review of ADV disclosures; 3. provide upon request information of commissions generated in connection with such arrangements, description of services obtained, each broker/dealer involved;  Best Execution Committee - 1. review of receipt of research and brokerage services; and brokerage allocations; 2. review of ADV disclosures;  CIO - approve written soft dollar arrangements

Trade Desk - 1. record of commissions credited to TIM; 2. description of research or brokerage services received; 3. identity of all b/ds that provide research or brokerage services; 4. any written soft dollar agreements; Best Execution Committee - 1. minutes reflecting determinations; 2. Client Commissions Analysis forms; 3. records showing mixed-use allocations; 4. records showing review of research or brokerage; 5. reviews of commissions paid; 6. review of Policy; 7. written agreements under which TIM may be viewed as using client commissions to receive research or brokerage services.

Supervisors of Each Department - monitor business correspondence sent by their employees

Designated Compliance Officer - 1. regular review of email, 2. initial and ongoing training of employees

Director of IT - implementing and mainining email retention system

Supervisors of Each Department - 1. maintain any reviews of business correspondence, 2. maintain copies of incoming and/or outgoing business correspondence  Compliance Dept. - maintain log of email review, 2. maintain file of problem emails and action taken, 3. maintain file of any customer compliants and resolutions IT Dept - 1. maintain records of periodic testing of email archive system, 2. retain all archived email.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

THORNBURG INVESTMENT TRUST

Manual of Policies and Procedures Amendment Process

March 2010

Policy

It is the policy of Thornburg Investment Management, Inc., and Thornburg Investment Trust (collectively, the “Companies”) to review the Manual of Policies and Procedures (the “Manual) on a continuous basis and amend it when necessary to ensure that it is current.

Purpose

The Companies intend for this Manual to be a living document, therefore, the Manual will be reviewed on an ongoing basis to ensure that it is current. This Manual remains in effect until superseded by a revised version. When changes are made, each employee will be notified of the change and the Manual on the intranet will be updated.

Responsibility

A Designated Compliance Officer is responsible for the review of the Manual to ensure it is current and accurate at all times, and for sending out notification when a new version is made available. This individual is also responsible for the recordkeeping requirements of this policy.

Supervisors are responsible for notifying the Designated Compliance Officer of deletions, additions or changes to the policies and procedures that pertain to their department.

Procedure

The Companies have adopted various procedures and reviews to monitor and ensure the procedures are observed, implemented properly and amended or updated, as appropriate which are as follows:

When a policy or procedure is amended, deleted or added, the Designated Compliance Officer shall:

•                  make the appropriate changes;

•                  deliver an electronic version of the updated Manual to the webmaster to be posted to TIM’s intranet;

•                  notify employees that an updated version is in effect and when applicable provide a summary of changes made;

•                  prepare a log of changes to be provided to the Trust’s Board of Directors for consideration when approving the Manual.

Books and Records

In its books and records, the Designated Compliance Officer will:

•                  Maintain a paper and electronic copy of the current Manual and each section or version that has been superseded with the date of when it was superseded.

•                  Log of changes.

•                  Copies of notices and any information regarding changes sent to employees.

These items will be maintained for a total period of five years. For the first two years the items will be stored in a designated area at the Companies’ principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Investment Adviser Advertising Policy

March 2010

Policy Objectives

In the conduct of its business, Thornburg Investment Management, Inc. (“TIM”) shall observe high standards of commercial honor, and just and equitable principles of trade. TIM recognizes that advertising is an integral tool in the promotion of the advisory services it offers. This Policy, along with the sanctions imposed for violations of this Policy is intended to ensure that: (i) all advertising designed to maintain existing clients or solicit new investment advisory clients (“Adviser Advertising”) is in compliance with all applicable SEC advertising rules and regulations and (ii) Adviser Advertising is used properly by employees, officers and directors of TIM (“Employees”).

Employees are expected to act in accordance with both the letter and spirit of the rules and regulations regarding Adviser Advertising and this Policy. Employees are prohibited from directly or indirectly publishing, circulating or distributing, or facilitating the publication, circulation or distribution by another, of any Adviser Advertising that does not follow the Creation and Review procedures and/or does not comply with the Policy.

Advertising Rules and Regulations Applicable to Investment Advisers

Adviser Advertising, including performance advertising, is principally regulated under the general anti-fraud provision of Section 206 of the Investment Advisers Act (the “Act”) and Rule 206(4)-1 under the Act. In addition, the Securities and Exchange Commission (“SEC”) has issued numerous no-action letters to provide interpretations, guidance and additional requirements.

Anti-fraud Provision

Section 206 of the Act makes it unlawful for an investment adviser to directly or indirectly:

•                  employ any device, scheme, or artifice to defraud any client or prospective client;

•                  engage in any transaction, practice, or course of business that operates as a fraud or deceit upon any client or prospective client;

•                  engage in any act, practice, or course of business that is fraudulent, deceptive or manipulative.

Prohibited Practices

Rule 206(4)-1 sets forth specific restrictions with respect to Adviser Advertising that are deemed to be violations of the anti-fraud provision.

An investment adviser cannot include in any advertisement:

•                  testimonials regarding statements of a client’s experience or endorsement of the advice or services of the adviser;

•                  past specific recommendations which were or would have been profitable unless the advertisement sets out or offers to furnish a list of all recommendations made within the preceding year;

•                  representation that any graph, chart or formula or other device offered can in and of itself be used to determine which securities to buy or sell, or when to buy or sell them; or which represents directly or indirectly, that any graph, chart, formula or other device will assist any person in making his/her own decisions as to which securities to buy, sell or when to buy or sell them without prominently disclosing the limitations and the difficulties with respect to its use;

•                  state that any report, analysis, or other service will be furnished for free unless it is or will be furnished entirely free without any condition, or obligation;

•                  any untrue statement of a material fact or which is otherwise false or misleading.

Whether an advertisement may be considered misleading depends on the particular facts relating to the advertisement and the statements contained in it, including:

•      the form and content of the ad;

•      the investment adviser’s ability to perform what is advertised;

•      the implications or inferences arising from the context of the communications; and

•      the sophistication of the audience.

Types of Adviser Advertising

Per Rule 206(4)-1, an advertisement is defined as:

•                  any notice, circular, letter or other written communication addressed to more than one person; or

•                  any notice or other announcement in a publication, or by radio or television which offers any:

•                  analysis, report, or publication concerning securities, or which is to be used in making any determination as to when to buy or sell securities, or which security to buy or sell; or

•                  graph, chart, formula or other device to be used in making any determination as to when to buy or sell any security, or which security to buy or sell; or

•      other investment advisory services with regard to securities.

The SEC has indicated they would also consider the following types of material to be advertising:

•                  any material designed to maintain existing clients or solicit new clients such as form letters, quarterly reports, attribution analysis, or presentation booklets; and

•                  any electronic communications such as e-mails, websites, blogs or chat rooms.

NOTE: Other forms of communication and/or marketing material may be considered Advisory Advertising which would be subject to the Policy and the Creation and Review procedures. A good rule of thumb is when in doubt consult a Compliance Officer.

Policy

1.               All Adviser Advertising will be prepared so that it meets all applicable SEC advertising rules, regulations and interpretive guidance issued by the SEC. With regard to performance advertising, where GIPS compliance is claimed, the material will also meet all GIPS guidelines.

2.               All Adviser Advertising will be produced solely by the Separate Accounts Department with limited exceptions for mutual fund material and some adviser material created by the Marketing Department or material created by a third party.

All Adviser Advertising and third party material must be reviewed and approved by the Compliance Department prior to its use.

Creation and Review Procedures

•                  A Separate Accounts Associate will produce the Adviser Advertising. This associate’s responsibilities will include, but are not limited to: layout of the piece; proper TIM logo, branding and trademark; website and/or contact information; sources of charts and graphs and proper disclosures.

•                  The Separate Accounts Associate must have the piece proofread and all numbers (e.g., performance data, account data, allocation data, etc.) checked by another associate to ensure their accuracy.

•                  The Separate Accounts Associate must submit all Adviser Advertising to a Compliance Officer for review and approval prior to its use or distribution;

•                  The Compliance Officer will review the Adviser Advertising for content and verify that the appropriate disclosure items are included. The Compliance Officer will sign and date to indicate review and approval.

•                  If no changes are noted in the review, the Separate Accounts Department can use or distribute the material as intended.

•                  If changes are needed, the Compliance Officer will note the changes on the material’s routing slip, and the material will be sent back to the Separate Accounts Associate who will make the required changes. The associate must resubmit the material to the Compliance Officer for final review and approval.

•                  The use of material created by a third party is permitted only after the material has been reviewed by the designated Separate Accounts Associate, reviewed and approved by a Compliance Officer and reprint rights are granted prior to its use. TIM’s marketing department will be responsible for obtaining reprint rights.

Violations

An Employee found directly or indirectly publishing, circulating or distributing, or facilitating the publication, circulation or distribution by another, of any Adviser Advertising that does not follow the Creation and Review Procedures and/or does not comply with the Policy, has the right to explain any extenuating circumstances regarding the violation as well as any other relevant information, to the Chief Compliance Officer.

If it is determined that an Employee has violated any of the Creation and Review Procedures and/or the Policy in any way, the Employee will be sanctioned.

Sanctions

Upon discovering a violation of this Policy, TIM may impose such sanctions as it deems appropriate, including, but not limited to, a letter of censure, fine, suspension or termination of employment.

Recordkeeping Requirements

The designated Separate Accounts Associate will be responsible for maintaining the following records:

•                  Copies of all Adviser Advertising and any materials prepared by third parties that are distributed. The file must include the name of the Compliance Officer who approved each piece and the date the approval was given.

•                  All internal working papers and/or any other records or documents used to form the basis for, or demonstrate the calculation of the performance or rate of return of, any or all managed accounts, composites shown or the performance of securities mentioned in any advertisement or marketing material.

•                  Information concerning the source of any statistical table, chart, graph or other illustration used.

•                  Any additional records required by the SEC rules and or interpretive guidance.

All records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year in which the material was last published or disseminated. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

The Chief Compliance Officer of TSC will be responsible for maintaining the following records:

•                  Any spot check requests received from FINRA.

•                  Any response submitted to FINRA regarding their review.

All records shall be maintained and preserved in an easily accessible place for a period of not less than three years from the date of last use. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

THORNBURG SECURITIES CORPORATION

Mutual Fund Advertising Policy

March 2010

Policy Objectives

Thornburg Investment Management, Inc. (“TIM”) and Thornburg Securities Corporation (“TSC”), (“collectively, the “Companies”) in the conduct of their respective businesses, shall observe high standards of commercial honor and just and equitable principles of trade. Both TIM and TSC recognize that advertising is an integral tool in the promotion and distribution of the Thornburg family of funds (the “Funds”). This policy, along with the sanctions imposed for violations of this policy is intended to ensure that (i) all sales material produced for the promotion of the Funds (“Mutual Fund Advertising”) is in compliance with all applicable advertising rules and regulations and (ii) Mutual Fund Advertising is used properly by all employees, officers and directors of TIM and TSC (“Employees”).

Employees are expected to act in accordance with both the letter and spirit of the rules and regulations regarding Mutual Fund Advertising and this Policy. Employees are prohibited from directly or indirectly publishing, circulating or distributing, or facilitating the publishing, circulation or distribution by another, of any Mutual Fund Advertising that does not follow the Creation and Review procedures and/or does not comply with the Policy.

This Policy has been adopted individually by TIM and TSC.

Advertising Rules and Regulations Applicable to Mutual Funds

NASD Rules (Note: These rules have not been consolidated into the FINRA Rulebook and are still referred to as NASD Rules)

•                  NASD Rule 2210 — “Content Standards”, sets forth specific standards for the content of communications provided to the public, it also provides definitions of various types of “communications with the public”, approval and recordkeeping requirements, and filing requirements.

•                  NASD Rule 2211 — “Institutional Sales Material” (financial professional/dealer use only material) and “Correspondence”, sets forth specific content standards for Institutional Sales Material and Correspondence, provides definitions of those terms, and approval and recordkeeping requirements. In addition, Correspondence is subject to the supervision and review requirements of NASD Rule 3010(d). The specific requirements of this rule are covered in the Correspondence and Electronic Communication Policy.

SEC Rules

•                  Rule 482 — the “Omitting Prospectus Rule”, permits material used prior to prospectus delivery and can contain information that is not contained in the prospectus. The communication must offer the full prospectus. This rule also gives specific standards for the presentation of mutual fund and variable annuity performance data; required disclosures; as well as prominence, proximity, type size and style requirements for certain information.

•                  Rule 34b-1 — “Supplemental Sales Material” applies to all communications that contain performance data including material that is accompanied or preceded by a statutory prospectus. This rule requires that the performance data comply with the specific standards set forth in Rule 482. However, unlike Rule 482, which does not permit an advertisement to include any non-standardized performance information, Rule 34b-1 permits the inclusion of non-standardized under certain conditions.

•                  Rule 135a — “Generic Advertising”, permits a generic communication on behalf of investment company products. The rule permits a general discussion of product attributes as long as the presentation does not include the name of a specific product or any information relating solely to a specific product.

•                  Rule 156 — “False or Misleading Sales Literature”, adopted to provide interpretive guidance on how to determine whether a piece of sales literature relating to an investment company is materially misleading and would violate the anti-fraud provisions of the federal securities laws.

•                  Section 17(a) of the Securities Exchange Act of 1933 and Section 10(b) of the Securities Exchange Act of 1934 — “Anti-Fraud Provisions”, makes it unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce or of the mails, to use sales literature which is materially misleading in connection with the offer or sale of securities issued by an investment company.

Types of Mutual Fund Advertising

NASD Rule 2210 defines various types of sales material which it deems “communications with the public”. Communications with the public consist of:

Advertisement

An Advertisement is any material, other than Independently Prepared Reprint and Institutional Sales Material that is published in print or used in any electronic or other public media. You may consider an Advertisement as any such communications that the member has no control regarding who views, reads or listens to the communication.

Examples are:

•                  newspapers and magazine advertisements

•                  billboards

•                  TV and radio commercials

•                  websites (non-password protected)

•                  banner ads

•                  hyperlinks

•                  message boards or blogs

Sales Literature

Sales Literature is any written or electronic communication with the public that does not meet the definition of Advertisement, Independently Prepared Reprint, Institutional Sales Material or Correspondence. Unlike Advertisements, the member has control regarding to whom the Sales Literature is distributed. The information is typically distributed to shareholders or clients, mailing lists or prospects.

Examples are:

•                  brochures

•                  shareholder reports

•                  circulars

•                  flyers

•                  press Releases

•                  reprints (that are not independently prepared)

•                  form letters

•                  email sent to 25 or more individuals

Note: For the purposes of this policy, this category includes Correspondence sent to 25 or more existing and/or prospective retail customers within a 30 day period, containing the same or similar message in the body of the text which discusses any financial or investment recommendation or other wise promotes a product or service of TIM or TSC.

Correspondence

Correspondence is any written letter or electronic communication prepared for delivery to one or more existing retail customers, and less than 25 prospective retail customers within a 30 day period.

Institutional Sales Material (also known as financial professional/dealer use only material)

Institutional Sales Material is any communication that is distributed to an institutional investor. Institutional investors include:

•                  a bank, savings and loan association, insurance company, or a registered investment company

•                  a registered investment adviser

•                  other entities with a total assets of at least $50 million

•                  employee benefit and qualified plans with 100 or more participants (Individual participants of employee benefit plans and qualified plans are not considered institutional investors)

•                  FINRA member firms or registered associated persons

•                  persons acting solely on the behalf of institutional investors as defined

However, if there is reason to believe that a communication or excerpt of the communication intended for institutional investors will be forwarded to or made available to a person that is not an institutional investor, the communication cannot be treated as Institutional Sales Material. It is considered an Advertisement or Sales Literature and will be subject to the applicable advertisement rules and regulations of those forms of communications with the public.

Examples are:

•                  password protected “advisor” website

•                  Powerpoint-type presentations to RIA’s or associated persons of a member firm

•                  marketing material created for RIA’s or associated persons of a member firm

Note: For the purpose of this policy written letters and e-mail communications sent to 25 or more institutional investors, containing the same or similar message in the body of the text, will be treated as Institutional Sales Material and, therefore, must follow the NASD’s rules and regulations of such material and the review and approval procedures set forth below.

Public Appearance

A Public Appearance includes participation in a:

•                  seminar (does not include any script or Powerpoint-type presentation that is used)

•                  forum (including interactive electronic forums)

•                  radio or television interview (does not include any script used)

•                  public speaking activity or other public appearance (does not include any script or Powerpoint-type presentation that is used)

•                  chat rooms

•                  social networking sites

•                  some live streaming media

Independently Prepared Reprint

An Independently Prepared Reprint is any reprint or excerpt of any article issued by a publisher, provided that:

(i)        the publisher is not an affiliate of the member using the reprint or any underwriter or issuer of a security mentioned in the reprint or excerpt and that the member is promoting;

(ii)          neither the member using the reprint or excerpt nor any underwriter or issuer of a security mentioned in the reprint or excerpt has commissioned the reprinted or excerpted article; and

(iii)           the member using the reprint or excerpt has not materially altered its contents except as necessary to make the reprint or excerpt consistent with applicable regulatory standards or to correct factual errors;

Any report concerning an investment company registered under the Investment Company Act of 1940, provided that:

(i)        the report is prepared by an entity that is independent of the investment company, its affiliates, and the member using the report;

(ii)          the report’s contents have not been materially altered by the member using the report except as necessary to make the report consistent with applicable regulatory standards or to correct factual errors;

(iii)           the research firm prepares and distributes reports based on similar research with respect to a substantial number of investment companies;

(iv)         the research firm updates and distributes reports based on its research of the investment company with reasonable regularity in the normal course of the research firm’s business;

(v)        neither the investment company, its affiliates nor the member using the research report has commissioned the research used by the research firm in preparing the report; and

(vi)         if a customized report was prepared at the request of the investment company, its affiliate or a member, then the report includes only information that the research firm has already compiled and published in another report, and does not omit information in that report necessary to make the customized report fair and balanced.

Policy

1.              All Mutual Fund Advertising will be prepared so that it meets all applicable NASD and SEC advertising rules, regulations and interpretive materials issued by FINRA.

2.              All Mutual Fund Advertising will be produced solely by TIM’s Marketing Department with limited exceptions for Independently Prepared Reprints and material created by a third party.

3.              All Mutual Fund Advertising, excluding Correspondence and Public Appearances, must be reviewed and approved by the designated Principal in the Compliance Department prior to its use.

Please see the Correspondence and Electronic Communications Policy for further guidance regarding the review and approval procedures for Correspondence

Creation and Review Procedures

•                  A Marketing Associate will produce the Mutual Fund Advertising. This associate’s responsibilities include, but are not limited to: layout of the piece; proper TIM logo, TSC identification; branding and trademark; website and toll free phone number; marketing ID number; sources and proper disclosures.

•                  The Marketing Associate must have the piece proofread and all numbers (e.g., performance data, fund characteristics data, holdings data, etc.) checked by another Marketing Associate to ensure their accuracy.

•                  The Marketing Associate must submit all Mutual Fund Advertising to a principal in the Compliance Department for review and approval prior to its use or distribution;

•                  The designated principal in the Compliance Department will review the Mutual Fund Advertisement for content and verify that the appropriate disclosures items are included. The designated principal will sign and date the piece to indicate review and approval.

•                  If no changes are noted in the review the Marketing Department can use and/or distribute the piece as intended.

•                  If changes are needed, the designated principal will note the changes on the material, and will sign and date to indicate that the material has been reviewed. The material will then be sent back to the Marketing Associate, who will make the required changes. The associate must resubmit the material to the designated principal for final review and approval.

•                  The use of an Independently Prepared Reprint and third party material is permitted only if the material has been reviewed by the Marketing Department, reviewed and approved by a designated principal in the Compliance Department, and reprint rights are granted prior to its use or distribution. TIM’s Marketing Department will be responsible for obtaining reprint rights.

Filing Requirements

Mutual Fund Advertising Required To Be Filed with FINRA

•                  All investment company Advertisements and Sales Literature must be filed within 10 days of first use or publication. (Note that written or electronic form letters concerning investment companies prepared for delivery to 25 or more prospective retail customers is considered Sales Literature and must be filed).

•                  Final versions of television or video Advertisements must be filed within 10 days of first use.

•                  Investment company Advertisements or Sales Literature that use rankings or performance comparison information that is created by the investment company, its underwriter or that is not generally published must be filed with corroborating data 10 days prior to first use. The material cannot be used until changes required by the Compliance Department have been made.

•                  Any Sales Literature concerning bond mutual funds that includes or incorporates bond mutual fund volatility ratings must be filed 10 days prior to use. This material cannot be used until it has received FINRA’s approval.

•                  Upon written request from FINRA’ Advertising Department the Companies must submit the specified items, including items not subject to mandatory filing. The material must be submitted within the time frame specified by FINRA.

•                  Members may voluntarily file any piece of sales material.

Note: This list is not exhaustive; individuals should familiarize themselves with any filing requirements if there is contemplation of a new type of Mutual Fund Advertising that is not currently done.

Mutual Fund Advertisements Not Required To Be Filed

•                  Institutional Sales Material (as defined above).

•                  Independently Prepared Reprints (as defined above).

•                  Correspondence (as defined above).

•                  Press releases distributed only to members of the media.

•                  Updates to data in a previously filed material without material change, e.g. new telephone numbers or address, updating performance numbers.

•                  Current sales materials previously filed by another entity that have received a “clean” letter from FINRA’s Advertising Department.

•                  Material that simply lists products and services.

•                  Prospectuses and other offering documents. (Note: FINRA may request the prospectus of the product covered in the material being reviewed.)

•                  Material that contains only an incidental reference to an investment analysis tool as one of the services offered, unless otherwise required by NASD Rule 2210.

Filing Procedures

A designated Marketing Associate will be responsible for filing all required Mutual Fund Advertising with FINRA. The associate will also ensure that:

•                  All filing fees are paid.

•                  Filings are accompanied by the date of first use (or intended first use).

•                  Filings are accompanied by the name and title of the registered principal who reviewed and approved the piece and the date that the approval was given.

•                  Any additional documentation that is required to accompany the sales material is submitted.

Violations

An Employee found directly or indirectly publishing, circulating or distributing or facilitating the publication, circulation, or distribution by another, of any Mutual Fund Advertising that does not follow the Creation and Review Procedures and/or does not comply with the Policy, has the right to explain any extenuating circumstances regarding the violation as well as any other relevant information, to the Chief Compliance Officer of TSC.

If it is determined that an Employee has violated the Creation and Review Procedures and/or the Policy in any way, the Employee will be sanctioned.

Sanctions

Upon discovering a violation of this Policy, the Companies may impose such sanctions as it deems appropriate, including, but not limited to, a letter of censure, fine, suspension or termination of employment.

Recordkeeping Requirements

The designated Marketing Associate will be responsible for maintaining the following records:

•                  A separate file for copies of all Advertisements, Sales Literature, Independently Prepared Reprint, press releases, and any material prepared by a third party that is distributed. The file must include the name of the registered Principal who approved each piece of sales material and the date the approval was given.

•                  A separate file copies of all Institutional Sales Material created. The file must include the name of the person who prepared each item.

•                  All information concerning the source of any statistical table, chart, graph or other illustration used.

•                  Evidence that the required material was filed.

•                  All FINRA review letters received and the sales piece that goes along with each review letter. If the FINRA review letter identifies any changes needed to make the sales piece compliant the marketing department will also maintain copies of the updated sales piece with the review letter.

The Chief Compliance Officer of TSC will be responsible for maintaining the following records:

•                  Any spot check requests received from FINRA.

•                  Any response submitted to FINRA regarding their review.

All records shall be maintained and preserved in an easily accessible place for a period of not less than three years from the date of last use. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Policy on Investment Advisory Agreements

March 2010

Policy Objectives

As a registered investment adviser, Thornburg Investment Management, Inc. (“TIM”) acts as investment adviser or sub-adviser to the various types of clients as described below (“Client”). It is the policy of Thornburg Investment Management (“TIM”) that all agreements for TIM to act as investment adviser or manage the investments of a client (“Investment Advisory Agreement”) comply with the Investment Advisers Act of 1940 (“Advisors Act”) and all other applicable laws.

Types of Clients

Investment Company Client - an investment company registered under the Investment Company Act of 1940 (“Investment Company Act”) for which TIM acts as investment adviser (the series of funds of Thornburg Investment Trust “Thornburg Funds”) or sub-adviser.

Institutional Client - any pension plan, foundation, bank, trust or similar organization for which TIM acts as the investment adviser, or an Investment Company Client for which TIM acts as the sub-adviser.

Private Account - a discretionary account where a client engages TIM to act as investment adviser through another investment adviser, bank, or other financial institution’s Managed Account Program, Wrap Fee Program, Asset Allocation Program, or other similar program.

•                  Managed Account Program is a program under which a client is provided advice about portfolio managers but is charged advisory fees together with transaction-based commissions (rather than a single fee).

•                  Wrap Fee Program is a program under which any client is charged for investment advisory and execution services a specified fee or fee not based directly upon the transactions in the client’s account.

•                  Asset Allocation Program is a program under which an adviser allocates a client’s assets among several investment vehicles having different investment characteristics, including mutual funds.

Private Fund - a co-mingled investment vehicle not registered under the Securities Act of 1933 or the Investment Company Act, for which TIM provides investment management services.

Certain Contractual Provisions

The Advisors Act requires and prohibits certain provisions in any Investment Advisory Agreements. TIM will not enter into any Investment Advisory Agreement unless it is meets the following requirements:

Assignment Clauses

All Investment Advisory Agreements will contain a provision that TIM may not assign the contract without the Client’s consent. Generally, an assignment includes any transfer of an investment advisory contract by TIM or any direct or indirect transfer of an advisory contract or controlling block of TIM’s outstanding voting stock by a security holder of TIM.

No Waiver of Compliance

No Investment Advisory Agreement will contain a provision that purports to waive compliance with the Advisers Act or the rules under the Advisers Act.

Prohibition on Hedge Clauses

No Investment Advisory Agreement will contain a provision that is likely to lead a Client to believe that it has waived any available right of action against TIM.

Arbitration Clauses

No Investment Advisory Agreement will contain an arbitration clause that purports to waive any available right of action against TIM.

Performance Fees

Generally, no Investment Advisory Agreement will contain a provision that provides for compensation based on a share of capital gains or appreciation of any portion of a Client’s assets (“Performance Fee”). For the purposes of this Policy, a Performance Fee does not mean an advisory fee imposed only as percentage of assets under management.

No Investment Advisory Agreement will provide for and TIM will not charge a Performance Fee unless: (i) fair and full disclosure is made; and (ii) one of the following conditions is met:

•                  The Client is an Investment Company Client or any other natural person or company for whom TIM manages an account in excess of $1,000,000 (except a trust, government plan, collective trust fund, or separate account), provided that the advisory fee is averaged over a specified period of time that will increase or decrease proportionately with the investment performance of the client’s account in relation to the investment record of an appropriate securities index over the same period (“Fulcrum Fee”);

•                  The Client is a Qualified Client. A Qualified Client means: (i) a natural person or company who immediately after entering into the Investment Advisory Agreement has at least $750,000 in assets under management with TIM; (ii) a natural person or company who TIM reasonably believes immediately prior to entering into the Investment Advisory Agreement has a net worth (including joint assets with a spouse) of more than $1,500,000 or is a “qualified purchaser” (please ask a Compliance Officer for further information about qualified purchasers); or (iii) a natural person who immediately prior to entering into the Investment Advisory Agreement is an executive officer or managing director of TIM or an employee of TIM who has substantially participated in the investment activities of TIM for at least twelve (12) months.

•                  If the Agreement is with a Private Fund Client or Investment Company Client, all it’s equity owners are Qualified Clients. (Note: a Private Fund composed entirely of “qualified purchasers” would meet this requirement); or

•                  The Client is not a resident of the United States.

Performance Fees for ERISA Clients

In addition to the above requirements, any Performance Fee imposed on a Client subject to the Employee Retirement Income Security Act of 1974 (an “ERISA Client”) must meet the following requirements:

•                  The ERISA Client’s accounts will consist mainly of investments in securities with readily available market quotations and only a small portion of investments may be in securities without readily available market quotations, which are valued by third parties independent of TIM;

•                  The ERISA Client’s Performance Fee calculation takes into account both realized and unrealized gains and losses and income during the pre-established valuation period;

•                  The ERISA Client’s plan has aggregate assets in excess of $50 million.

Procedure

All Investment Advisory Agreements will be reviewed prior to execution by TIM’s Contracts Officer or other appropriate legal counsel to ensure that each agreement meets the requirements of this Policy. TIM may enter into a standard Investment Advisory Agreement that has been pre-approved by TIM’s Contracts Officer without having to obtain this prior review. However, any changes to the standard Investment Advisory Agreement must be reviewed by the Contracts Officer, other appropriate legal counsel or a Compliance Officer designated by the Contracts Officer prior to its execution.

The Director of Separate Accounts will review all Investment Advisory Agreements for Private Accounts in order to become familiar with the investment objectives, guidelines, and/or other obligations.

The Director of Institutional Operations will review all Investment Advisory Agreements for Institutional Clients and Private Funds in order to become familiar with the investment objectives, guidelines, and/or other obligations.

The President of TIM will review the Investment Advisory Agreement and any revisions for the Thornburg Funds.

Disclosures

In its Form ADV Part II, TIM will disclose:

•                  Current fee schedules for investment advisory services to the Trust.

•                  Current fee schedules for investment advisory services to Institutional Clients and Private Accounts;

•                  Generally, the Performance Fees agreed to with Clients.

Books and Records

The Director of Institutional Operations will be responsible for maintaining the following record:

•                  An original copy of the Investment Advisory Agreement entered into with each Institutional Client or Private Fund Client;

The Director of Separate Accounts will be responsible for maintaining the following record:

•                  An original copy of the Investment Advisory Agreement entered into with any investment adviser, bank, or other financial institution to perform investment advisory services to Private Accounts.

The Director of Fund Accounting will be responsible for maintaining the following records:

•                  The original or a copy of the Investment Advisory Agreement entered into with the Trust and any renewals of that agreement

All records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year in which the agreement was executed. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT TRUST

THORNBURG SECURITIES CORPORATION

THORNBURG INVESTMENT MANAGEMENT

Anti-Money Laundering Policy

March 2010

General Statement of Policies

Thornburg Investment Trust (the “Trust”), Thornburg Investment Management, Inc. (“TIM”), and Thornburg Securities Corporation (“TSC”) are committed to full compliance with all applicable anti-money laundering laws and regulations (“Applicable Law”). To promote compliance with Applicable Law, the Trust, TIM and TSC (individually, a “Company”, and collectively the “Companies”) have adopted this Anti-Money Laundering Policy (the “AML Policy”). TIM will be responsible for implementing this policy on behalf of the Trust, as it pertains to the series of mutual funds (the “Funds”) of the Trust, of which TIM is the investment adviser. In, addition TIM will be responsible for implementing this policy on behalf of any private fund for which TIM is the managing member or general partner. TSC will be responsible for implementing this policy on behalf of any general brokerage account where TSC is the broker/dealer of record.

The purpose of the Policy is to assist in preventing and detecting customer transactions that may indicate violations of Applicable Law or otherwise place the Companies at risk.

It is the Policy of the Companies to:

•                                          Prohibit and actively prevent money laundering and activities that facilitate money laundering or the funding of terrorist or criminal activities.

•                                          Implement and maintain an anti-money laundering program to comply with Applicable Law and that provides a system of internal policies, procedures and controls to prevent and detect money laundering and to identify customers who are engaged in conduct which indicates violations of Applicable Law.

•                                          Cooperate fully with law enforcement and regulatory authorities and to report suspicious activities to relevant governmental authorities, where mandated by Applicable Law, and subject to laws and regulations respecting disclosure of private or nonpublic information.

•                                          Designate an Anti-Money Laundering Compliance Officer who is responsible for the coordination and monitoring each Company’s compliance with Applicable Law and this Policy.

•                                          Provide for employee awareness and training respecting compliance with Applicable Law and this Policy.

•                                          Provide for independent auditing (as required by Applicable Law) of each Company’s anti-money laundering efforts to test compliance with Applicable Law and this Policy.

The AML Policy will be updated as needed to address developments in Applicable Law and guidance by applicable governmental authorities with respect to Applicable Law, as business conditions change, to reflect any change in the designated AML Compliance Officer, and/or due to any findings of the independent compliance audit (see “Annual Independent Compliance Audit” below).

Compliance Officer

Each of the Companies has appointed Jennifer Medina-Summers as the Anti-Money Laundering Compliance Officer (“AML Compliance Officer”) with regard to its compliance with Applicable Law and this Policy. The AML Compliance Officer is responsible for:

•                                          Monitoring compliance with Applicable Law and this Policy.

•                                          Monitoring the day-to-day operation of the Policy.

•                                          Implementing and maintaining reasonable measures to ascertain relevant information about the customers of each of the Companies and associated transactions.

•                                          Reporting of suspicious activities to the applicable governmental authorities, subject to laws and regulations respecting disclosure of private or nonpublic information.

•                                          Responding to reasonable requests for information made by governmental officials.

•                                          Periodically training and updating employees with regard to anti-money laundering matters.

•                                          Maintaining proper AML records and scheduling compliance audits.

This person has been identified to FINRA via FINRA’s Contacts System. A Designated Compliance Officer will review, and if necessary, update the information regarding the AML Compliance Officer within 30 days of any change and/or 17 business days after the end of each calendar year.

Appointed Representatives

The AML Compliance Officer may delegate to one or more persons such portion of the AML Compliance Officer’s duties and responsibilities under this Policy as the AML Compliance Officer determines to be appropriate, provided such persons are subject to supervision by the AML Compliance Officer with respect to such duties and responsibilities and the AML Compliance Officer retains the ultimate responsibility for compliance with Applicable Law and this Policy.

Intermediaries

Each Company may enter into contractual arrangements with other persons such as transfer agents, broker-dealers, and other financial service providers under which the service provider accepts a delegation of the implementation and operation of one or more functions under this Policy. In each case, the person effecting the delegation shall (i) perform the delegation in accordance with Applicable Law, and (ii) cause the AML Compliance Officer to review periodically the written anti-money laundering policy of the service provider and receive and review reports on the functioning of that policy to determine whether they are capable of performing the outsourced activities. The AML Compliance Officer is directed to utilize any AML exception report provided by the service provider to assist in monitoring accounts for money laundering activity.

Customer Identification Procedure

This customer identification procedure is a portion of this Policy, and was adopted pursuant to 31 CFR 103 et seq. (title 31, part 103 of the Code of Federal Regulations, as amended by regulations adopted in Investment Company Act Release 1C-26031, pertaining to customer identification programs for mutual funds).

Reliance on Other Financial Institutions or Intermediaries

Any one or more of the functions in this customer identification procedure may be performed by another financial institution or intermediary if:

•                  The AML Compliance Officer determines that performance of the function by the other financial institution or intermediary is reasonable in view of (i) the overall competence of the financial institution or intermediary; (ii) the function to be performed; and (iii) the AML Compliance Officer’s assessment of the relevant risks addressed by this procedure;

•                  The other financial institution or intermediary is subject to a rule implementing 31 USC 5318(h) or successor statute as then in effect and is subject to regulation by a federal functional regulator identified in 31 CFR 103.120(a)(2); and the other financial institution or intermediary enters into a contract requiring it to certify annually to the Companies that it has implemented its anti-money laundering program and that it (or its agent) will perform the specific functions.

Currently, BFDS conducts customer identification procedures on behalf of the Funds.

Definitions Respecting Customer Identification Procedures

“Account” means an account established for a Customer to effect purchases and redemptions.

“Applicant” means any one or more persons who seek to become a Customer by applying to purchase shares in any Fund, open an institutional or private account with TIM or a general brokerage client of TSC.

“Customer” means any person who is a new record shareholder of a Fund, a direct institutional account, private account, or an investor in a private fund for which TIM is the managing member or general partner, or a general brokerage client of TSC; but does not include (i) any employee benefit plan established under the Employee Retirement Income Security Act of 1974 (“ERISA”), (ii) any bank regulated by a state, or a federal functional regulator described in 31 CFR 103.120(a)(2), (iii) any Public Company, (iv) any person holding Fund shares through a securities broker dealer in “street” name, or through a networked or omnibus account, (v) any governmental or public agency or instrumentality, or (iv) any person who was, as of September 30, 2003 a record shareholder of any Fund.

“Customer Information” means the information described below under the caption “Collecting Customer Information.”

“Public Company” means any company which is required by the Securities Exchange Act to file periodic reports with the Securities and Exchange Commission.

Collecting Customer Information

Before opening an Account for any Customer, we (or a service provider appointed under the customer identification procedure) will obtain the following information from the Customer:

•                                          Name

•                                          Date of Birth (for an individual)

•                                          Address

•                                          Individuals: a residential or business street address, or if the individual does not have such an address, an Army Post Office (APO) or Fleet Post Office (FPO) box number, or the residential or business street address of next of kin or of another contact individual.

•                                          Corporation, limited liability company, partnership, trust or other entity: a principal place of business, local office or other physical location.

•                                          Federal taxpayer identification number (if the Applicant is applying for a number or does not have a number, contact the AML Compliance Officer).

If the necessary Customer Information is not furnished, the application (and check tendered by the Applicant, if any) shall be returned to the Applicant.

Customer Verification

Within a reasonable time after opening an Account for any Customer, we (or a service provider appointed under the customer identification procedure) will verify the identity of the Applicant through an examination of documents from the Applicant or through “non-documentary” methods described below.

•                                          Documents.

•                                          Individuals: Unexpired government-issued identification showing nationality or residence, and having a photograph, such as a driver’s license or passport.

•                                          Corporation, limited liability company, partnership, trust or other entity: documents showing existence of the entity, such as certified articles of incorporation, government-issued business license, partnership agreement or trust agreement.

•                                          Non-documentary methods. Verify Customer Information against information from an independent third party (such as a consumer reporting agency, employer, public database, references from a bank or other financial institution, or similar source) which gives reasonable assurance of the Applicant’s identity. If the Applicant is not an individual, obtain information respecting individuals (such as corporate officers or trustees) proposed to have authority or control over the Applicant or the Account proposed to be opened.

If documentation is unusually old, (or expired, in the case of an identification), or if documentation is incomplete or unfamiliar, or if an Applicant is not physically present, verification must be accomplished through non-documentary methods. Verifications may be performed by transfer agents, broker dealers and other financial service providers, using either documentary or non-documentary methods. Verification shall be performed within a reasonable time after opening the Account, during which period a hold or stop transfer order shall be placed on the Account.

Lack of Verification

If an Applicant is unable to provide information permitting reasonable verification of the Applicant’s identity, the Account should be closed and the funds returned to the Customer.

In any case where an application is rejected, or an account is opened pending verification and verification is not finally supplied, the AML Compliance Officer (or our service provider) will consider whether or not a suspicious activity report should be filed with government authorities.

Comparison with Government Lists

Comparison at Account Opening

Upon receiving an account application a comparison will be done to determine whether any Applicant appears on any list of known or suspected “terrorists” or “terrorist organizations” designated by the Department of Treasury (in accordance with 31 CFR 103 et. seq.) within a reasonable time of the opening of an Account for the Customer, or sooner if required by Applicable Law. The designated individuals or intermediaries, as identified below, will check the Office of Foreign Assets Control (“OFAC”) list which can be found at www.treas.gov/ofac.

In the case of a correspondent account established for a foreign financial institution, the designated individual or intermediary will check to determine if the foreign financial institution is operating under a license issued by a foreign country that appears on the Financial Action Task Force’s list of Non-Cooperative Countries and Territories, which can be found at www.fatf-gafi.org.

The AML Compliance Officer should be notified immediately about a positive match for consideration of action in accordance with this Anti-Money Laundering Policy.

Ongoing Comparison

On an ongoing basis a check will be done to determine that Customers do not appear on an OFAC or FinCEN list. From time to time the AML Compliance Officer receives a notice from OFAC and/or FinCEN that these lists have been updated. Within a reasonable amount of time these updated lists will be compared to the current Customer list.

In the case of a correspondent account established for a foreign financial institution, a periodic check will be done to determine if the foreign financial institution is operating under a license issued by a foreign country that appears on the Financial Action Task Force’s list of Non-Cooperative Countries and Territories, which can be found at www.fatf-gafi.org.

The AML Compliance Officer should be notified immediately about a positive match for consideration of action in accordance with this Anti-Money Laundering Policy.

Mutual Fund Customers

The AML Compliance Officer shall seek on behalf of the Funds an undertaking from the Funds’ transfer agent that Customers’ names are being compared to the government lists at account opening and on an ongoing basis.

TSC - Raymond James Customers

The AML Compliance Officer is responsible for conducting these comparisons of Customers’ names to the government lists at account opening and on an ongoing basis.

TIM — Institutional, Private Accounts and Private Fund Customers

The Separate Accounts Associates, designated by the Director of Separate Accounts and the Director of Institutional Operations, is responsible for conducting these comparisons of Customers’ names to the government lists at account opening and on an ongoing basis.

On a quarterly basis the responsible persons shall submit to the Compliance Department an AML Report of the ongoing comparisons. Results of the comparisons done through BFDS can be accessed through the BFDS Compliance Dashboard.

Positive Matches

We are only required to respond to a positive match. The AML Compliance Officer will address any positive matches including but not limited to notifying the proper government authority, rejecting the account, blocking/freezing the account, and/or filing a Suspicious Activity Report. For valid positive OFAC matches the OFAC Hotline (800-540-6322) will be called. For valid positive FinCEN matches the list will be sent back with the proper information provided via email to sys314a@fincen.treas.gov, or the FinCEN hotline (866-556-3974) will be called. Unless otherwise validly required by a government authority, we will not treat the information request as continuing in nature. Records of any positive matches, government authority contacted and any additional action taken will be maintained by the AML Compliance Officer for no less than 5 years.

Customer Notification

The following notice (or similar notice) will be placed on the “Thornburg” website with regard to the Funds of the Trust:

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, and other information identifying you. We are required to reject any new account application if the required information is not provided.

The foregoing or similar notice will be placed in the prospectus.

Identifying Suspicious or Unusual Activity

We conduct our business in conformity with high ethical standards and adhere to laws and regulations governing financial transactions, recordkeeping, and reporting. Recognizing that we may have no means of knowing whether a transaction actually stems from or relates to criminal activity, we nevertheless will attempt to identify patterns of conduct which indicate a possibility of money laundering activities, and report the conduct in accordance with Applicable Law.

An important objective of this Policy is the detection of unusual and suspicious activity. It should be recognized that “suspicious” is a matter of business context and requires our well informed, professional, and timely judgment. Suspicious transactions are generally those transactions that are inconsistent with normal customer behavior or with the customer file. We recognize that what may be suspicious for one customer may not be suspicious for another.

Attention should be paid to the following patterns of conduct:

•                  Unexplained extensive wire activity with the customer having little or no long-term account balance or investments.

•                  Multiple wire transfers from unrelated third parties.

•                  Multiple transfers to unrelated third parties.

•                  Disbursement requests for large cash items or multiple deposits or attempts to deposit large cash items, like money orders, traveler’s checks or cashier’s checks.

•                  Multiple instances of multiple share purchases followed by a large redemption.

•                  The customer wishes to engage in transactions that are clearly inconsistent with the customer’s stated business/strategy.

•                  The customer exhibits unusual concern for secrecy, particularly with respect to his identity, type of business, assets or dealings with firms.

•                  The customer exhibits a lack of concern regarding risks, commissions or other transaction costs.

•                  The customer appears to operate as an agent for an undisclosed principal, but he or she is reluctant to provide information regarding that entity.

•                  Frequent wire transfers to the same bank.

•                  Multiple wire transfers to countries different than the country of residence shown for the registered account owner.

•                  For no apparent reason, the customer has multiple accounts under a single name or multiple names, with a large number of inter-account or third party transfers.

•                  The customer is from, or has accounts in, a country identified as a haven for money laundering.

•                  The customer, or a person publicly associated with the customer, is known to have a background including prior criminal convictions.

•                  The customer exhibits an unusual concern regarding the Companies’ compliance with government reporting requirements, particularly with respect to his or her identity, type of business and assets, or is reluctant or refuses to reveal any information in response to routine account information inquiries, or furnishes unusual or suspect identification or business documents.

•                  The customer requests that a transaction be processed in such a manner so as to avoid normal documentation requirements.

•                  The customer attempts to make a large deposit of currency, or asks for an exception to our policies relating to currency.

•                  From time to time a Company may receive a request, demand or subpoena from a governmental authority with respect to a customer. The Company will consider whether such request, demand or subpoena is an indication that the customer may be engaged in possible anti-money laundering activity, and whether a more detailed risk assessment of the customer is necessary in light of the governmental request.

Suspicious Activity Reporting (“SAR”)

A Suspicious Activity Detected Report Form (Exhibit A) must be completed and submitted to the AML Compliance Officer each time a suspicious transaction is identified. The AML Compliance Officer will evaluate each report and consider whether or not a Suspicious Activity Report (“SAR” or “SAR-SF”) to governmental authorities is required. The AML Compliance Officer will file the applicable SAR form and notify law enforcement of all transactions that raise an identifiable suspicion of criminal, terrorist, or corrupt activities.

Employees must be aware that SARs are confidential and may not be disclosed to any person involved in the transaction. (Please see “Penalties and Sanctions” section below for more information). Anyone who is subpoenaed or asked to disclose a SAR or the information contained in the SAR, except where disclosure is required by FinCEN, the SEC or another appropriate law enforcement or regulatory agency, will decline to produce the requested information or provide any information that would disclose that a SAR was prepared or filed and must notify the AML Compliance Officer of any such request. The AML Compliance Officer will notify FinCEN of any such request and response.

Currency Transactions

The Companies do not accept transactions in “currency,” which is defined as coin or paper money of the United States or any other country that is customarily used and accepted as a medium of exchange in the country of issuance. This limitation does not extend to ordinary cash transactions by which the Companies obtain ordinary goods and services from persons whose customary business is the sale of the goods and services.

If any employee discovers that a transaction described in the first sentence of the preceding paragraph has occurred, the employee shall report the transaction to the AML Compliance Officer. The AML Compliance Officer shall investigate the transaction and any transactions which appear to be related, and shall contact any involved intermediary to confirm that a currency transaction report is filed with the Financial Crimes Enforcement Network (FinCEN) of the United States Department of the Treasury if the transaction (alone or with related transactions) exceeds $10,000 in amount. [See www.fincen.gov/reg_bsaforms.html#4789].

Currency and Monetary Instrument Transportation Reports

If any employee discovers any case where a Fund, TIM or TSC transports, mails, ships or receives, or proposes to transport, mail, ship or receive, into or out of the United States, any one monetary instrument (or related monetary instruments) exceeding $10,000, the employee shall report immediately to the AML Compliance Officer. “Monetary instrument” includes traveler’s checks, negotiable instruments (such as checks, bank checks, “cashier’s” checks, promissory notes and money orders) which are in bearer form, endorsed in blank or without restriction, payable to a fictitious payee or otherwise in a form which permits transfer of title by delivery, incomplete negotiable instruments which are signed but omit the payee’s name, and securities in bearer form or otherwise in such form which permits transfer of title by delivery. Upon receipt of the report, the AML Compliance Officer shall file with the Bureau of Customs and Border Protection a currency and monetary instrument transportation report unless the transportation is effected by the Companies through the postal service or by common carrier. [See www.fincen.gov/reg_bsaforms.html#4790].

Foreign Correspondent Accounts and Foreign Shell Banks

The Companies shall not establish, maintain, administer, or manage a Correspondent Account for or on behalf of a foreign financial institution without first notifying the AML Compliance Officer. Upon being notified that the Companies intend to establish, maintain, administer or manage this type of Correspondent Account, the AML Compliance Officer (or the AML Compliance Officer’s designee) shall establish a due diligence program in accordance with Applicable Law. The due diligence program shall be reasonably designed to enable each Company which is establishing this type of Correspondent Account, or which is administering or managing such an account, to detect and report, on an ongoing basis, any known or suspected money laundering activity conducted through or involving the account. In particular, the due diligence program shall be reasonably designed to enable each Company that is establishing, administering or managing this type of Correspondent Account to:

1.              Determine if the Correspondent Account is subject to the enhanced due diligence procedures applicable to certain foreign banks, as described below;

2.              Ensure that no Correspondent Account is established, maintained, administered or managed for or on behalf of a Foreign Shell Bank;

3.              Assess the money laundering risk presented by the Correspondent Account, taking into consideration all relevant risk factors, including:

•                  the nature of the of the Foreign Financial Institution’s business and the markets it serves;

•                  the type, purpose, and anticipated activity of the Correspondent Account;

•                  the nature and duration of the Companies’ relationship with the Foreign Financial Institution and any of its affiliates;

•                  the anti-money laundering and supervisory regime of the jurisdiction that issued the charter or license to the Foreign Financial Institution and, to the extent that information regarding such jurisdiction is reasonably available, of the jurisdiction in which any company that is an owner of the Foreign Financial Institution is incorporated or chartered; and

•                  information known or reasonably available to the Companies about the Foreign Financial Institution’s anti-money laundering record; and

4.              Apply risk-based procedures and controls to the Correspondent Account reasonably designed to detect and report known or suspected money laundering activity, including a periodic review of the account’s activity sufficient to determine consistency with information obtained about the type, purpose, and anticipated activity of the account.

The due diligence program shall also include procedures to be followed in circumstances in which the Company establishing, maintaining, administering or managing the Correspondent Account cannot perform appropriate due diligence with respect to the Correspondent Account. Such due diligence programs may include but are not limited to notifying the proper government authority, rejecting the account, blocking/freezing the account, and/or filing a Suspicious Activity Report.

If a Correspondent Account is established, maintained, administered or managed for or on behalf of a foreign bank operating under an Offshore Banking License, a banking license issued by a foreign country that appears on the Financial Action Task Force’s list of Non-Cooperative Countries and Territories, or a banking license issued by a foreign country which appears on an OFAC or FinCEN watchlist or which has otherwise been designated by the U.S. Secretary of the Treasury as warranting special measures due to money laundering concerns, the due diligence program established pursuant to this section shall include certain “enhanced due diligence procedures.” These enhanced procedures shall be designed to enable each Company that is establishing, administering or managing this type of Correspondent Account to take reasonable steps to:

1.              Conduct risk-based enhanced scrutiny of the Correspondent Account so as to guard against money laundering and to identify and report suspicious transactions in accordance with applicable law and regulation;

2.              Determine whether the bank for which the Correspondent Account has been established in turn maintains accounts for other foreign banks that enable those other foreign banks to gain access to the Correspondent Account and, if so, to take reasonable steps to obtain information to assess and mitigate money laundering risks associated with such accounts; and

3.              Determine the identity of each owner of any such foreign bank whose shares are not publicly traded on an exchange or an over-the-counter market that is regulated by a foreign securities authority, as well as the nature and extent of each owner’s ownership interest.

These enhanced due diligence procedures may include, but are not limited to, obtaining and considering information relating to the foreign bank’s anti-money laundering program, monitoring transactions to, from, or through the foreign Correspondent Account in a manner reasonably designed to detect money laundering, and/or obtaining information from the foreign bank about the nature of the customers that the foreign bank serves or the identity of any person with authority to direct transactions through the foreign Correspondent Account.

No Correspondent Account shall be established, maintained, administered or managed for or on behalf of a Foreign Shell Bank, or for or on behalf of a foreign bank which is using the Correspondent Account to indirectly provide services to a Foreign Shell Bank. As part of the due diligence program described above, the AML Compliance Officer (or the AML Compliance Officer’s designee) shall, within a reasonable time after the establishment of any Correspondent Account for or on behalf of a foreign bank, obtain (a) a certification from the foreign bank in a form then issued by the Department of the Treasury confirming that the bank is not a Foreign Shell Bank and (b) records identifying the name and address of a person residing in the United States who is authorized, and has agreed to be, an agent to accept service of legal process on behalf of the foreign bank. If the foreign bank’s shares are not publicly traded on an exchange or on an over-the-counter market that is regulated by a foreign securities authority, the AML Compliance Officer (or designee) shall also obtain records identifying the foreign bank’s owners. The AML Compliance Officer (or designee) shall reconfirm any information obtained pursuant to this paragraph, including the foreign bank’s certification, at least once every three years, and at such other times when the AML Compliance Officer (or designee) suspects, or has reason to suspect, that any of the information is no longer correct. If the foreign bank does not provide the required certification or information, or fails to respond to requests to verify, correct or recertify the information provided within 90 calendar days, the foreign bank’s Correspondent Account will be frozen and terminated in accordance with Applicable Law.

If a written request is received from a federal law enforcement officer for information concerning a Correspondent Account, the AML Compliance Officer shall refer the request to legal counsel and a response will be made to the request promptly after receipt of the request. If a written notification is received from the Department of Justice or the Department of the Treasury that any foreign bank for which a Company has established a Correspondent Account has failed to comply with a summons or has contested a summons, the AML Compliance Officer shall (i) refer the notification to legal counsel, (ii) monitor the account, and (iii) consider freezing or terminating the account as permitted or required under Applicable Law.

Definitions Respecting Foreign Correspondent Accounts and Foreign Shell Banks

“Correspondent Account” means any account established for a foreign financial institution to receive deposits from, or to make payments or other disbursements on behalf of, the foreign financial institution, or to handle other financial transactions related to such foreign financial institution.

“Foreign Financial Institution” means any foreign bank; any foreign branch or office of a United States securities broker-dealer, futures commission merchant or mutual fund; any foreign entity that, if located in the United States, would be a securities broker-dealer, futures commission merchant or mutual fund; and any foreign entity engaged in the business of, and readily identifiable as, a currency dealer, currency exchanger or money transmitter.

“Foreign Shell Bank” means a foreign bank without a physical presence in any country.

“Offshore Banking License” means a license to conduct banking activities that prohibits the licensed entity from conducting banking activities with the citizens of, or in the local currency of, the jurisdiction that issued the license

Private Banking Accounts

The Companies will not establish or maintain “private banking” accounts for non-U.S. persons. A “private banking account” is defined for purposes of the Money Laundering Abatement Act as an account (or combination of accounts) that requires a minimum aggregate deposit of $1,000,000, is established for one or more individuals, and is assigned to or administered or managed by, in whole or in part, an officer, employee or agent of any Company acting as a liaison with the direct or beneficial owners of the account.

In any case where a person outside the United States, or a person within the United States who does not provide a federal taxpayer identification number, seeks to open an Account with TIM or TSC, the application information shall be forwarded to the AML Compliance Officer to ascertain that the account is not a private banking account, as defined above.

Foreign Bank and Financial Accounts Reports

We do not hold or have signature or other authority over any financial account of more than $10,000 in a foreign country. In any case where an employee becomes aware of such an account the employee will notify the AML Compliance Officer. Upon further review of the account the AML Compliance Officer will file an FBAR Form if necessary. [See www.fincengov/f9022-1.pdf].

Transfers of $3,000 or More

Transmittals of funds are normally handled by an intermediary or custodian for an account. In any case where the transmittal of funds is not conducted by the designated intermediary or custodian, the AML Compliance Officer must be notified. The AML Compliance Officer will be responsible for ensuring that the transmittal order or related documentation will reflect the following information: name and address of transmitter and recipient; amount of transmittal; identity of recipient’s financial institution; recipient account number if known; and all written instructions by the transmitter (including any form completed or signed by the transmitter). No such transmission will be performed for a person who is not a customer of TIM or TSC.

Compliance With Certain Executive Orders

Executive Order 13224 (and orders cited therein) provides that property of certain named persons coming into the possession or control of United States persons is blocked and transactions in such property are prohibited. In any case where any employee becomes aware that any account established or maintained by TIM or TSC includes property of any such named person, the employee shall notify the AML Compliance Officer. The AML Compliance Officer shall (i) confirm the basis for believing that such a named person holds property in the account, (ii) place a stop transfer order on the account, and (iii) within ten days of placing the stop order on the account, notify the Treasury Department’s Office of Financial Assets Control (OFAC), Compliance Program Division by facsimile at (202) 622-2426.

Training Programs

Ongoing Annual Training

The AML Compliance Officer shall develop and cause to be conducted a program to train herein specified persons to (i) understand and implement this Policy, (ii) understand and identify suspicious activity addressed by the Policy, (iii) understand the necessary actions and reporting when suspicious activity is detected, (iv) understand and perform necessary reporting functions under this Policy, and (v) understand sanctions for failures to comply with this Policy.

The training program shall be combined with the firm element of the continuing education program administered by TSC to its registered representatives, and the annual compliance meeting which includes access persons or employees of TIM whose job duties involve any of the AML procedures above. This training program in all events shall be conducted at least annually. The Compliance Department shall maintain records of the program, showing dates conducted, training subject matter and persons attending.

Access to AML Policy and Procedures

The AML Policy will be stored on TIM’s intranet site www.gothornburg.com making it accessible to all employees.

Annual Independent Compliance Audit

An audit of the functioning of this Policy, which shall include testing designed to evaluate the functioning of the procedures described in this Policy in view of the Policy’s objectives, and the desirability of revisions to this Policy in view of changes in relevant risk factors for illegal activities, will be conducted on an annual (once per calendar year) basis. The audit procedures shall be conducted by an independent individual or a group of independent individuals (who may be employed by TIM or registered persons of TSC) who are not regularly involved in the ordinary operation or oversight of this Policy. The person or persons selected to conduct the independent audit must have a working knowledge of applicable requirements under the AML rules and regulations The AML Compliance Officer shall not select those individuals. The individuals performing the audit shall prepare and deliver a written report of the audit results to the AML Compliance Officer who will then prepare a report to be delivered to the Funds Board of Trustees, President of TIM and the President of TSC.

Confidential Reporting of Violations of AML Policy or AML Laws

Employees must report any known violations of the AML Policy or applicable AML laws to the AML Compliance Officer, unless the violations implicate the AML Compliance Officer, in which case the employee should report to the TIM President. Such reports will be confidential, and the employee will suffer no retaliation for making them.

Penalties and Sanctions

Any business or person can be held criminally liable if found to be involved in or “willfully blind” to money laundering or related financial crime. In addition persons can be held criminally liable if confidential information regarding SARs or known matches to the FinCEN and/or OFAC list is provided to the individual being investigated.

In addition, upon discovering a violation of this Policy, each of the Companies may impose such sanctions as it deems appropriate, including, but not limited to, a letter of censure, fine, suspension or termination of the violator’s employment.

Recordkeeping Requirements

For their respective Customer Accounts, the Intermediary, Institutional Department, and Compliance Department will be responsible for:

•                  Maintaining the following Customer Information for the time any Customer’s Account is opened and for five years after the Account is closed:

•                  Name;

•                  Date of Birth;

•                  Address; and

•                  Identification Number (i.e. social security number or tax identification number)

•                  Maintaining the following for five years after the record was made:

•                  Documents relied upon to verify a Customer’s identity;

•                  Description of methods and results used to verify a Customer’s identity in the absence of documentation or if documentation is preliminarily deemed incomplete or insufficient; and

•                  Description of resolutions of any substantive discrepancy discovered when verifying information obtained

•                  Documenting comparisons to government lists and positive reports received.

The Mutual Fund Operations Department will be responsible for maintaining the following records:

•                  Documentation evidencing review of quarterly report produced by BFDS; and

•                  Documentation evidencing review of any Form 8300s filed by the Transfer Agent.

The Compliance Department will be responsible for maintaining the following records:

•                  Attendance list and copies of training materials used in annual trainings;

•                  Maintain reports on the functioning of the customer identification procedure and the overall policy prepared in accordance with the procedure within the “Independent Compliance Audit” section above.

The AML Compliance Officer will be responsible for maintaining the following records:

•                  Documentation of any suspicious activity detection forms submitted, SARs filed,

any internal investigation of suspicious activity and actions taken, and any other reports of violations and actions taken;

•                  Quarterly AML reports from the Institutional/Separate Accounts Group and TSC;

•                  Documentation from Transfer Agent’s system of comparisons done to government lists;

•                  Documentation regarding any positive matches to government lists;

•                  Requests for information received from any governmental agency, any subpoenas received or any requests received to disclose if a SAR has been filed or requests to disclose any information contained in a SAR;

•                  Written requests received from federal law enforcement officer for information concerning a Correspondent Account, any response provided and any action taken regarding such written request;

•                  Notifications received from the Department of Justice or the Department of the Treasury regarding any foreign bank, any response provided and any action taken regarding such notification.

•                  Maintaining the following documents for at least five years after the date that the Companies no longer maintain a Correspondent Account for the foreign bank:

•                  the original or, if no original can be obtained from the foreign bank despite reasonable efforts, a copy of any document provided by a foreign bank for which a Company has established, maintained, administered or managed a Correspondent Account;

•                  the original or a copy of any other document relied upon in determining whether a foreign bank is a Foreign Shell Bank or, if applicable, in conducting the enhanced due diligence procedures described in the “Foreign Correspondent Accounts and Foreign Shell Banks” section above.

These items shall be maintained for the time period specified above or shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year in which they were created. The first two years the items will be stored in the Companies’ principal place of business, after the two-year period they can be moved and stored offsite for a total period of five years.

(Exhibit A)

Suspicious Activity Detected

Report Form

Customer Name:

Full account registration:

Account number(s):

Date(s) of opening:

Social Security or Tax ID number:

Customer’s address:

Details of transaction arousing suspicion:

As relevant

Dollar Amount	Date of Receipt	Source of Funds

Compliance Officer:

Was the transaction reported to the proper governmental authority? ☐ Yes ☐ No

If no, why was the transaction not reported?

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Best Execution Policy

March 2010

Policy Objectives

Thornburg Investment Management, Inc. (“TIM”), as a matter of policy and practice, seeks to obtain best execution for Investment Client securities transactions. TIM has adopted this Policy and established a Best Execution Committee with the objective of obtaining best execution of securities transactions for its Investment Clients.

Best execution is defined for purposes of this Policy as the execution of securities transactions for Investment Clients in such a manner that the Investment Client’s total cost or proceeds of each transaction is the most favorable available under the circumstances respecting the transaction. Lowest possible commission cost is not the determinative factor in determining if an Investment Client has received best execution of any specific transaction.

Definitions

“Chief Compliance Officer” means the chief compliance officer for TIM.

“Fund” means any series of the Trust.

“Initial Public Offering” means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

“Investment Client” means (1) any Investment Company or series thereof or any component of such series for which TIM is an investment adviser or investment sub-adviser; or (2) any private accounts owned by any person for whom TIM is an investment adviser or investment sub-adviser.

“Investment Company” means a company registered as such under the Investment Company Act of 1940.

“Investment Company Client” means an Investment Company (or any series or portion thereof), as to which TIM is an investment adviser or investment sub-adviser.

“Head Trader” means TIM’s head trader, designated by the President.

“President” means the president of TIM.

“Trust” means Thornburg Investment Trust.

“Trustees” means the Trustees of Thornburg Investment Trust.

Head Trader-Functions

The Head Trader is responsible for the supervision and monitoring of trading practices. The Head Trader performs this function through the following procedures:

•                  Supervision and training of trading personnel in the consideration of factors described in this Policy in selecting broker-dealers to execute securities transactions for Investment Clients;

•                  Review and monitoring of executed trades, and periodic review of the performance of broker-dealers with trading personnel and the Best Execution Committee, in view of the factors identified in this Policy for consideration in selecting broker-dealers;

•                  Supervision and training of trading personnel in compliance with other requirements stated in this Policy.

•                  In conjunction with the Best Execution Committee, development and periodic revision of a list of broker-dealers from which trading personnel may select broker-dealers to execute securities transactions for Investment Clients in accordance with this Policy; and

•                  In conjunction with the Best Execution Committee, preparation of a quarterly report respecting the consideration of specified factors in selecting broker-dealers.

The Head Trader may delegate portions of these functions from time to time with the concurrence of the President.

Best Execution Committee — Formation and Functions

The Best Execution Committee consists of the Head Trader, a portfolio or co-portfolio manager of fixed income securities, a portfolio or co-portfolio manager of equity securities, the Chief Compliance Officer, one or more members of TIM’s operations staff designated from time to time by the President, and such other individuals as the President designates from time to time. Members of the committee shall serve indefinitely, subject to removal or resignation, or termination of the member’s employment with TIM. The President may remove any member of the committee except for the Chief Compliance Officer. Any member may resign at any time. The Chief Compliance Officer is the chairman of the committee, and may select one or more vice chairmen to act under this Policy in the absence of the Chief Compliance Officer.

The Best Execution Committee is responsible for monitoring trading practices and compliance with this Policy, through the following procedures:

•                  Review of executed trades, and periodic review of the performance of broker-dealers with the Head Trader and trading personnel, in view of the factors identified in this Policy for consideration in selecting broker-dealers;

•                  In conjunction with the Head Trader, development and periodic revision of a list of broker-dealers approved by the committee to execute trades for Investment Clients;

•                  In conjunction with the Head Trader, preparation of a quarterly report respecting the consideration of specified factors in selecting broker-dealers; and

•                  Maintaining a statistical record showing the amount of trading business conducted by the Funds of the Trust, including such specific information as the Trustees may direct from time to time.

The Best Execution Committee shall meet at such times and places as are necessary to discharge the functions of the committee prescribed by the Policy.

The committee shall maintain a record of its meetings and the actions taken. The chairman or vice chairman present at each meeting shall be responsible for creating the record or designating another individual to do so. The Chief Compliance Officer or designee shall maintain a record of the committee’s membership, reflecting the dates members are added or subtracted from the committee’s complement. The Chief Compliance Officer shall retain the records of the committee’s meetings, determinations, evaluations and reports to the Trustees for no less than five years.

Factors Considered When Placing a Trade

In selecting a broker-dealer to execute a portfolio trade for any Investment Client, TIM shall consider the full range and quality of a broker’s services in placing the trade, with the objective of obtaining best execution as defined in the Policy. Factors which TIM may consider (no one of which is determinative in any case), include:

•                  Quality of overall execution services provided by the broker-dealer;

•                  Promptness of execution;

•                  Creditworthiness and business reputation of the broker-dealer;

•                  Research (if any) provided by the broker-dealer;

•                  Promptness and accuracy of oral, hard copy or electronic reports of execution;

•                  Ability and willingness to correct errors;

•                  Promptness and accuracy of confirmation statements;

•                  Ability to access various market centers;

•                  The broker-dealer’s facilities, including any software provided to TIM;

•                  The market where the security trades;

•                  Any expertise the broker-dealer may have in executing trades for the particular type of security;

•                  Natural flow;

•                  Commission charged by the broker-dealer;

•                  Reliability of the broker-dealer;

•                  Ability of the broker-dealer to use ECN’s to gain liquidity, price improvement, lower commission rates and anonymity;

•                  Reputation of the broker-dealer;

•                  Soft dollar program of the broker-dealer;

•                  Costs or benefits associated with propensity of broker-dealer to commit its capital or to trade with or against a client;

•                  Likelihood that the broker-dealer will be in communication with the issuer of a security;

•                  Execution and operational capabilities of the broker-dealer;

•                  Financial condition of the broker-dealer; and

•                  Ability to maintain our client’s anonymity.

Attention is directed to TIM’s Policy on the Use of Client Commissions in any case where a broker-dealer’s research is considered in selecting the broker-dealer to execute trades for Investment Clients.

Investment Client Specification of Broker-dealer

TIM may not be able to obtain best execution, as defined in the Policy, when an Investment Client directs TIM to use a specific broker-dealer to execute trades for the Investment Client. TIM will disclose to any Investment Client which directs the use of a specific broker that TIM may not be able to obtain best execution.

No Directed Brokerage for Investment Company Clients

TIM shall not:

(i)                                     in selecting any broker-dealer to conduct portfolio trades for any Investment Company Client (directly or indirectly, or through Thornburg Securities Corporation), take into account the broker-dealer’s sale or promotion of the Investment Company Client’s shares, or

(ii)                                  enter into any agreement (oral or written) or other understanding under which portfolio trades (or any other remuneration received or to be received from the trades) for the Investment Company Client are directed or expected to be directed to any broker or dealer in consideration for the promotion or sale of shares issued by any Investment Company.

For purposes of the foregoing item (ii), remuneration includes, but is not limited to, any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Investment Company Client’s portfolio transaction effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer).

Reviewing Prices

Periodically, the Chief Compliance Officer (or a compliance associate or other individual designated by the Chief Compliance Officer) reviews records of TIM’s trade reporting system and compares the prices obtained in the trades with historically prices in the relevant markets. For example, the Compliance Officer may spot check a number of trades on a given day and compare the prices obtained with quote information obtained from its pricing services.

Additional Review for Investment Company Clients

The Chief Compliance Officer or a compliance associate designated by the Chief Compliance Officer shall periodically review trading activity conducted for Investment Company Clients through broker-dealers which participate in the distribution of those companies’ shares to the public, to determine if there is any positive correlation between the amount of portfolio trading activity with any such broker-dealer and the amount of the companies’ shares sold through the broker-dealer. If there is any significant positive correlation, the Chief Compliance Officer shall review with the Best Execution Committee the selection of the broker-dealer to determine if any criteria prohibited by the policy were employed in selection of the broker-dealer. The Chief Compliance Officer shall retain a record of the review conducted in accordance with the paragraph.

Conflicts of Interest

When selecting broker-dealers to execute client trades, TIM will be sensitive to the following potential conflicts of interest, and where necessary, shall address such conflicts by disclosure, client consent or other appropriate action:

•                  Soft Dollar Benefits (including research or any other payment, property or service) provided by the broker-dealer, directly or indirectly, to TIM);

•                  Receiving referrals from a broker-dealer;

•                  Receiving allocations of Initial Public Offerings from a broker-dealer; and

•                  Research.

Attention is directed to TIM’s Policy on the Use of Client Commissions in evaluating soft dollars benefits provided to TIM.

Disclosure

The brokerage practices of TIM will be fully disclosed in TIM’s Form ADV. TIM will describe the factors considered in selecting broker-dealers and determining the reasonableness of their commissions.

Books and Records

The Head Trader will be responsible for maintaining the following records:

•                  Records regarding brokerage transactions in Investment Client’s accounts. Specifically, maintain a record of each client order placed by TIM and broker-dealer that executed the transaction.

•                  Documentation of its broker-dealer selection process, including the information received and evaluated and conclusions reached and decisions made.

The Best Execution Committee will be responsible for maintaining the following records:

•                  A Best Execution file for the information obtained and used in TIM’s periodic best execution reviews and analysis and to document TIM’s best execution practices.

•                  Records of the quarterly reports prepared by the Head Trader and the Best Execution Committee respecting the consideration of specified factors in selecting broker dealers.

•                  Records regarding soft dollar arrangements if any.

•                  Minutes of meetings.

The Chief Compliance Officer will be responsible for maintaining the following records:

•                  Records of the comparison of prices obtained for trades with historical prices in the relevant markets.

•                  Records of the reviews of trading activity for Investment Companies.

All records, except for any reports respecting the consideration of specified factors in selecting broker dealers which will be kept for six years or brokerage orders for Investment Company Clients which will be kept permanently, shall be maintained and preserved in an easily accessible place for a period of not less than five years, from the end of the fiscal year in which the record was made. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

THORNBURG INVESTMENT TRUST

Business Continuity Plan

June 2010

Purpose

The purpose of this Business Continuity Plan (“BCP”) is to define the strategies and the plans which will be used by Thornburg Investment Management, Inc. (“TIM”), Thornburg Investment Trust (the “Trust”) and Thornburg Securities Corp. (“TSC”) (collectively the “Companies”) during a time of crisis to enable the Companies to maintain and sustain safe and secure business operations while minimizing damage to our profitability and reputation.

In creating the BCP, we have assumed that our alternate designated off-site locations are available, that we have sufficient personnel, and that external organizations, such as government agencies and market systems, are operational. If any of these assumptions are in error, our business could be disrupted until matters are resolved. While no contingency plan can eliminate all risk of service interruption or temporarily impeded account access, we continually assess and update our plans to mitigate all reasonable risk.

Policy

The Companies’ policy is to respond to a Significant Business Disruption (“SBD”) by safeguarding employees’ lives and firm property, making a financial and operational assessment, quickly recovering and resuming operations, protecting all books and records, and allowing our customers to transact business. In the event that we determine we are unable to continue our business, we will ensure customers prompt access to their funds and securities.

Our plan anticipates two kinds of SBDs, internal and external. Internal SBDs affect only the Companies’ ability to communicate and do business, such as a fire in the building. External SBDs prevent the operation of the securities markets or a number of firms, such as a terrorist attack, a citywide catastrophe, or a wide-scale regional disruption. Our response to an external SBD relies more heavily on other organizations and systems. In the event of an SBD, the Companies will move its staff from the Santa Fe, New Mexico office location to our disaster recovery site.

Procedures

Business Description

Thornburg Investment Management (TIM) was established in 1982 and is headquartered in Santa Fe, New Mexico. TIM manages fixed income and equity funds, as well as separate accounts for high net worth and institutional investors.

The Trust is an investment company registered with the Securities and Exchange Commission (“SEC”) pursuant to the Investment Company Act of 1940, as amended. The Trust offers a series of mutual funds (the “Funds”). TIM is an investment advisor registered with the SEC pursuant to the Investment Advisors Act of 1940, as amended. TIM has investment advisory and sub advisory responsibility for various individual, institutional and investment company clients including the Trust. TSC is an affiliated broker/dealer, which acts as the underwriter and distributor for the Funds of the Trust. TSC is a registered broker/dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

Due to the fact that all equipment and mission critical systems are provided by and maintained by TIM, any contracts with regard to business continuity extend to TSC.

Office Locations

The Companies’ primary office is located at 2300 N. Ridgetop Road, Santa Fe, NM 87506. The main telephone number is 505-984-0200, and the fax number is 505-984-8973. The Companies also has remote offices located outside of Santa Fe. These remote offices are only utilized by employees of the Companies.

Scope

The BCP was developed with respect to planning for the consequences of events rather than the specific incidents. For example, the plan focuses on “loss of access to facilities” rather than planning for how to respond to specific event occurring at the corporate office.

This plan provides the overall corporate framework for business continuity. It provides the activation and management process to be used in the event the company needs to activate all or part of the BCP.

This plan will include:

•                  Loss of building

•                  Loss of voice/data communications

•                  Loss of mission critical systems and/or network infrastructure

I.                                        Loss of Building

In the event of a major disaster that either destroys the Companies’ current offices or prevents entry to the premises for a prolonged period of time, critical business systems necessary for business continuity have been identified. The recovery of these systems will constitute a good measure of the successful continuation of business, without the usual marketing support effort, in the event of a disaster.

II. Loss of Voice/Data Communications

In the event of a major disaster that either destroys the Companies’ current communications or prevents use of communications for a prolonged period of time, the critical business systems necessary for business continuity have been identified. The recovery of these systems will constitute a good measure of the successful continuation of business, sans the usual marketing support effort, in the event of a disaster.

III. Loss of Critical Systems / Network Infrastructure

In the event of a SBD that either destroys the Companies’ current systems or network infrastructure or prevents use of these critical services for a prolonged period of time, the critical business systems necessary for business continuity have been identified.

The recovery of these systems will constitute a good measure of the successful continuation of business, sans the usual marketing support effort, in the event of a disaster.

Alternate Office Locations during a SBD

TIM has contracted with SunGard Recovery Services Ltd. (“SunGard”) to provide immediate and comprehensive recovery support at their Scottsdale, AZ facility, or other available facilities within the SunGard recovery network throughout the United States, in the event of a disaster affecting our Santa Fe headquarters.

In the event of an SBD, we will move staff members that are deemed critical from the Santa Fe office location to our disaster recovery site. Remote access facilities will be in-place for those employees not moved to the disaster recovery location(s).

“SunGard Availability Services provides disaster recovery services, managed IT services, information availability consulting services and business continuity management software to more than 10,000 customers in North America and Europe. With five million square feet of datacenter and operations space, SunGard assists IT organizations across virtually all industry and government sectors prepare for and recover from emergencies by helping them minimize their computer downtime and optimize their uptime.”

Alternate Communications between the Firm and its Employees, Customers, and Regulators

A. Employees

We communicate with our employees via the telephone, e-mail, in person, TIM’s intranet web page and the U.S. Mail. In the event of an SBD, we will assess which means of communication are still available to us to communicate with employees. A dedicated emergency hotline which is hosted off site is available for central messaging and employee communication. We will also employ a call-tree so that senior management can reach employees quickly during an SBD. The call-tree includes staff home or cell phone numbers and office phone numbers. If the Companies relocate to the SunGard Scottsdale site, or another SunGard site, outgoing calls would be available immediately. Processing incoming phone calls would be delayed pending the redirection of services from our phone service providers. Remote offices would be the most isolated from any disaster at the Companies’ primary office location. Remote office employees could call in to the SunGard site or the Thornburg Emergency Information Line to get any information they may need and they could also access the Companies’ network and email service from their remote location.

B. Customers

The Companies have developed ongoing communication processes with its customers in the event of an emergency. In the event of a significant business disruption, all inbound calls on our customer service 800 numbers are routed through a third-party vendor which allows those telephone calls to be answered at an offsite location. In addition, a message facility has been established on the customer service 800 numbers to allow us to update and present information to callers in the event that the telephone cannot be answered. TIM’s website (www.thornburg.com) also may be used to communicate to our customers and employees. Status messages can be placed on the website indicating to customers, for example, the nature of the emergency or the status of our service to customers.

A significant business disruption should not impact a customer’s ability to have access to available funds because the BCP is designed to ensure sustained service.

Our transfer agent, BFDS, backs up our important records in a geographically separate area. While every emergency situation poses unique problems based on external factors, such as time of day and the severity of the disruption, we have been advised by BFDS that its objective is to restore its own operations and be able to complete existing transactions and accept new transactions and payments within specified times as mandated by the SEC and FINRA. However, orders and requests for funds and securities could be delayed during this period.

C.  Regulators

TIM and the Trust are subject to regulation by the SEC. TSC is subject to regulation by FINRA and the SEC. The Companies may at times be involved in negotiations or communications with other regulators (e.g., the Internal Revenue Service or the Federal Bureau of Investigation). We communicate with our regulators via the telephone, e-mail, fax, U.S. mail, in person, and via their proprietary systems on the internet. In the event of an SBD, we will assess which means of communication are still available to us, and use the means closest in speed and form to the means that we have used in the past to communicate with our regulators.

Plan Activation

In an emergency, the Companies’ top priority is to preserve the health and safety of its staff before proceeding to the Notification/Activation Phase. Any employee encountering a situation that threatens life or property may decide to implement personal safety responses appropriately and immediately. Life must be protected before property in all instances. However, the BCP ensures that a set of standard response procedures are in place and are properly documented in order to limit confusion and provide for better control and resolution of any emergency situation.

Activation Requirements

The BCP will only be instituted when one or more of the following activation criteria have been met:

•                  Safety of personnel is at stake;

•                  Severe damage to or inhabitability of the facility precludes further operation;

•                  Mission critical systems are inaccessible for an extended period of time; or

•                  Extent of damage to systems (physical, operational or cost) precludes continued operations.

BCP Coordinator — Chief Administrative Officer

Once the damage has been assessed, the BCP Coordinator, currently the Chief Administrative Officer, will determine whether relocation is required, select the appropriate strategy and begin the recovery process:

•                  The BCP Coordinator will notify the TIM management team that a contingency event has been declared and the BCP activated.

•                  Upon plan activation, the BCP Coordinator will notify the BCP Committee and advise if relocation is required.

•                  The BCP Coordinator, or designated authorities, will notify the alternate processing site that a contingency event has been declared and to prepare the facility for the organization’s arrival.

•                  The BCP Coordinator will notify remaining personnel (via notification procedures below) on the general status of the incident.

BCP Committee/Designated Authority

A BCP Committee has been established. The committee consists of members of senior management designated from time to time by the BCP Coordinator. A limited number of specific members of the committee have been granted the authority to declare a “SBD”.

Notification/Activation Phase

The Notification/Activation Phase defines the initial actions taken once a system disruption or emergency has been detected or appears imminent. This phase includes processes to notify recovery personnel, assess damage, and implement the BCP. Pre-designated TIM staff has been assigned call tree notification.

Damage Assessment Procedures

The BCP will be implemented following a SBD based on the damage assessment performed by the BCP Committee. It is imperative that the nature of the emergency and the extent of the damage be assessed as quickly as conditions allow. The BCP Committee will work closely with the BCP Coordinator during the damage assessment.

After the BCP Coordinator or designated authority has assessed the damage they will relay the results to the BCP Committee. Based on available information, the BCP Coordinator and the BCP Committee will determine the level of the contingency event. There are three designated levels: 1, 2 or 3. The level of the contingency event will determine if relocation is necessary and which alternate site will be used. Based on damage assessment results, the BCP Committee will notify civil emergency personnel (e.g., fire, police), as appropriate.

Notification Procedures

An emergency event may occur with or without prior warning. The notification process will be the same in either case. The manner in which personnel are notified depends on the type of emergency and whether the emergency occurs during or after normal business hours. Notification during normal business hours will be accomplished by phone, e-mail, word of mouth, or cell phone. Notification after normal business hours will be conducted by activating the call-tree.

•                  The first responder is to notify the BCP Coordinator. All known information must be relayed to the BCP Coordinator.

•                  The BCP Coordinator will contact the BCP Committee and previously identified team members and inform them of the contingency event relaying all known information. The BCP Coordinator is to instruct the BCP Committee to initiate the damage assessment process.

•                  Upon activation of the BCP, the BCP Committee will enact the execution of the call-tree and contact the applicable recovery team leads of the contingency event.

Reconstitution Phase

In the reconstitution phase, operations are transferred back to the original facility once it is free from the disaster aftereffects, and execution-phase activities are subsequently shut down. If the original system or facility is unrecoverable, this phase also involves rebuilding. Hence the reconstitution phase may last for a few days to few weeks or even months, depending on the severity of destruction and the site’s fitness for restoration.

As soon as the facility, whether repaired or replaced, is able to support its normal operations, the services may be moved back. The execution team should continue to be engaged until the restoration and testing are complete.

The following major activities occur in this phase:

•                  Continuously monitor the site or facility’s fitness for reoccupation

•                  Verify that the site is free from aftereffects of the disaster and that there are no further threats

•                  Ensure that all needed infrastructure services, such as power, water, telecommunications, security, environmental controls, office equipment, and supplies, are operational

•                  Install system hardware, software, and firmware

•                  Establish connectivity between internal and external systems

•                  Test system operations to ensure full functionality

•                  Shut down the contingency system

•                  Terminate contingency operations

•                  Secure, remove, and relocate all sensitive materials at the contingency site

•                  Arrange for operations staff to return to the original facility

Annual Testing, Annual Review, Updates and Approval

The annual testing responsibilities are assigned to the Director of IT and the annual review responsibilities to the Compliance Department.

A.  Annual Testing

The Director of IT will test the BCP annually to ensure that all aspects of the plan are working as anticipated. The Director of IT will also be responsible for modifying the BCP as a result of any findings of such annual testing. TIM has identified the Recovery Time Objective (RTO) and Recovery Point Objective (RPO) for mission critical business services, application, and application data.

The testing process includes restoring operating systems, core business applications, and data positions to an operational state, in an effort to return the availability of core business processes to the designated RPO. The testing process also includes restoring operating systems and core business applications to an operational state, in an effort to return the availability of core business processes to the designated RTO.

B.  Annual Review

As part of the annual compliance review in accordance with Rule 38a-1 under the Investment Company Act of 1940, the Chief Compliance Officer of TIM and the Trust, shall conduct a periodic review, no less often than annually, of the adequacy of the BCP and the effectiveness of its implementation.

C.  Policy Updates

The BCP Coordinator along with the BCP Committee and in coordination with the Director of IT and the Compliance Department shall update the BCP whenever there is a material change to the Companies’ operations, business processes, structure, critical business contact and/or emergency contact information, or office locations and will address any results or findings of the annual testing and/or annual review.

Pandemic Plan

In the event that The World Health Organization (WHO) has warned that there is a significant risk from influenza virus or similar health related epidemic, of which could mutate and create the basis for a new human pandemic. Depending on the current threat level as assessed by WHO or other governmental health organizations, our plans will be adjusted as warranted. Information on WHO “pandemic phases” can be found at WHO website, www.who.int

TIM is committed to maintaining core financial services during an influenza or similar pandemic. We will work closely with our clients and other key stakeholders, ensuring we have robust procedures in place to maintain critical business operations should a pandemic situation take place. As part of TIM business continuity planning, we are preparing for the possibility of, and making special considerations for influenza pandemic. This document serves as a supplement to our existing BCP where critical business operations have been identified and contingencies made should a disaster recovery situation occur.

Business Planning for Absences

•                  Employees would be encouraged to work from home. Teleworking and remote access services have been enhanced to allow secure connection to the corporate network to leverage access to all existing corporate technologies.

•                  Telephone lines are enabled to allow forwarding to home locations; we are currently looking into alternative solutions to enable robust teleconferencing for employees from home.

Managing Critical Business Operations

•                  Detailed documentation of policies and procedure in the event of elevated employee absenteeism.

•                  All Customer Service lines are enabled for custom messaging to alert clients of possible delays in Customer Service and direct queries to website.

•                  Automated system via company intranet for senior management to track how the event is affecting employees.

•                  Splitting and segregating staff office quarantines. Social distancing techniques will be used to distribute staff in key areas and reduce their exposure to the spread of illness.

•                  Expanded teleconferencing and videoconferencing to reduce the exposure to the spread of illness with both internal and external clients.

•                  Notify financial markets and media of BCP status and future communications points.

Staff Travel

•                  Travel restrictions will be imposed on staff traveling to areas experiencing an outbreak and further restrictions on when traveler would be permitted to return to work facility.

Communications with Staff

•                  Corporate intranet site www.gothornburg.com will be main point of contact to distribute information to our employees. Multiple employees have been trained and have remote access if needed to update our site.

•                  Emergency call-tree has been created in tandem with our BCP and would be used to communicate with all employees.

•                  A central number for all employees with a recorded message would be used to keep abreast of any changes.

Medical Precautions/Personal Hygiene

•                  A “GO HOME, STAY HOME” policy would be invoked for staff arriving to work unwell.

•                  Certain hygiene supplies will be distributed throughout the office in the event of “flu” outbreak. These supplies would include hand sanitizers, tissues, and special trash receptacles with hands-free lids.

•                  Minimize face-to-face contact.

•                  Assist employees with locating vaccine and inoculation services.

Restriction of Workplace Entry

•                  If warranted we would close our building. Displaying signs at all entries for employees as well as external customers.

Workplace Cleaning

•                  Current cleaning contracts would be reviewed to incorporate rigorous disinfection of common areas during daily cleaning. We would encourage staff to follow recommended procedures.

Recordkeeping

In its books and records the Compliance Department will:

•                  each copy of the policy in effect at any given time; and

•                  documentation of the annual review

In its books and records the IT Department will:

•                  maintain the plan;

•                  records of periodic testing conducted; and

•                  back-up procedures

These items will be maintained for a total period of five years. For the first two years these items will be stored in a designated area at the Companies’ principal place of business; after the two year period they may be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Client Directed Brokerage Policy

March 2010

Policy

Thornburg Investment Management, Inc. (“TIM”) may accept client instructions for directing the client’s brokerage transactions to a particular broker-dealer. Any client instructions to TIM are to be in writing with appropriate disclosures that for any directed brokerage arrangements TIM will not negotiate commissions, may not be able to obtain volume discounts or aggregate directed transactions, and that commission charges will vary among clients.

Purpose

Clients may direct TIM to use a particular broker-dealer under various circumstances, including where a client has a pre-existing relationship with the broker or participates in a commission recapture program, among other situations. TIM will advise clients if, in TIM’s reasonable judgment, a client’s directed broker does not provide competitive and quality services.

Responsibility

The Director of Separate Accounts or the Director of Institutional Operations is responsible for informing the Settlements Group, the Head Trader and the Chief Compliance Officer upon receiving a client’s request for directed brokerage.

The Settlements Group is responsible for the implementation and monitoring of our directed brokerage policy, practices, disclosures and recordkeeping.

Procedure

The Firm has adopted various procedures to implement this policy and reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate which may be summarized as follows:

•      Any client directed brokerage instructions and arrangements including percentage targets if applicable are to be in writing.

•                  TIM provides appropriate disclosures in TIM’s ADV, the advisory agreement and/or in a separate written response letter to a client’s request for directed brokerage.

•                  Any directed brokerage instructions from the client are maintained in the client document file.

•                  Any relationships and conflicts of interest relating to arrangements in which brokers refer clients to the firm will be disclosed to clients.

•                  With respect to an ERISA client, the product or service acquired in the directed brokerage arrangement will be exclusively used for the plan’s participants or other beneficiaries.

•                  A rebate of cash to a client instead of services or goods is permissible.

Directed Brokerage of Mutual Funds

TIM prohibits the practice of directed brokerage for Thornburg Investment Trust’s family of mutual funds. The SEC has barred the practice of directing brokerage commissions to firms based on their promotion and sale of fund shares.

Books and Records

In its books and records the Institutional/Separate Accounts Group will:

•                  Maintain directed brokerage instructions from the client in the client document file.

Currently, both open and closed client files are permanently kept at the TIM’s principal place of business.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Code of Business Conduct and Ethics

March 2010

Policy Objectives

Honesty and integrity are hallmarks of Thornburg Investment Management, Inc. (the “Firm”). The Firm has a fiduciary obligation to its Investment Clients, and the Firm seeks the highest standards of ethics and conduct in all of its business relationships.

This Code has been adopted by the Firm pursuant to paragraphs (a)(1), (2), (4) and (5) of Rule 204A-1 under the Investment Advisers Act of 1940 with the objectives of deterring wrongdoing and (1) providing standards of honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (2) promoting full, fair, accurate, timely and understandable disclosure in reports and documents which the Firm files with the Securities and Exchange Commission and in other public communications made by the Firm, (3) promoting compliance with applicable governmental laws, rules and regulations, (4) facilitating prompt internal reporting of violations of this Code, and (5) providing accountability for adherence to this Code.

This code and the separately adopted Policy on Personal Securities Transactions in accordance with paragraphs (a)(3) and (b) of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j -1 under the Investment Company Act of 1940 is intended to be the Investment Adviser’s code of ethics described in paragraph (a)(1), (2), (4) and (5) of Rule 204A-1 under the Investment Advisers Act of 1940.

All records and reports created or maintained pursuant to this Code are intended solely for the internal use of the Firm, are confidential, and in no event constitute an admission by any person as to any fact, circumstance or legal conclusion.

This Code is intended to coordinate with the Thornburg Investment Trust Code of Business Conduct and Ethics (September 10, 2003). Where appropriate or necessary, specific sections of this Code include a coordinating provision referencing the appropriate section of the Thornburg Investment Trust Code of Business Conduct and Ethics.

Please see the Glossary of Terms for definitions of terms used in this Code.

Compliance with Laws, Rules and Regulations

The Firm expects its Supervised Persons to comply with all laws, rules and regulations applicable to its operation and business. Supervised Persons should seek guidance whenever they are in doubt as to the applicability of any law, rule or regulation regarding any contemplated course of action. The Firm holds information and training sessions to promote compliance with laws, rules and regulations, including insider trading laws. Please consult the various guidelines and policies which the Firm has prepared in accordance with specific laws and regulations.

A good guideline, if in doubt on a course of action, is “Always ask first, act later — if you are unsure of what to do in any situation, seek guidance before you act.”

As a registered investment adviser, the Firm is subject to regulation by the Securities and Exchange Commission, and compliance with federal, state and local laws. The Firm insists on strict compliance with the spirit and the letter of these laws and regulations.

Conflicts of Interest

Each Supervised Person should be scrupulous in avoiding any conflict of interest with regard to the Firm’s interest. A “conflict of interest” occurs when an individual’s private interest interferes with the interests of the Firm or its Investment Clients. A conflict situation can arise when a Supervised Person pursues interests that prevent the individual from performing his duties for the Firm or an Investment Client objectively and effectively. Conflicts of interest also arise when a Supervised Person or member of the individual’s family receives undisclosed, improper benefits as a result of the individual’s positions with the Firm. Any conflict of interest that arises in a specific situation or transaction must be disclosed by the individual and resolved before taking any action.

Matters involving a conflict of interest are prohibited as a matter of policy, except when approved by the Firm’s president or Chief Compliance Officer. Conflicts of interest may not always be evident, and individuals should consult with higher levels of management or legal counsel if they are uncertain about any situation. In no event, however, shall investment in any security made in accordance with the Firm’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a conflict of interest with the Firm.

Comment: This section relating to conflicts of interest is substantially similar to the comparable section in the Thornburg Investment Trust Code of Business Conduct and Ethics, but Supervised Persons should recognize that (i) the Trust’s Code of Business Conduct and Ethics governs conflicts with interest of the Trust, rather than the Firm and its Clients, and (ii) the procedures for reporting and resolving conflict under the Trust’s Code of Business Conduct and Ethics is different from the Procedure under this Code. If an interest of the Supervised Person appears to conflict with an interest of the Trust and the Firm), the Supervised Person should make a disclosure and seek any approval under the Trust’s Code of Business Conduct and Ethics.

Corporate Opportunities

Supervised Persons shall not take for themselves personally opportunities that are discovered through the use of their position with the Firm, except with the approval of the

Firm’s President or Chief Compliance Officer. Supervised Persons of the Firm owe a duty to the Firm to advance its legitimate interests when the opportunity to do so arises. In no event, however, shall investment in any security made in accordance with the Firm’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a business opportunity of the Firm.

Comment: This section relating to corporate opportunities is substantially the same as the comparable section on the Thornburg Investment Trust Code of Business Conduct and Ethics, but Supervised Persons should recognize that (i) the Trust’s Code of Business Conduct and Ethics governs opportunities of the Trust, rather than the Firm, and (ii) the procedures for reporting and obtaining an approval under the Trust’s Code of Business Conduct and Ethics is different from the procedure under this Code. If an opportunity appears to relate both to the business of the Trust and the Firm, the Supervised Person should make disclosure and seek any approval under the Trust’s Code of Business Conduct and Ethics.

Confidentiality

Supervised Persons shall exercise care in maintaining the confidentiality of any confidential information respecting the Firm or its Investment Clients, except when disclosure is authorized or legally mandated. Supervised Persons should consult with the Firm’s Chief Compliance Officer or legal counsel if they believe that have a legal obligation to disclose confidential information. Confidential information includes nonpublic information of the Firm that may be helpful to competitors, or otherwise harmful to the Firm, or its Investment Clients. Confidential information also includes information respecting the portfolio holdings of Investment Clients (including particularly Investment Company Clients). The obligation to preserve confidentiality of this information continues after association with the Firm ends.

Comment: Attention is directed to the Internal Confidentiality and Privacy Protections Policy, which appears in the Firm’s Manual of Policies and Procedures, and which was adopted by the Firm to protect the nonpublic personal information of the Investment Clients of the Firm and the shareholders of Thornburg Investment Trust. This section respecting confidentiality is substantially the same as the comparable section in the Thornburg Investment Trust Code of Business Conduct and Ethics, except that a specific reference is made to information respecting portfolio holdings of Investment Clients.

Fair Dealing

Supervised Persons should endeavor to deal fairly with Investment Clients, service providers and competitors, and shall not seek unfair advantage through improper concealment, abuse of improperly acquired confidential information, misrepresentation of material facts when the other party is known by the Supervised Persons to rely justifiably on the individual to disclose those facts truthfully, or improper and unfair dealing.

Business Gifts and Entertainment

The purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage. No gift or entertainment should ever be offered, given, provided or accepted by any Supervised Person in connection with the Firm’s business unless it (1) is consistent with customary business practices, (2) is not excessive in value, (3) cannot be construed as a bribe, payoff or kickback and (4) does not violate any laws or regulations.

No Supervised Person shall provide to or accept from any client or prospective client, or person or entity that does or seeks to do business with or on behalf of the Firm, more than $100.00 worth of gifts per year. (this limit does not include nominal logo/promotional items). No Supervised Person may give or accept cash or cash equivalent gifts. Supervised Persons may provide to or accept from any client or prospective client, or person or entity that does or seeks to do business with or on behalf of the Firm a business entertainment event such as a dinner, golf outing, theater or sporting event if the person or entity providing the entertainment is present and as long as the event is not extravagant or excessive so as to give the appearance of impropriety.

On a quarterly basis, within 30 days of quarter end, all Supervised Persons who are designated as Access Persons will be required to report all entertainment and gifts that were given and received within the previous quarter.

Protection and Proper Use of Firm Assets

All Supervised Persons should endeavor to protect the assets of the Firm and its Investment Clients, and pursue their efficient investment in accordance with the Firm’s business purposes. Any suspected incident of fraud or theft should be immediately reported for investigation as hereinafter described under the caption “Administration and Enforcement of the Code.”

The obligation of Supervised Persons to protect the assets of the Firm includes its proprietary information. Proprietary information includes intellectual property such as trademarks and copyrights, as well as business, marketing and service plans, databases, records, salary information, unpublished financial data and reports. Unauthorized use or distribution of this information violates this Code.

Insider Trading

All Supervised Persons should pay particular attention to potential violations of insider trading laws. Insider trading in both unethical and illegal and will be dealt with decisively if it occurs. Supervised Persons are expected to familiarize themselves with the Policy on Insider Trading, adopted by the Firm. If they have questions about these guidelines, they should consult with the Firm’s president, the Chief Compliance Officer, or the Firm’s legal counsel.

Comment: Attention is directed to the Firm’s Policy on Insider Trading, which appears in the Firm’s Manual of Policies and Procedures.

Administration and Enforcement of the Code

Certification

Each newly hired Supervised Person of the Firm will be provided a copy of the Code. Each such individual must certify in writing within 30 days that they have received a copy of the Code, read and understand all provisions of the Code, and agree to comply with the applicable terms of the Code. The Firm will provide its Supervised Persons with any amendments to the Code and will require all such individuals to certify in writing that they have received, read and understand the amendments. Each year the Chief Compliance Officer will conduct an annual meeting with Supervised Persons to review the Code. Supervised Persons will annually certify that they have read, understood and complied with the Code, that they have made all of the reports required by the Code and have not engaged in any prohibited conduct.

Reporting Violations

All Supervised Persons are required to promptly report any actual, apparent or suspected violations of the Code to the Chief Compliance Officer. If the Chief Compliance Officer or another compliance officer is not available the individual should report the violation to their immediate supervisor who is then responsible for reporting it to the Chief Compliance Officer. All reports will be treated confidentially to the extent permitted by law and investigated promptly.

Glossary

“Access Person” means:

i. Any Trustee, director, officer or partner of any of the Companies.

ii. Any Supervised Person of any of the Companies, unless, in the Chief Compliance Officer’s sole discretion, a particular Supervised Person does not have ongoing access to the Companies’ headquarters or information systems.

iii. Individuals who are registered with the FINRA as an associated person of Thornburg Securities Corporation.

iv. Any director, officer, general partner or employee of any company in a Control relationship with any of the Companies who, in connection with their regular functions or duties, make, participate in, or obtain information regarding the purchase or sale of Securities by any Investment Client, or whose functions relate to the making of any recommendations with respect to those purchases or sales.

v. Any natural person who is in a Control relationship with any of the Companies and who obtains information concerning recommendations made to any Investment Client with regard to the purchase or sale of Securities by the Investment Client.

“Chief Compliance Officer” means, for purposes of this Code, the Firm’s chief compliance officer.

“Fund” means any series of Thornburg Investment Trust or any other Investment Company as to which the Firm is an investment adviser or sub-adviser.

“Investment Client” means any person with whom the Firm has a contract to perform discretionary investment management services, including any series of an Investment Company.

“Investment Company” means a company registered as such under the Investment Company Act of 1940.

“Investment Company Client” means any Investment Company (or series thereof ) as to which the Firm is an investment adviser or investment sub-adviser.

“Policy on Personal Securities Transactions” means the Firm’s written policy of that name, as revised from time to time. This Policy can be found in the Firm’s Manual of Policies and Procedures.

“Supervised Person” means any director, managing director, officer (or other person occupying a similar status or performing functions similar to any of those persons) and employees, and any other persons who provide advice on behalf of the Firm and who are subject to the Firm’s supervision and control.

“Trust” means Thornburg Investment Trust.

“TSC” means Thornburg Securities Corporation.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

THORNBURG INVESTMENT TRUST

THORNBURG SECURITIES CORPORATION

Policy of Personal Securities Transactions

March 2010

Policy Objectives

Honesty and integrity are hallmarks of Thornburg Investment Management, Inc. (“TIM”), Thornburg Investment Trust (the “Trust”) and Thornburg Securities Corporation (“TSC”) (singularly a “Company” or together the “Companies”). Each of the Companies seeks the highest standards of ethics and conduct from its employees in all of their business relationships, and TIM hereby acknowledges its fiduciary obligations to its Investment Clients.

This Policy has been adopted by each of the Companies with the objectives of promoting honesty and integrity and preventing wrongdoing by the Companies’ employees. In particular, this Policy seeks to prevent an employee of the Company, in connection with the direct or indirect purchase or sale by that employee of Securities held or proposed to be purchased or sold by any Investment Client, from:

(1)         employing any device, scheme or artifice to defraud any Investment Client;

(2)   making any untrue statement of material fact to any Investment Client or omitting to state a material fact necessary in order to make the statements made to any Investment Client, in light of the circumstances under which they are made, not misleading;

(3)   engaging in any act, practice or course of business that operated or would act as a fraud or deceit on any Investment Client; or

(4)         engaging in any manipulative practice with respect to any Investment Client.

This Policy is intended to constitute the Companies’ written code of ethics as required by Rule 17j-1 under the Investment Company Act of 1940. In addition, this Policy together with a separately adopted Investment Adviser Code of Business Conduct and Ethics, is intended to comprise TIM’s code of ethics described in Rule 204A-1 under the Investment Advisers Act of 1940. Any report filed under this Policy will be deemed to satisfy both Rule 17j-1 and Rule 204A-1.

Please see the Glossary of Terms for definitions of terms used in this Policy.

Prior Authorization for Securities Transactions

Any transaction for which prior authorization is received must be completed within 24 hours.

Except for those transactions listed below under “Transactions that Do Not Require Prior Authorization,” Access Persons must obtain prior authorization for all Securities transactions. Access Persons should submit each request for prior authorization through the Compliance Science system. The following types of transactions will be directed by the Compliance Science system to a Designated Compliance Officer for review:

•                  Purchases of Securities distributed in an Initial Public Offering or Limited Offering.

•                  Transactions involving Supervised Persons on the Prohibited List or Securities on the Prohibited List. See “Prohibited List” below.

•                  Transactions involving Securities on the then-current Holdings List, unless the issuer of the Security has a market capitalization greater than $2 billion and the proposed transaction involves less than $100,000 of the issuer’s Securities. See “Holdings List” below.

The foregoing list is not exclusive, and from time to time other types of transactions may be rejected by the Compliance Science system.

The foregoing prior authorization requirements do not apply to transactions by an Independent Trustee.

Transactions that Do Not Require Prior Authorization

The following Securities transactions are exempt from the prior authorization requirements described above:

•                  Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

•                  Purchases or sales for which the Access Person does not directly or indirectly have Beneficial Ownership.

•                  Purchases or sales which are non-volitional on the part of the Access Person.

•                  Purchases or sales through an Automatic Investment Plan.

•                  Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuers, and sales of such rights so acquired.

•                  Purchases or sales of shares of any investment company registered as such under the Investment Company Act, including but not limited to, open-end funds, closed-end funds, unit investment trusts, exchange-traded funds, and money market mutual funds.

•                  Purchases or sales (other than Initial Public Offerings and Limited Offerings) of Securities for any Private Fund managed by TIM, for which the Access Person is deemed to have investment control.

Holdings List

The Compliance Department will maintain a list of all Securities which, within the most recent 15 days, have been held by Thornburg on behalf of its Investment Clients (the “Holdings List”). Access Persons are prohibited from purchasing any Security which is on the then-current Holdings List, or which the Access Person knows is being considered for purchase or sale by an Investment Client, unless the issuer of the Security has a market capitalization greater than $2 billion and the proposed transaction involves less than $100,000 of the issuer’s Securities.

A Designated Compliance Officer will periodically review a sample of purchases or sales by an Access Person of a Security that appears on the then-current Holdings List to seek to confirm that the Access Person’s trading activity is consistent with the foregoing.

Prohibited List

The Chief Compliance Officer, or a Compliance Officer of his/her designation, will maintain a Prohibited List. A Security will be placed on this list when it is known by the Compliance Department that a Supervised Person possesses material nonpublic information about or affecting the Security or its issuer. A Supervised Person will be placed on this list when it is known by the Compliance Department that such Supervised Person may possess material nonpublic information about or affecting one or more Securities or their issuers.

Reporting Requirements for Access Persons

Access Persons

Except as provided below for Independent Trustees, the Companies require all Access Persons to file the following reports through the Compliance Science system:

•                  a Statement of Outside Brokerage Activity no later than 10 days after being hired or designated as an Access Person.

•                  an Initial Holdings Report no later than 10 days after being hired or designated as an Access Person.

•                  an Annual Holdings Report by January 30th each year for the previous twelve months beginning January 1st and ending December 31st.

•                  a Quarterly Transactions Report no later than 30 days after the end of each calendar quarter.

See “Reporting of Personal Securities Ownership” below for more detail about these reports.

Additionally, the Companies require all Access Persons to notify each firm that maintains an outside brokerage account for them, or for a Family Member, of their association with the Companies and the Companies’ requirement to receive duplicate copies of confirmations and periodic statements.

Trustees of the Trust

An Independent Trustee (who would be required to file a report solely by reason of being a trustee of the Trust) need not make: (i) an Initial Holdings Report; (ii) an Annual Holdings Report; or (iii) a Quarterly Transaction Report; except that the Trustee will need to file a Quarterly Transaction Report if the Trustee knew or in the ordinary course of his duties as a Trustee should have known that, during the 15-day period immediately before or after the Trustee’s transaction in a Security, the Trust purchased or sold the Security, or the Trust or TIM considered purchasing or selling the Security.

Reporting of Personal Securities Ownership

Statement of Outside Brokerage Activity

This statement must be filed through the Compliance Science system no later than 10 days after being hired or designated as an Access Person. On this statement such individuals must disclose each brokerage account in which they or a Family Member have any Beneficial Ownership, including the account number for each such account and the identity of the firm where the account is maintained. It is the responsibility of each such individual to notify each firm through which they or a Family Member maintains an outside brokerage account of their affiliation with the Companies. The Compliance Department must be notified in writing if new outside brokerage accounts are opened at any time after the Access Person has filed this Statement of Outside Brokerage Activity.

Once this Statement of Outside Brokerage Activity has been submitted by the Access Person through the Compliance Science system, the Compliance Department will send a request to each firm which maintains an outside brokerage account for that Access Person to receive duplicate confirmation and periodic statements. It is the Access Person’s responsibility to ensure that the Compliance Department’s request is honored.

Initial and Annual Holdings Reports

The Initial Holdings Report must be filed by each Access Person through the Compliance Science system no later 10 days after the individual is hired or designated as an Access Person. Information contained in the report must be current as of a date not more than 45 days prior to the date the individual becomes an Access Person.

The Annual Holdings Report must be filed by each Access Person by January 30th each year. The information contained in the report must be from January 1st through December 31st of the previous year.

The Initial Holdings Report and Annual Holdings Report must include the following information for each Security in which the Access Person or Family Member has any direct or indirect Beneficial Ownership:

•                  The title and type of each Security, and as applicable the exchange ticker symbol or CUSIP number, number of shares, and principal amount.

•                  The name of each broker, dealer, bank, or other financial institution maintaining a brokerage or other account for the Access Person or Family Member and the account number assigned to it.

•                  The date the report is filed.

In lieu of including the above information on these reports, an Access Person or his brokerage firm may submit duplicate trade confirmations or brokerage account statements, provided that such confirmations or statements contain information equivalent to what would otherwise be included in these reports. You must ensure that all transactions placed within the designated period appear on the report or in the duplicate confirmations or statements.

Quarterly Transactions Reports

•                  A Quarterly Transaction Report must be filed through the Compliance Science system no later than 30 days after the end of each calendar quarter.

The Quarterly Transaction Report must include the following information for each Security in which the Access Person or Family Member has any direct or indirect Beneficial Ownership:

•                  The date of each transaction, the title, and as applicable the exchange ticker symbol or CUSIP number, interest rate and maturity date, the number of shares, and the principal amount.

•                  The nature of the transaction that is, a purchase, sale or other type of acquisition or disposition of the Security.

•                  The price at which the transaction was effected.

•                  The name of each broker, dealer, bank, or other financial institution maintaining a brokerage or other account for the Access Person or Family Member and the account number assigned to it.

•                  The date the report is filed.

In lieu of including the above information on this report, the Access Person or his brokerage firm may submit duplicate trade confirmations or brokerage account statements, provided that such confirmations or statements contain information equivalent to what would otherwise be included in the report. You must ensure that all transactions placed within the designated period appear on the report or in the duplicate confirmations or statements.

Reporting Exemptions

The Companies exempt the following holdings and transactions from the reporting requirements:

•                  Transactions effected in any account over which the Access Person has no direct or indirect influence or control.

•                  Transactions effected pursuant to an Automatic Investment Plan.

•                  Holdings and transactions of shares of any registered open-end mutual fund (including money market mutual funds), except for shares of (i) a Thornburg Fund or (ii) a mutual fund for which Thornburg acts as sub-advisor. Note: shares of all other types of investment companies, including but not limited to closed-end investment companies, unit investment trusts, or exchange-traded funds, are subject to the reporting requirements in this Policy.

Administration and Enforcement of the Policy

The Chief Compliance Officer will designate a compliance officer to serve as the Filing and Review Officer. The Filing and Review Officer will be responsible for:

•                  Maintaining current and previous lists of all Access Persons.

•                  Maintaining a record of the Filing and Review Officers in such a manner that the individuals serving in that capacity can be identified for any period of time.

•                  Maintaining the Initial Holdings Reports, Annual Holdings Reports, Quarterly Transactions Reports and Statements of Outside Brokerage Activity that are filed, including all backup documentation.

•                  Maintaining a schedule of report filing dates. This schedule will reflect any case in which a report was filed late, the date any reminders were sent out and any sanctions imposed. If a report is not filed within the required time the Filing and Review Officer will advise the Chief Compliance Officer.

•                  Maintaining copies of the current and previous Holdings Lists.

•                  Maintaining evidence of any prior approval requests submitted through the Compliance Science system.

•                  Maintaining records of waivers, including backup documentation of any waivers issued.

•                  Monitoring personal Securities transactions and trading patterns through the review of reports filed and review of the duplicate confirmations and periodic account statements received. The Chief Compliance Officer will review the personal Securities transactions of the Filing and Review Officer.

•                  Reporting apparent violations to the Chief Compliance Officer.

•                  Maintaining a record of any violation, written violation reports and record of any action taken as a result of the violation.

•                  Requesting duplicate confirmations and periodic statements for all outside brokerage accounts.

•                  Maintaining records of requests for duplicate brokerage confirmations and account statements, and files of duplicate brokerage confirmation and account statements received.

Certain documents may be maintained by the Filing and Review Officer within the Compliance Science system. See “Books and Records,” below for the periods of time records are to be retained.

The Filing and Review Officer will seek to protect the confidentiality of those records containing personal information about an Access Member or Family Member, including information about the investment holdings or investment trading activity of an Access Person or Family Member. Such information will only be shared with members of the compliance department, outside counsel, securities regulators and other persons who, in the judgment of the Filing and Review Officer or the Chief Compliance Officer, have a legitimate need to know such information, or with persons to whom the Companies are under a legal obligation to disclose such information.

Certification

Each Supervised Person of the Companies will be provided a copy of this Policy and must certify in writing no later than 30 days after receipt of the Policy, that they have received a copy of this Policy, read and understand all provisions of this Policy, and agree to comply with the applicable terms of this Policy. The Companies will provide any amendments to the Policy and will require all Supervised Persons to certify in writing that they have received, read and understand the amendments. Each year the Chief Compliance Officer or compliance officer designated by the Chief Compliance Officer will conduct an annual meeting with all Supervised Persons of TIM and TSC to review the Policy and will require all Supervised Persons to annually certify that they have read, understood and complied with the Policy, that they have made all of the reports required by the Policy and have not engaged in any prohibited conduct.

Reporting Violations

All Supervised Persons are required to promptly report any actual, apparent or suspected violations of the Policy to the Chief Compliance Officer. If the Chief Compliance Officer or another compliance officer is not available the individual should report the violation to their immediate supervisor who is then responsible for reporting it to the Chief Compliance Officer. All reports will be treated confidentially to the extent permitted by law and investigated promptly.

Sanctions

Upon discovering a violation of this Policy, each Company may impose such sanctions as it deems appropriate, including, but not limited to, a letter of censure, fine, suspension or termination of the violator’s employment.

Disclosure

TIM will disclose in its ADV Part II if TIM, or its related persons (as defined in the Instructions to Form ADV), may buy or sell for themselves securities that TIM has also recommended to its Investment Clients, including restrictions, internal procedures, or disclosures that are used by TIM to address any conflicts of interest in these transactions.

Reporting to Company Presidents, the Board of Trustees, and Investment Companies

The Chief Compliance Officer shall provide a written report to the Trustees of Thornburg Investment Trust at least annually. The report shall (i) describe any significant issues arising under this Policy since the last report, including but not limited to, any material violations of this Policy and any sanctions imposed, and (ii) certify that the Trust, TIM, and TSC have each adopted procedures reasonably necessary to prevent violations of this Policy.

The Chief Compliance Officer shall provide a written report to investment companies other than the Trust for which TIM acts as investment adviser or sub-adviser, at least annually. The report shall (i) describe any significant issues arising under this Policy since the last report, including but not limited to, any material violations of this Policy and any sanctions imposed, and (ii) certify that TIM has adopted procedures reasonably necessary to prevent violations of this Policy.

Annual Review

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer shall conduct a periodic review, no less often than annually, of the adequacy of the Policy and the effectiveness of its implementation.

Recordkeeping

In its books and records (which may include maintenance of records through the Compliance Science system) the Compliance Department will:

•                  Retain a copy of each version of this Policy that has been in effect at any given time.

•                  Retain a record of any violations of this Policy, written violation reports and any action taken as a result of the violation.

•                  Maintain Holdings and Transaction Reports and Statements of Outside Brokerage Activity that are filed, including backup documentation.

•                  Maintain copies of duplicate brokerage confirmations and account statements received and requests made.

•                  Maintain Request for Prior Clearance of Security Transactions forms, and any backup documentation, and waivers granted.

•                  Maintain copies of Holdings Lists.

•                  Maintain copies of Prohibited Lists

•                  Maintain lists of Access Persons and Registered Representatives.

•                  Maintain schedule of report filing dates, reminders and sanctions imposed.

•                  Maintain copies of reports to the Chief Compliance Officer, the Trust, and the President.

•                  Maintain a record of persons designated as Filing and Review Officers.

•                  Maintain sign in sheet and material distributed at the annual meeting at which this Policy is reviewed with all Supervised Persons.

These items will be maintained for a total period of five years. For the first two years these items will be stored in a designated area at the Companies’ principal place of business; after the two year period they may be moved and stored offsite.

In its books and records, the Human Resources Department will:

•                  Maintain a record of all employee certifications/acknowledgements of receipt of this Policy and any amendments hereto.

This item will be maintained for five years after the individual ceases to be a Supervised Person of the Companies.

Glossary of Terms

“Access Person” means:

i. Any Trustee, director, officer or partner of any of the Companies.

ii. Any Supervised Person of any of the Companies, unless, in the Chief Compliance Officer’s sole discretion, a particular Supervised Person does not have ongoing access to the Companies’ headquarters or information systems.

iii. Individuals who are registered with the FINRA as an associated person of Thornburg Securities Corporation.

iv. Any director, officer, general partner or employee of any company in a Control relationship with any of the Companies who, in connection with their regular functions or duties, make, participate in, or obtain information regarding the purchase or sale of Securities by any Investment Client, or whose functions relate to the making of any recommendations with respect to those purchases or sales.

v. Any natural person who is in a Control relationship with any of the Companies and who obtains information concerning recommendations made to any Investment Client with regard to the purchase or sale of Securities by the Investment Client.

“Automatic Investment Plan” means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

“Beneficial Ownership “ shall be interpreted in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

“Chief Compliance Officer” means the chief compliance officer for TIM.

“Compliance Department” means TIM’s compliance department.

“Control” shall be interpreted in accordance with Section 2(a)(9) of the Investment Company Act of 1940.

“Family Member” means the members of an Access Person’s immediate family (a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships) sharing the same household; provided, however, that the presumption of such beneficial ownership by a Family Member may be rebutted by an Access Person.

“Independent Trustee” means a Trustee who is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

“Initial Public Offering” means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

“Investment Client” means (1) any investment company registered as such under the Investment Company Act of 1940 or series thereof or any component of such series for which TIM is an investment adviser or investment sub-adviser; or (2) any private accounts owned by any person for whom TIM is an investment adviser or investment sub-adviser; (3) any customer of TSC.

“Limited Offering” means an offering exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) thereof, or pursuant to Rule 504, Rule 505 or Rule 506 adopted thereunder.

“Private Fund” means an investment vehicle the securities of which are not registered under the Securities Act of 1933 and which is excluded from the definition of an “investment company” under Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940.

“Purchase or sale of a security” includes, among other things, the writing of an option to purchase or sell a Security.

“Security” or “Securities” means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security”, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe or to purchase, any of the foregoing. The term “Security” or “Securities” shall not include direct obligations of the U.S. Government, bankers’ acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (including repurchase agreements), and shares issued by “money market” mutual funds.

“Supervised Person” means any director, managing director, officer (or other person occupying a similar status or performing functions similar to any of those persons) or employee of any of the Companies, and any other persons who provide advice on behalf of any of the Companies relating to the purchase or sale of Securities by an Investment Client and who are subject to any of the Companies’ supervision and control.

“Thornburg Fund” means any series of Thornburg Investment Trust.

“Trust” means Thornburg Investment Trust.

“Trustee” means a Trustee of the Trust

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Policy on Cross-Trading

April 2007

Policy Objectives

A cross-trade occurs anytime Thornburg Investment Management, Inc. (“TIM”) effects the purchase and sale of a security between two advisory clients, including its mutual fund clients. When executing a cross-trade, TIM is acting on behalf of two (or more) clients with potentially adverse interests. This potential conflict of interest necessitates appropriate documentation as to the fairness of the cross-trade to each client.

This policy addresses the various types of cross-trades in which TIM may engage, explaining whether such trades are permissible and, if so, what procedures must be followed in order to effect the trade. You should refer to the relevant section of this policy before engaging in any cross-trade.

Policy

Cross-Trades Involving Series of Thornburg Investment Trust (the “Trust”)

TIM is the investment advisor to the Trust, which has adopted a separate “Policy on Purchase or Sale Transactions with Certain Affiliated Persons” (revised as of July 17, 2006) (the “Trust Policy”). The Trust Policy describes the circumstances under which the Trust may engage in cross-trading pursuant to Rule 17a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the Trust Policy and the requirements of Rule 17a-7, TIM may effect the purchase and sale of securities between two or more series of the Trust, or between a series of the Trust and another investment advisory client of TIM, if:

1.               The transaction is a purchase or sale, for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available;

2.               The transaction is effected at the independent current market price of the security. For purposes of this paragraph, the “current market price” shall be:

a.               If the security is a security or class of security for which transaction reports are collected, processed, and made available pursuant to an effective transaction reporting plan (“reported security”), the last sale price with respect to such security reported in the consolidated transaction reporting system (“consolidated system”) or the average of the highest current independent bid and lowest current independent offer for such security (reported pursuant to Rule 11Ac1-1 under the Securities Exchange Act of 1934) if there are no reported transactions in the consolidated system that day; or

b.              If the security is not a reported security, and the principal market for such security is an exchange, then the last sale on such exchange or the average of the highest current independent bid and lowest current independent offer on such exchange if there are no reported transactions on such exchange that day; or

c.               If the security is not a reported security and is quoted in the NASDAQ System, then the average of the highest current independent bid and lowest current independent offer reported on Level 1 of NASDAQ; or

d.              For all other securities, (i) the average of the highest current independent bid and lowest current independent offer determined on the basis of reasonable inquiry, or (ii) in the case of a municipal obligation or other debt instrument, the valuation provided by the independent pricing service approved by the Trustees for determining the net asset value of the series’ shares;

3.               The transaction is consistent with the policy of each separate series of the Trust participating in the transaction, as recited in the Trust’s registration statement and reports filed under the 1940 Act, and if the transaction is between a series of the Trust and another investment advisory client of TIM, complies with the portion of this Policy below that addresses cross-trades by that type of client (i.e., “Cross-Trades Involving Sub-Advised Mutual Funds” or “Cross-Trades Involving Advisory Clients Other Than the Trust or Sub-Advised Mutual Funds”); and

4.               No brokerage commission, fee (except for customary transfer fees), or other remuneration is paid in connection with the transaction.

Please refer to the sections entitled “Procedures for Implementing Policy” and “Books and Records” herein for more information about the steps that should be taken in connection with executing this type of cross-trade and the associated recordkeeping requirements.

Cross-Trades Involving Sub-Advised Mutual Funds

TIM is the investment advisor to certain registered investment companies other than the Trust (“Sub-Advised Mutual Funds”). TIM may effect a purchase or sale transaction between two or more Sub-Advised Mutual Funds, or between a Sub-Advised Mutual Fund and another investment advisory client of TIM, but only if each participating Sub-Advised Mutual Fund has adopted a policy to describe the circumstances under which that Fund may engage in cross-trades pursuant to Rule 17a-7 (“Sub-Advised Fund

Policy”), only if TIM effects the cross-trade in accordance with that Sub-Advised Fund Policy, and only if TIM complies with the portion of this Policy that addresses cross-trades by that type of client (i.e., “Cross-Trades Involving Series of Thornburg Investment Trust” or “Cross-Trades Involving Advisory Clients Other Than the Trust or Sub-Advised Mutual Funds”). If a participating Sub-Advised Mutual Fund does not have a Sub-Advised Fund Policy, you may not effect the transaction on its behalf. Please contact TIM’s Compliance Department before effecting this type of cross-trade to obtain a copy of the relevant Sub-Advised Fund Policies and to confirm that the transaction is permitted by each participating Sub-Advised Mutual Fund.

Please refer to the sections entitled “Procedures for Implementing Policy” and “Books and Records” for more information about the steps that should be taken in connection with executing this type of cross-trade and the associated recordkeeping requirements.

Cross- Trades Involving Advisory Clients Other Than The Trust or Sub-Advised Mutual Funds (“Separate Account Clients”)

TIM may effect a cross-trade involving one or more of its Separate Account Clients if:

1.               The transaction is effected at the independent current market price of the security. For purposes of this paragraph, the “current market price” shall be:

a.               If the security is a security or class of security for which transaction reports are collected, processed, and made available pursuant to an effective transaction reporting plan (“reported security”), the last sale price with respect to such security reported in the consolidated transaction reporting system (“consolidated system”) or the average of the highest current independent bid and lowest current independent offer for such security (reported pursuant to Rule 11Ac1-1 under the Securities Exchange Act of 1934 [17 C.F.R. 240.11Ac1-1] if there are no reported transactions in the consolidated system that day; or

b.              If the security is not a reported security, and the principal market for such security is an exchange, then the last sale on such exchange or the average of the highest current independent bid and lowest current independent offer on such exchange if there are no reported transactions on such exchange that day; or

c.               If the security is not a reported security and is quoted in the NASDAQ System, then the average of the highest current independent bid and lowest current independent offer reported on Level 1 of NASDAQ; or

d.              For all other securities, (i) the average of the highest current independent bid and lowest current independent offer determined on the basis of reasonable inquiry, or (ii) in the case of a municipal obligation or other debt instrument, the valuation provided by an independent pricing service selected by TIM;

2.               The transaction is consistent with the investment restrictions and guidelines of each participating Separate Account Client and if the transaction is between a Separate Account Client and a registered investment company, complies with the portion of this Policy that addresses cross-trades by that type of client (i.e., “Cross-Trades Involving Series of Thornburg Investment Trust” or “Cross-Trades Involving Sub-Advised Mutual Funds”);

3.               TIM receives no compensation (other than its advisory fee), directly or indirectly, for effecting the cross-trade; and

4.               The participating Separate Account Clients are aware of the cross-trade before its execution, either through general disclosure about the use of cross-trades in TIM’s Form ADV Part II, in the participating Separate Account Client’s advisory contract with TIM, or through specific disclosure made to the participating Separate Account Client prior to effecting the trade. See Step 3 under the section entitled “Procedures for Implementing Policy” below. If you are uncertain whether a participating client is aware of TIM’s use of Agency Cross-Trades, contact the Chief Compliance Officer.

Please refer to the sections entitled “Procedures for Implementing Policy” and “Books and Records” for more information about the steps that should be taken in connection with executing this type of cross-trade and the associated recordkeeping requirements.

Cross-Trades Between TIM and an Advisory Client (“Principal Cross-Trades”)

A Principal Cross-Trade occurs whenever an investment advisor or its affiliated broker knowingly sells any security to or purchases any security from one of its investment advisory clients for the benefit of the investment advisor’s own account. For example, an investment advisor engages in a Principal Cross-Trade if it sells securities to one advisory client out of an account in which the investment advisor, or a controlling person of the investment advisor, has an ownership interest. TIM does not engage in Principal Cross-Trades. If you have any questions about this policy on Principal Cross-Trades, including questions as to whether a particular transaction constitutes a Principal Cross-Trade, please contact the Chief Compliance Officer.

Cross-Trades Involving ERISA Accounts

TIM does not effect the purchase and sale of securities where one or both of the parties involved in the transaction is a plan, fund, or program established or maintained by an employer pursuant to the Employee Retirement Income Security Act of 1974 (“ERISA Account”) unless the transaction is previously approved by the Chief Compliance Officer. This prohibition includes transactions involving TIM’s employer-sponsored salary deferral plan. If you have any questions about this policy on trades involving ERISA Accounts, including questions as to whether a particular advisory client constitutes an ERISA Accounts, please contact the Chief Compliance Officer.

Procedures for Implementing Policy

The following steps must be taken in connection with executing a cross-trade:

1.               Confirm that the Portfolio Manager(s) for the clients involved in the trade are aware of the transaction and have determined that it is in the best interests of both clients;

2.               If the proposed cross-trade involves one or more Sub-Advised Mutual Funds, confirm that the Compliance Department has obtained a copy of the participating Sub-Advised Fund policies and that the transaction is permitted by each participating Sub-Advised Mutual Fund;

3.               If the proposed Cross-Trade involves a Separate Account Client, confirm that the transaction is not a Principal Cross-Trade and that the transaction does not involve an ERISA Account.

4.               If the proposed cross-trade involves Separate Account Clients, review the participating clients’ advisory contracts with TIM to ensure that the client has been informed of TIM’s use of agency cross-trades. If the advisory contract does not contain this disclosure, contact the participating client to ensure that they are made aware of the cross-trade before its execution or confirm with the Compliance Department that an appropriate disclosure has been made in TIM’s Form ADV Part II;

5.               Complete the Cross Transaction Form, attached hereto as Exhibit A (the “Form”). Be sure to check the appropriate box indicating what type of cross-trade is being proposed (Trade Involving Series of the Trust, Trade Involving Sub-Advised Mutual Fund, or Trade Involving Separate Account Client). A trade may require that two boxes be checked. For example, a trade between a series of the Trust and a Sub-Advised Mutual Fund would require two boxes be checked, one for each side of the trade. The completed Form must include signatures from both the Selling and Purchasing Portfolio Manager(s) or, if only one Portfolio Manager is associated with the transaction, the Form should be signed by that Portfolio Manager and by the Chief Investment Officer or his designee;

6.               Mark the Trade Ticket with the word “Cross” and identify the transaction broker, if any;

7.               Submit the completed Form and Trade Ticket to the appropriate Operations (Settlement area) personnel.

8.               Operations personnel will forward each properly completed Form, along with the accompanying Trade Ticket and any supporting documentation supplied by you, to the Compliance Department; and

9.               A Compliance Officer will review all cross trades and countersign the Form once it has determined that all required information and backup documentation has been obtained.

Books and Records

The Fund Accounting Department will be responsible for maintaining the following records:

•                  Completed Cross Transaction Forms, trade tickets, and any accompanying backup documentation for any cross-trade involving the Trust.

The Separate Accounts Group will be responsible for maintaining the following records:

•                  Completed Cross Transaction Forms, trade tickets, and any accompanying backup documentation for any cross-trade involving a Sub-Advised Mutual Fund or involving a Separate Account Client.

All records shall be maintained and preserved in an easily accessible place for a period of not less than 6 years from the end of the calendar year in which the cross-trade occurred. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Exhibit A - Cross Transaction Form

Please attach this form to original trading ticket on trade date and submit to Operations personnel prior to executing the trade

Transaction Details

Fund/Client Buying		Fund/Client Selling

Security Description	Symbol	Number of Shares

	CUSIP	Transaction Amount	Date/Time of Transaction

Type of Cross-Trade (Check One)
☐ Trade Involving Series of the Trust		☐ Trade Involving Sub-Advised Mutual Fund	☐ Trade Involving Separate Account Client

Reasons for Effecting the Transaction (Check all that apply)

Fund/Client Buying	Fund/Client Selling
☐ Adding to position	☐ Eliminating position
☐ Initiating position	☐ Reducing over-weighted position
☐ Appropriate purchase for account	☐ Raising cash
☐ Appropriate size market cap	☐ Portfolio liquidity
☐ Strong earnings report	☐ Taking profits
☐ Positive earnings estimate	☐ Stock no longer qualifies
☐ Positive fundamentals	☐ Reducing industry exposure
☐ Positive news on Company	☐ Selling into strength
☐ Valuation attractive to relative growth rate	☐ Rebalancing Fund or account
☐ Good long-term core holding	☐ Cutting back to meet portfolio restriction
☐ Good value	☐ Market capitalization is no longer appropriate
☐ Rebalancing Account	☐ Liquidity/Daily Cash
☐ Liquidity/Daily Cash	☐ Other - Explain
☐ Other - Explain

Current Market Price at Which the Transaction Was Effected

As applicable, complete A, B, C, or D in the table below. Attach printouts showing Bloomberg (or other source) screen quotes per quotation system, time of quotes and company description, if available. If no printout is available, record the time of each quote shown.

A. Reported Securities	B. Non-reported securities traded on Exchange	C. Other NASDAQ securities	D(i). Other equity securities	D(ii). Other debt securities
NYSE and NASDAQ Market securities: Last sale price in consolidated transaction reporting system immediately preceding the transaction:	Last sale price on principal exchange immediately preceding the transaction:	Average of the highest current independent bid and the lowest current independent offer reported on Level 1 of NASDAQ. a) highest bid: b) lowest offer: c) average:

Average of the highest current independent bid and the lowest current independent offer determined on the basis of reasonable inquiry.

Market Maker 1
Name of Firm:

Time:

Bid:

Offer:

Market Maker 2

Name of Firm:

Time:

Bid:

Offer:

Valuation provided by an independent pricing service. Pricing Service Name of Service: Valuation:

OR, IF NO “LAST SALE”: Average of the highest current independent bid and the lowest current independent offer in consolidated transaction reporting system:

a) highest bid:

b) lowest offer:

c) average:

OR, IF NO TRANSACTIONS THAT DAY: Average of the highest current independent bid and the lowest current independent offer in consolidated transaction reporting system: a) highest bid: b) lowest offer: c) average:

The undersigned persons represent that the transactions described on this form:

I.                                         Resulted in no cash consideration being paid by either fund/separate account, other than cash payment against prompt delivery of the security;

II.                                     Was consistent with the investment objectives and policies of each mutual fund series/separate account;

III.                                 Was effected at a “current market price” as defined in this Policy;

IV.                                 Did not result in the payment of any brokerage commission, fee, or other remuneration other than customary transfer fees.

Portfolio Manager of Selling Fund/Client	Date

Portfolio Manager of Purchasing Fund/Client	Date

Chief Investment Officer or Designee*	Date

Compliance Officer	Date

* Note: if the Portfolio Manager is the same for both Selling and Purchasing Fund, the Chief Investment Officer or Designee (Head Trader on appropriate Trading Desk) must also sign prior to sending Transaction Report to Compliance.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Custody Policy

March 2010

Policy Objective

As a matter of policy and practice, ordinarily Thornburg Investment Management, Inc. (“TIM”) will not have custody of any of TIM’s investment advisory clients’ (“Clients”) funds or securities. However, TIM may have custody of Client funds or securities because TIM acts as both investment adviser and managing member of a limited liability company or general partner to a limited partnership (each a “Private Fund”). TIM may also have custody of Client funds or assets because it has the authority to issue instructions to a custodian to withdraw investment advisory fees. TIM has adopted this Policy with the objective of ensuring that it will not inadvertently gain custody of Client funds or securities and in circumstances where TIM has determined it has custody of Client funds or securities, TIM complies with the requirements Rule 206(4)-2 under the Investment Advisers Act of 1940 (“Advisers Act”). This Policy will not apply to any Client which is an investment company registered under the Investment Company Act of 1940.

Custody

For the purposes of this Policy, Custody means TIM holding of, directly or indirectly, Client funds or securities, or having any authority to obtain possession of them, including:

•                  Possession of Client funds or securities, (but not of checks drawn by Clients and made payable to third parties) unless TIM receives them inadvertently and they are returned to the sender promptly but in any case within three business days of receiving them;

•                  Any arrangement (including general power of attorney) under which TIM is authorized or permitted to withdraw Client funds or securities maintained with a custodian upon instructions provided to the custodian; or

•                  Any capacity (such as general partner of a limited partnership, managing member of a limited liability company or comparable position for another type of pooled investment vehicle, or trustee of a trust) that gives TIM, or its supervised legal person, legal ownership of or access to Client funds or securities.

For the purposes of this Policy, Custody shall not include TIM’s authority to issue instructions to a broker-dealer to effect or settle transaction on behalf of Client accounts.

Requirements

If TIM has Custody of Client funds or securities, TIM will meet the following requirements:

1.               A Qualified Custodian will maintain funds and securities: (a) in a separate account for each Client under the Client’s name; or (b) in accounts that contain only Clients’ funds and securities, under TIM’s name as agent or trustee for the Client.

For the purposes of this Policy, a Qualified Custodian means: (I) a bank as defined in Section 202(a)(2) of the Advisers Act or a savings association as defined in Section 3(b)(1) of the Federal Deposit Insurance Act that has deposits insured by the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act; (ii) a registered broker dealer holding the client assets in customer accounts; (iii) a registered commission merchant holding client assets in customer accounts, but only with respect to clients’ funds and security futures, or other securities incidental to transactions in contracts for the purchase or sale of a commodity for future delivery and options thereon; and (iv) a foreign financial institution that customarily holds financial assets for its customers, provided that the foreign financial institution keeps the Clients’ assets in accounts segregated from its proprietary assets.

2.               If TIM opens an account with a Qualified Custodian on a Client’s behalf, either under the Client’s name or under TIM’s name as agent, TIM notifies the Client in writing of the Qualified Custodian’s name, address, and the manner in which the funds or securities are maintained, promptly when the account is opened and following any changes to this information; and

3.               (a) TIM reasonably believes that the Qualified Custodian sends an account statement, at least quarterly, to each of the Clients for which it maintains funds or securities, identifying the amount of funds and each security in the account at the end of the period and setting forth all transactions in the account during that period; or (b) the Private Fund is subject to an annual audit and distributes its audited financial statements prepared in accordance with generally accepted accounting principals to all members or limited partners, within 120 days of the end of its fiscal year.

Procedures

TIM has adopted the procedures and practices below to implement this policy and to avoid the inadvertent Custody of Client funds or securities. Except with regards to a

Private Fund, TIM prohibits any employee, officer or director of TIM (“Employee”) from:

•                  Having signatory power over any Client’s checking account;

•                  Having the power to unilaterally wire funds from a Client’s account;

•                  Holding any Client’s funds or securities in TIM’s name at any financial institution;

•                  Physically holding Client funds or securities;

•                  Having general power of attorney over a Client’s account;

•                  Holding Client funds or securities through an affiliate of TIM where TIM or its employees or officers have access to Client assets or securities;

•                  Acting as trustee or executor for any Client trust or estate;

Clients may pay for securities or other investments only by making payments to the appropriate financial institution. TIM will not accept any form of payment for securities purchased for a Client’s account from a Client, even if a Client merely requests that TIM forward a check or other form of payment to another financial institution. Employees should direct Clients to make such payments directly to the applicable financial institution. In the event that any Employee receives Client funds or securities, the employee must immediately notify a Compliance Officer.

Responsibilities

Designated Compliance Officer Functions

A designated compliance officer will be responsible for ensuring that all Employees are aware of the practices and prohibitions contained in the above Procedures section; maintaining a record of any instances where TIM may have Custody of Client funds or securities, except as approved in this Policy; and for making any required disclosures in its Form ADV as provided for in this Policy.

Director of Separate Accounts Functions

The Director of Separate Accounts is responsible for the implementation and monitoring of this Policy with regard to the authority to issue instructions to a custodian to withdraw investment advisory fees.

Director of Institutional Operations Functions

The Director of Institutional Operations is responsible for the implementation and monitoring of this Policy with regard to Private Fund Clients.

Disclosures

TIM will disclose in its Form ADV if it holds Client funds or securities, provided that TIM will not have to indicate in its Form ADV that it holds Client funds or securities solely based on the fact that TIM has the authority to issue instructions to a custodian to withdraw investment advisory fees.

Books and Records

The Designated Compliance Officer will be responsible for maintaining the following records:

•                 any instances where TIM gains Custody of Client funds or securities, except as approved in this Policy.

The Director of Institutional Operations will be responsible for maintaining the following records for Private Fund Clients and the Director of Separate Accounts will be responsible for maintaining the following records for all other Clients for which TIM has Custody:

•                 A record showing all purchases, sales, receipts, and deliveries of securities (including certificate numbers) and all other debits and credits to the account;

•                 A separate ledger account showing all purchases, sales, receipts and deliveries of securities, the date and price of each purchase and sale, and all debits and credits;

•                 Copies of, or online access to, confirmations of all transactions effected by or for the account;

•                 A record for each security in which the account has a position, which shows the name of the Client having any interest in such security, the amount or interest of the Client, and the location of the security.

All records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year in which the last entry was made on such record. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

THORNBURG INVESTMENT TRUST

THORNBURG SECURITIES CORPORATION

Document Retention and Destruction Policy

March 2010

Policy

Thornburg Investment Trust (the “Trust”) is an investment company registered with the Securities and Exchange Commission (“SEC”) pursuant to the Investment Company Act of 1940, as amended (“Investment Company Act”). The Trust offers a multiple fund series (the “Funds”) . The Trust is thereby subject to the recordkeeping provisions, Rules 31a-1 and 31a-2, of the Investment Company Act (the “Investment Company Act Recordkeeping Rules”).

Thornburg Investment Management, Inc. (“TIM”) is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). TIM serves as the investment adviser to the Funds. TIM is subject to the recordkeeping provision, Rule 204-2, of the Advisers Act (the “Advisers Act Recordkeeping Rules”). In addition, TIM is subject to the Investment Company Act Recordkeeping Rules.

Thornburg Securities Corp. (“TSC”) is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 (“Exchange Act”). TSC is a member of the Financial Industry Regulatory Authority (“FINRA”) and a member of the Municipal Securities Rulemaking Board (“MSRB”) and the Securities Investor Protection Corporation (“SIPC”). TSC serves as the underwriter and distributor for the Funds. In addition, TSC is an introducing broker/dealer to a small number of retail brokerage accounts. TSC is subject to the recordkeeping provisions, Rules 17a-3 and 17a-4, of the Exchange Act (the “Exchange Act Recordkeeping Rules”) and various FINRA and MSRB rules.

The various rules addressed above (collectively, the “Recordkeeping Rules”) describe the records required to be maintained and the manner, location, and time period for which they should be maintained and preserved.

The Trust, TIM and TSC (collectively, the “Companies”, individually, a “Company”) are committed to full compliance with all applicable Recordkeeping Rules and requirements.

It is the policy of each Company to make, maintain, and preserve true, accurate and current books and records, and other required documents relating to its business. The Companies each have individually adopted this policy.

Procedures

Creation of Records

Employees are expected to create true and accurate records relating to the Companies’ respective businesses. Supervisors are responsible for monitoring the activities of those employees placed under their supervision. Supervisors should periodically review records created within their department to ensure they are created properly.

Identifying Records to Preserve

There are generally two types of documents that are retained: required records and non-required records. Required records are those business documents which contain the specific information, identified in the Recordkeeping Rules, which are required to be maintained and preserved. Non-required records are business documents that have some other type of value to the organization such as fiscal, operational and/or historic value.

The Recordkeeping Rules broadly describe a required record as a document relating to the investment company’s, investment adviser’s, or broker/dealer’s business and give general descriptions of the records that are required to be preserved. The determining factor which makes a document a required record is the content of that document. Every employee is responsible for assessing the documents or set of data created within or received by their department in order to identify those that would be considered a required record under the Recordkeeping Rules and those that would be considered a non-required record. In addition, each employee is responsible for ensuring that those records identified as required, are preserved and maintained in accordance with this policy and the applicable Recordkeeping Rules. Employees are encouraged to seek guidance from their supervisor or consult a Compliance Officer when they are unsure of a document’s status of required or non-required.

Location

The Recordkeeping Rules provide general guidance for the location requirements for required records. Generally the Recordkeeping Rules state that records be retained “in an easily accessible place”, “onsite”, or “offsite”. Pursuant to the Recordkeeping Rules, each Company must “provide promptly” any required record to regulators, and although the “promptly” standard imposes no specific time limit, regulators generally expect records to be provided within 24 hours of the request. Therefore, whether the records are stored “onsite” at the Companies’ main office location, “offsite” at an alternate location, or with a third party or intermediary they must be easily accessible and available within 24 hours.

Retention Period

The Recordkeeping Rules provide specific information regarding the length of time the required record must be preserved and maintained. Generally, investment companies are required to preserve records for six years, investment advisers are required to preserve records for five years, and broker/dealers are required to preserve records for three years. However, some records, such as organizational documents, are required to be kept permanently. In addition, there are various time frames for certain other required records.

Employees must be aware that due to the different time frames for the different Companies, a record of one Company that is integrated with the record of another Company must be kept for the longest required time period even though separately it may be subject to a shorter required time period.

Allowable Storage Methods

Investment companies, advisers and broker/dealers are permitted maintain required records in paper format or electronically, even if the records were originally created or received in paper format.

The1940 Act Recordkeeping Rules, the Advisers Act Recordkeeping Rules, and the Exchange Act Recordkeeping Rules identify the following electronic storage as allowable:

•                 “micrographic media” — microfilm, microfiche, or any similar medium; or

•                 “electronic storage media” — which is any digital storage medium or system.

However, for broker/dealers the Exchange Act Recordkeeping Rules add the following requirements:

•                 The electronic storage must preserve the records exclusively in a non-rewriteable, non-erasable format otherwise known as “write once, read many” or “WORM”;

•                 The electronic storage must verify automatically the quality and accuracy of the storage media recording process;

•                 The electronic storage must serialize the original and, if applicable, duplicate units of storage media, and time-date for the required period of retention the information placed on such electronic storage media; and

•                 The electronic storage must have the capacity to readily download indexes and records preserved on the electronic storage media to any medium acceptable.

In practice, TIM, TIT and TSC maintain required records in either paper or electronic storage or a combination of both. The IT Director is responsible for determining that the electronic storage type utilized by each of the Companies meets the requirements of the Recordkeeping Rules and this Policy. Each department supervisor is responsible for the maintenance of required records that are stored in paper format within their department, offsite locations and/or by a third party or intermediary.

In accordance with the separately adopted Internal Confidentiality and Privacy Protection Policy, the Companies limit access to required records kept onsite, whether maintained in paper format or via electronic media, to authorized personnel via the use of locked files, password protection, web server technologies and other techniques to protect the stored records from unauthorized alteration or use. In addition, the Companies have implemented access restrictions at off-site locations containing required records, such as buildings, computer facilities, and records storage facilities including, controls to authenticate and grant access only to authorized individuals.

Records Solely Kept in Electronic Format

There are additional requirements outlined in the Recordkeeping Rules specific to utilizing electronic storage media as the sole method of storage or the sole source of the required record.

The1940 Act Recordkeeping Rules and the Advisers Act Recordkeeping Rules require investment companies and advisers who utilize electronic storage media to:

•                 Arrange and index the records in a way that permits easy location, access, and retrieval of any particular record;

•                 Provide promptly (read 24 hours) to regulators either a legible, true, and complete copy of the record in the medium and format in which it is stored; a legible, true, and complete printout of the record; and/or the means to access, view, and print the records;

•                 Maintain and preserve the records, so as to reasonably safeguard them from loss, alteration, or destruction;

•                 Limit access to the records to properly authorized personnel and any regulatory body as appropriate;

•                 Reasonably ensure that any reproduction of a non-electric original record on electronic media is complete, true and legible when retrieved.

•                 Ensure that an electronic record, especially an electronic record of a non-electronic original record, is a true and complete copy of the record and that it has not been altered in any way. Funds and advisers are also required to separately store, for the required time frame of preservation of the original record, a duplicate paper or electronic copy of the record.

The Exchange Act Recordkeeping Rules require broker/dealers who utilize electronic storage media to:

•                 Notify FINRA prior to employing electronic storage media. If employing any electronic storage media other than optical disk technology (CD-ROM), the broker/dealer must notify FINRA at least 90 days prior to its use.

•                 Must file with the notification to FINRA its own representation, or one from a storage vendor or other third party with appropriate expertise, that the selected storage media meets the standards mentioned above;

•                 At all times have available for examination by a regulator and provide the facilities and/or means for immediate, easily readable projection or production of the electronic record images;

•                 At all times have the ability to provide any enlargement which a regulator may request;

•                 Organize and index accurately all information maintained on both original and any duplicate storage media, have such indexes available for examination by a regulator. An index must be preserved for the same length of time as the required record;

•                 Have in place an audit system providing for accountability regarding inputting of records required to be maintained and imputing of any changes made to every original and duplicate record maintained. The broker/dealer must be able to have the results of such audit system available for examination by the regulator. The audit results must be preserved for the same length of time as the required record;

•                 Maintain and keep current, and provide promptly upon request by a regulator, all information necessary to access records and indexes stored on electronic media; or place in escrow and keep current a copy of the physical and logical file format of the electronic storage media, the field format of all different information types written on the electronic storage media, the source code, together with the appropriate documentation and information necessary to access records and indexes;

•                 To ensure that an electronic record is a true and complete copy of the original record and that it has not been altered in any way, the broker/dealer must store a duplicate copy of the record on any medium. The broker/dealer must also duplicate each index. The duplicate copies of the records and index must be stored separately from the originals and for the same length of time as the required record;

•                 In addition, b/d’s exclusively using electronic storage media for some or all of its records must employ at least one third party who has access to and the ability to download information from the b/d’s electronic storage media to any acceptable medium. Along with the representation mentioned above, the b/d must file a certification signed by the third party.

For those broker/dealer records preserved and maintained exclusively using electronic storage media, TSC has engaged a third party and has provided the third party with access to and the ability to download the information stored in electronic media as required. As required, a Designated Compliance Officer has electronically filed the notification, representation and third party certification with FINRA The Designated Compliance Officer is responsible for providing to FINRA any updates to the required notifications, representations and certifications..

Internal Control Document

A separately adopted Books and Records Matrix will serve as the internal control document for books and records retention and will serve as the document destruction schedule. This matrix is a master list of each Company’s required records, the required retention period, the actual retention period, the department or individual responsible, the type of storage medium, the location of the record, and any important notes relating to the record(s). Each required record(s) are mapped to the corresponding Recordkeeping Rule or to the Policy adopted individually or collectively by the Companies.

Each Books and Records Officer is responsible for notifying the Compliance Department if there are any updates, additions, and/or deletions to the matrix. Books and Records Officers are encouraged to seek guidance from their supervisor or consult a Compliance Officer when they are unsure of a document’s status with regard to the Books and Records Matrix.

Books and Records Officers

Each department supervisor will designate an individual or multiple individuals to serve as the Books and Records Officer. The Books and Records Officer will be the point person for the department for all issues related to document retention and destruction.

Document Retention and Destruction Committee Formation and Function

The Document Retention and Destruction Committee will consist of each Department’s Books and Records Officer and a Compliance Officer designated by the Chief Compliance Officer of TIM and the Trust. Members of the committee shall serve indefinitely, subject to replacement by their supervisor, resignation, or termination of the member’s employment.

The Document Retention and Destruction Committee will meet as needed, but no less than annually, to review the policy, the Books and Records Matrix and any other items related to document retention and destruction.

Retrieving Records

At any time, in a timely manner, the Companies must be able to provide to regulators or for litigation a legible, true, accurate, and complete copy of any required record in the medium and format in which it is stored, a printout of the record, and/or the means to access, view, and print the record.

Employees are prohibited from altering stored required records. Supervisors are responsible for monitoring the activities of those employees placed under their supervision. As stated above, procedures have been implemented to limit access to required records kept onsite or offsite, whether maintained in paper format or via electronic media, to authorized personnel via the use of locked files, password protection, web server technologies and other techniques to protect the stored records from unauthorized alteration or use.

Document Destruction/Proper Disposal of Records

The Companies will take reasonable measures to protect against unauthorized, unintentional, and/or untimely destruction of required records and ensure that records, especially records that contain customer data, are properly disposed of. Such measures include, but are not limited to, implementing document destruction procedures, limiting access to stored records to authorized persons, implementing Legal Holds (described in detail below), and ensuring that any intermediary or third party that the Companies enter into contract with have established adequate policies and procedures for document destruction and disposal.

As a policy, employees are prohibited from destroying required records prior to the conclusion of the required retention period. To avoid the inadvertent, unintentional, and/or untimely disposing of a required record, employees should consult the Books and Records Matrix retention/destruction schedule. The employee must also make certain that a Legal Hold (described below) has not been issued for the particular document.

All diskettes, computer drives, tapes, CD’s, DVD’s or other forms of electronic documents should be delivered to the Director of Information Technology for destruction. All paper documents should be shredded, except for those delivered to an approved document destruction service.

Use of Intermediaries or Third Party Records Storage Facilities

Each Company may enter into arrangements with intermediaries such as a transfer agent, custodian or other financial service provider and/or a third party records storage facility under which the intermediary or third party accepts the delegation to maintain the records on their behalf and acknowledges that such records are the property of the Company and such records will be surrendered promptly upon request. In addition, the Company shall obtain an undertaking from the intermediary or third party to provide the record promptly upon request so that Company may comply with its requirements to produce records under the recordkeeping rules. The Contracts Officer is responsible for reviewing all agreements prior to execution by a Company.

Prior to entering into an agreement with an intermediary or third party, the applicable Department Supervisor will determine the appropriateness of outsourcing the activity. The analysis will include but is not limited to the impact on the Company’s ability to provide adequate services to its customers; the impact on the Company’s ability to conform to current regulatory requirements and changes in requirements; and the potential financial, reputation, and operational impact if the third party service provider fails to perform the activity. The Compliance Department will provide any assistance needed for the analysis.

In addition to the analysis, the department supervisor or their designee, who is responsible for performing the activity or function, will perform a due diligence analysis of the intermediary or third party service provider to determine if they are capable of performing the outsourced activity and that their procedures meet applicable regulatory requirements. A record of such due diligence analysis shall be maintained by the department supervisor. Once the intermediary or third party service provider is engaged, it is the supervisor’s responsibility to oversee, supervise, and monitor the service provider’s performance of the outsourced activities and functions. A due diligence analysis will be performed no less than annually by the department supervisor, or their designee, to assess the service provider’s continued fitness and ability to perform the outsourced activities and functions.

Legal Hold

In certain circumstances, the Companies collectively or individually may determine to suspend the standard document retention policies, practices or procedures that might result in the inadvertent destruction of relevant documents (“Legal Hold”). These circumstances may include, but are not limited to: commencement of a routine examination by a regulatory body, a commencement of a formal investigation by a regulatory body, sweep examinations by a regulatory body, or an issuance of a subpoena or formal order for records.

When an event arises requiring a Legal Hold, the Chief Compliance Officer of TIM and the Trust, the Chief Compliance Officer of TSC, or a compliance officer designated by either of the Chief Compliance Officers (“Designated Compliance Officer”) will disseminate a written preservation memorandum to all members of the Document Retention and Destruction Committee and to all employees to implement the Legal Hold. If necessary, the written preservation memorandum will also be sent to any third party service provider that has records management responsibilities. It will be the responsibility of the members of the Document Retention and Destruction Committee to ensure that personnel within their respective departments adhere to the preservation memorandum’s instructions. If applicable, such as a lengthy examination or investigation or if new issues arise, the preservation memorandums will be re-issued. At the conclusion of such an event, a notice will be sent by either one of the CCO’s or a Designated Compliance Officer, lifting the Legal Hold and instructing employees to resume normal books and records policies and practices.

The written preservation memorandum, at minimum, shall include the following information:

•                 Basic information regarding the reason behind the issuance of the memorandum;

•                 Instructions to cease established document destruction procedures;

•                 Clearly state that records and/or documents must be retained;

•                 If known, detail the specific records and/or documents or the particular category of records and/or documents that must be retained;

•                 Give clear guidelines for retaining and retrieving such information; and

•              Identify a contact person for the case.

Other information may be provided as necessary.

Annual Review

Pursuant to the review requirements of NASD Rule 3012, Rule 206(4)-7 under the Advisers Act, and Rule 38a-1 under the Investment Company Act, a Designated Compliance Officer will conduct a periodic review, no less often than annually, of the document retention and destruction policy and procedures including the review of all electronic retention systems to determine if they are adequate to preserve the Companies’ books and records as required.

If it is discovered that the Companies collectively or individually have failed to keep the required books and records current the Designated Compliance Officer will promptly notify the department supervisor responsible for the maintenance of the required record. In addition, with regard to TSC required records, the Designated Compliance Officer will immediately notify the President of TSC and Chief Compliance Officer of TSC. The Chief Compliance Officer of TSC or a Designated Compliance Officer will electronically file the required notice via the FINRA notification system the same day the deficiency is discovered. In addition, the Chief Compliance Officer of TSC or Designated Compliance Officer will electronically file a report via the FINRA notification to provide information of the steps being taken to correct the deficiency.

In accordance with Rule 38a-1 under the Investment Company Act of 1940, the Chief Compliance Officer of TIM and the Trust shall provide a written report to the Board of Trustees of the Trust at least annually. The report shall: (i) describe any issues arising under this Policy since the last report, including, but not limited to, any material violations of this Policy and any sanctions imposed; and (ii) certify that the Trust, TIM, and TSC have each adopted procedures reasonably necessary to prevent violations of this Policy.

In accordance with the annual review and reporting requirements of FINRA Rule 3130 and NASD Rule 3012, the Chief Compliance Officer of TSC will include any findings, significant events or recommendations in the annual report provided to the President of TSC.

Sanctions

The Companies may impose such sanctions as it deems appropriate for failure to follow the procedures set forth in this Policy including, but not limited to, a verbal warning, a written warning, a letter of censure, fine, suspension and/or termination of the violator’s employment.

Required Records

In addition to the required books and records indicated on the Books and Records Matrix, the Compliance Department will be responsible for maintaining the following records associated with this policy:

•                 Copies of each version of the Policy;

•                 Copies of each version of the Books and Records Matrix;

•                 Records documenting the Annual Review;

•                 Notifications filed with FINRA;

•                 Any sanctions imposed for violations of the policy; and

•                 Document Retention and Destruction Committee meeting schedule, agendas and list of members.

The above mentioned records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year in which the document was created. The first two years the items will be stored in the Companies’ principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

ERISA Policy

March 2010

Policy Objective

Thornburg Investment Management, Inc. (“TIM”) may act as an investment manager for advisory clients which are governed by the Employment Retirement Income Security Act of 1974 (“ERISA”), hereinafter referred to as “ERISA Investment Clients”. TIM is considered a Qualified Professional Asset Manager within the meaning of PTE 84-14. This Policy has been adopted with the objective of ensuring that TIM advisory services to ERISA Investment Clients will comply with the requirements set forth in ERISA.

When providing investment advisory services to an ERISA Investment Client, TIM will:

•                  Act solely in the interest of the ERISA plan and its participants and beneficiaries as required under ERISA §404(a)(1);

•                  Discharge its duties for the exclusive purpose of providing benefits and defraying reasonable expense of plan administration as required under ERISA §404(a)(1)(A);

•                  Discharge its duties prudently, with the care, skill, prudence and diligence under the circumstances that a prudent person acting in a like capacity and familiar with such matters, would use in the conduct of a like enterprise with like aims as required under ERISA §404(a)(1)(B) and 29 C.F.R. §2550.404a-1;

•                  Diversify plan assets so as to prevent the risk of large losses unless it is clearly prudent not do so as required under ERISA §404(a)(1)(C);

•                  Discharge its duties in accordance with the documents and instruments governing the plan as required under ERISA §404(a)(1)(D) unless it would be inconsistent with the requirements of ERISA to do so;

•                  Not refuse to take proxy voting responsibility when plan documents do not reserve that responsibility for the plan trustees or other parties

•                  Maintain ERISA bonding in accordance with ERISA §412.

Prohibited Transactions

In providing investment advisory services to ERISA Investment Clients, TIM will not engage in any Prohibit Transactions as that is defined in ERISA §406(a), unless subject to a Department of Labor exemption. For the purposes of this Policy, a Prohibited Transaction includes:

•                  Any sale, exchange or leasing of property between a plan and a Party in Interest;

•                  Any loan or other extension of credit between a plan and a Party in Interest;

•                  Any furnishing of goods, services or facilities between a plan and a Party in Interest;

•                  Any transfer of plan assets to, or use of plan assets by or for the benefit of, a Party in Interest;

•                  Dealing with plan assets in TIM’s own interest or for TIM’s own account;

•                  Act in a transaction involving a plan on behalf of a party, or represent a party whose interest are adverse to the plan;

•                  Receive any consideration for TIM’s personal account from a person dealing with the plan in connection with a transaction involving the assets of the plan;

For the purposes of this Policy, a Party in Interest shall mean: (i) a fiduciary of the plan; (ii) any person providing services to a plan; (iii) any employer any of whose employees are participant in the plan; (iv) any employee organization any of whose members are participants in the plan; and (v) any person affiliated with anyone in the four categories above. However, TIM may act in accordance with exemptions authorized by the Department of Labor, including the “QPAM exemption”, which allows TIM to engage in transactions with Parties in Interest under certain conditions.

Procedure

The Director of Separate Accounts, as it relates to private accounts, and the Director of Institutional Operations, as it relates to institutional accounts and private funds, should have an ongoing awareness of ERISA Investment Client’s written investment policy statement/guidelines. In accordance with TIM’s Portfolio Management Policy, they will be responsible for conducting periodic reviews of ERISA Investment Client investments and portfolio, including any ERISA Investment Client’s written investment policy statement/guidelines. In addition, these individuals will be responsible for monitoring any cross-transactions involving ERISA Investment Clients to ensure that they meet the guidelines set forth in TIM’s Policy on Cross-Trading.

The Proxy Voting Coordinator is responsible for overseeing that any proxy voting functions are properly met and that ERISA Investment Client’s proxies are voted in the best interests of the plan participants in accordance with TIM’s Policy on Proxy Voting.

The Contracts Officer will maintain and renew on a periodic basis any ERISA bonding that may be required.

Recordkeeping Requirements

The Compliance Department will be responsible for maintaining the following records:

•                  Copies of ERISA bonding.

The Director of Separate Accounts will be responsible for maintaining the following records:

•                  List of ERISA Investment Clients that are private accounts.

The Director of Institutional Operations will be responsible for maintaining the following records:

•                  List of ERISA Investment Clients that are institutional accounts or private funds.

All records shall be maintained and preserved in an easily accessible place for a period of not less than five years. For the first two years these items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

THORNBURG INVESTMENT TRUST

THORNBURG SECURITIES CORPORATION

Policy on Insider Trading

March 2010

Policy Objectives

Honesty and integrity are hallmarks of Thornburg Investment Management, Inc. (“TIM”), Thornburg Investment Trust (“Trust”), and Thornburg Securities Corporation (“TSC”)(collectively, the “Companies”). This Policy has been adopted by each of the Companies with the objectives of promoting awareness of what is prohibited conduct and preventing any officer, director, or employee of the Companies (“Employee”) from using Material Nonpublic Information in violation of the law.

This Policy applies to every Employee and extends to activities within and outside their duties with the Companies. Every Employee must read this Policy and comply with its requirements. Any questions regarding this Policy should be referred to TIM’s Chief Compliance Officer (“Chief Compliance Officer”).

Prohibition on Insider Trading

The Companies forbid any Employee acting within or outside his or her duties for the Companies from:

1.           Trading as an Insider, either personally or on behalf of a client’s account, while in possession of Material Nonpublic Information;

2.           Trading as a Non-Insider, either personally or on behalf of a client’s account, while in the possession of Material Nonpublic Information where the information was disclosed to the non-Insider in violation of an Insider’s duty to keep it confidential or was misappropriated; and

3.           Communicating Material Non-Public Information to others.

Insider

Generally, an Insider includes officers, directors, and employees of an issuer. However, the definition of an Insider is not limited to these persons. An Insider may also include a person with access, either directly or indirectly, to information intended only for a corporate purpose and not for the personal benefit of anyone and obtained through a relationship that implies a duty to protect the confidence of the issuer. Examples include, among others, information obtained from: attorneys, accountants, consultants, bank lending officers and the employees of such organizations. Also, Employees may be considered an Insider of an issuer that TIM advises or for which it performs other services.

Material Non-Public Information

Information is Non-Public if it has not been effectively communicated to the general public. By way of example, information found in regulatory reports or official statements or appearing in Dow Jones, Reuters, Economic Services, the Wall Street Journal, or other print or electronic publications of general circulation would be considered public. Information is Material if there is a substantial likelihood that it might affect the value of a company’s securities, the probable future of a company, or the desire of investors to buy, sell, or hold a company’s securities. Examples of Material Information include, but are not limited to:

•                  advance knowledge of refundings;

•                  advance knowledge of budgetary surpluses or shortfalls;

•                  advance knowledge of imminent defaults or resumptions of payments;

•                  earnings estimates or changes in previously released earnings estimates;

•                  merger or acquisition proposals or agreements;

•                  major litigation;

•                  liquidation problems; and

•                  extraordinary management developments.

It is important to note that Material Non-Public Information does not have to relate to a specific company’s business or financial operations. For example, advance knowledge about the contents of a forthcoming newspaper column that is expected to affect the market price of a security is deemed to be Material Non-Public Information.

Administration and Enforcement of the Policy

If you believe that you may possess Material Non-Public Information or have any question as to whether you possess Material Non-Public Information relating to an issuer, contact the Chief Compliance Officer, or in the Chief Compliance Officers absence another Compliance Officer, before trading in the securities of that issuer or communicating the information to anyone, including other persons within the Companies.

The Companies have adopted a Policy on Personal Securities Transactions, which all Employees must review. The Chief Compliance Officer will designate a Compliance Officer to serve as the filing and review officer under that policy. The filing and review officer will be responsible for monitoring the personal securities transactions and trading patterns of Employees through the review of the required reports filed pursuant to the Policy on Personal Securities Transactions and the review of duplicate confirmations and periodic account statements received. The Chief Compliance Officer will review the personal securities transactions of and required reports filed by the filing and review officer.

The Chief Compliance Officer, or another Compliance Officer designated by the Chief Compliance Officer, will periodically review trading patterns and transactions effected by TIM on behalf of its client accounts for any violations of this Policy.

Upon being informed that the Companies or an Employee possess Material Non-Public Information relating to a security or its issuer, the Chief Compliance Officer or another Compliance Officer, will add the security to the “Prohibited Securities List” in accordance with the Policy on Personal Securities Transactions. The Chief Compliance Officer or another Compliance Officer will also restrict TIM from effecting a transaction in the security or its issuer on behalf of its client accounts in accordance with the internal procedures developed under the Portfolio Management Policy. The security or issuer will remain on the Prohibited List and restricted from transactions in client accounts until the information is no longer Material Non-Public Information.

Certification

Upon hire, the Policy will be reviewed with every employee of TIM, TSC, or the Trust (“Employees”) and Employees must certify in writing no later than 30 days after receipt of the Manual, which includes this Policy, that they have read and understand all provisions, and agree to comply with the applicable terms of the Manual and this Policy. A Designated Compliance Officer will notify all Employees of any amendments to this Policy. Each year, a Designated Compliance Officer will conduct an annual meeting with all TIM and TSC employees to review the Policy and will require all TIM and TSC employees to annually certify that (i) they have read, understood and complied with this Policy, (ii) they have made all of the reports required by the Policy and (iii) they have not engaged in any conduct prohibited by the Policy.

Reporting Violations

All Employees are required to promptly report any actual, apparent or suspected violations of the Policy to Chief Compliance Officer, or in the Chief Compliance Officer’s absence, another Compliance Officer. If the Chief Compliance Officer or another Compliance Officer is not available, the individual should report the violation to their immediate supervisor who is then responsible for reporting it to the Chief Compliance Officer. All reports will be treated confidentially to the extent permitted by law and investigated promptly.

Sanctions

Upon discovering a violation of this Policy, the Companies may impose such sanctions as it deems appropriate, including but not limited to, a letter of censure, fine, suspension or termination of the violator’s employment.

Reporting to Company President and Board

In accordance with Rule 38a-1 under the Investment Company Act of 1940, the Chief Compliance Officer shall provide a written report to the Board of Trustees of the Trust at least annually. The report shall: (i) describe any issues arising under this Policy since the last report, including, but not limited to, any material violations of this Policy and any sanctions imposed; (ii) certify that the Trust, TIM, and TSC have each adopted procedures reasonably necessary to prevent violations of this Policy.

The Chief Compliance Officer shall also periodically report to the President of TIM and TSC regarding any issues that arise under this Policy with respect to Material Non-Public Information possessed by those Companies or their Employees.

Books and Records

The Compliance Department will be responsible for maintaining the following records:

•                  A copy of each version of this Policy that has been in effect at any given time;

•                  A record of any violations of this Policy, written violation reports and any actions taken as a result of the violation;

•                  Copies of reports made to the Board of Trustees of the Trust, and to the President of TIM and/or TSC;

•                  Signed annual certification forms.

The Human Resources Department will be responsible for maintaining the following record:

•                  Signed initial certification forms.

All records shall be maintained and preserved in an easily accessible place for a period of not less than five years. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT, INC.

THORNBURG INVESTMENT TRUST

THORNBURG SECURITIES CORPORATION

Internal Confidentiality and Privacy Protection

March 2010

Policy Objectives

Thornburg Investment Management, Inc. (“TIM”), Thornburg Investment Trust (“Trust”), and Thornburg Securities Corporation (“TSC”), (together the “Companies”), are each committed to preserving the confidentiality of the Personal Information it receives from Customers. On occasion, it may not be clear who is a Customer, or whether or not information about a person is considered Personal Information for purposes of this Policy. In any case where a third party requests Personal Information or you believe Personal Information is to be provided to a third party, but the delivery of that Personal Information is not clearly authorized under this Policy, you should contact the Compliance Department for clarification. A good rule of thumb is: if you have access to client or shareholder information, protect it.

This Policy has been adopted with the objectives of:

1.               Protecting the security and confidentiality of Customer records and information;

2.               Protecting against any anticipated threats or hazards to the security or integrity of Customer records and information; and

3.               Protecting against unauthorized access to or use of Customer records or information that could result in substantial harm or inconvenience to any Customer.

This Policy is intended to constitute each of the Companies’ policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information as required under Securities and Exchange Commission Rule 30 of Regulation S -P. This Policy, together with procedures that have been adopted by the Trust’s transfer agent, Boston Financial Data Services, Inc. (“BFDS”), is also intended to constitute the Companies’ written identity theft prevention program in accordance with Section 114 of the Federal Trade Commission’s Fair and Accurate Transactions Act of 2003 (the “Red Flags Rule”).

Customers

Generally, a Customer is a person, or that person’s legal representative, who obtains or has obtained a financial product or service from one the Companies.

Customers of the Trust: An individual is a customer of the Trust if he or she is, or has been, the record owner of shares issued by a mutual fund of the Trust. A person who submits an application form, but does not become a shareholder, is considered a Customer of the Trust for purposes of this Policy. A person that only provides his or her name, address, and general investment interests in connection with a request for a prospectus is not considered a Customer of the Trust. An individual shareholder that is not the record owner, but rather he or she holds mutual fund shares through an intermediary in street name, is not considered a Customer of the Trust.

Customers of TSC: An individual is a Customer of TSC if TSC effects or engages in securities transactions for the individual, even if it does not hold any assets of the individual. This includes all individuals for whom TSC maintains a brokerage account. Shareholders of the Trust may be considered customers of TSC if TSC regularly effects or engages in securities transactions with or for the shareholder, even if the shareholder’s accounts are maintained on the records of the Trust’s transfer agent.

Customers of TIM: A person is a Customer of TIM if they have entered into an advisory contract with TIM. A current or former client for which TIM has discretionary authority over the management of the client’s account is a Customer of TIM, even without an advisory contract between TIM and the client. A person that only provides his or her name, address, and general investment interests in connection with a request for TIM’s ADV Part II is not a Customer of TIM. A person is not a Customer of TIM solely based on the fact that he or she is a shareholder of a mutual fund for which TIM acts as advisor.

Personal Information

Personal Information means:

1.               Any information that is not publicly available: (a) that a Customer provides to the Companies to obtain a financial product or service from the Companies; (b) about a Customer resulting from any transaction involving a financial product or service between the Companies and a Customer; or (c) that the Companies otherwise obtain about a Customer in connection with providing a financial product or service to that Customer.

2.               Any list, description, or other grouping of Customers (and publicly available information pertaining to them) that is derived using any of the information described in section 1 above and that is not publicly available information.

Examples of a Customer’s Personal Information include, but are not limited to:

•                  Name

•                  Address

•                  Telephone number

•                  Facsimile number

•                  E-mail address

•                  Social Security number

•                  Tax Identification number

•                  Account information

•                  Information about family members

•                  Information concerning income, assets, debts

•                  Information respecting investment objectives and preferences

•                  Account numbers at other financial institutions

•                  Information identifying or relating to the Customer’s relationships at other financial institutions

•                  The fact that the individual is a Customer of the Companies

•                  Information that the Companies collect through an Internet “cookie”

Personal Information Received Through an Intermediary

Nonpublic shareholder information that the Companies receive from a financial intermediary pursuant to a written agreement entered into under Rule 22c-2 of the Investment Company Act of 1940 shall be considered Customer Personal Information for purposes of this Policy.

Privacy Notices

Except as noted below, each Company shall provide to each of its Customers that has established a continuing relationship with one of the Companies a clear and conspicuous privacy notice that accurately reflects the Company’s privacy policies and practices. The privacy notice will be provided to Customers no later than the time at which the Customer relationship is established. Certain exceptions to this requirement may be permitted by applicable law. A Compliance Officer must approve any initial deliveries of the privacy notice other than at or before the time at which the Customer relationship is established.

Each Company shall provide a clear and conspicuous privacy notice to each of its Customers that has not established a continuing relationship with one of the Companies prior to the Company disclosing any of the Customers Personal Information to a nonaffiliated third party, unless the disclosure is made for one of the purposes described below under the section entitled “Limits on Disclosure to Third Parties.”

The privacy notice will also be provided to Customers that have established a continuing relationship with one of the Companies at least once in any twelve (12) months during which the Customer relationship exists. The Companies will provide an updated privacy notice to Customers if the Companies’ privacy policies or practices change. Privacy notices will be delivered in such a manner that each Customer can reasonably be expected to receive actual notice in writing or, if the Customer agrees, electronically.

NOTE: Privacy notices need not be provided to Customers that are not individuals or an individual’s legal representative. Privacy notices also do not need to be provided to individuals about whom the Companies only receive Personal Information pursuant to a written agreement entered into under Rule 22c-2 of the Investment Company Act of 1940.

Contents of the Privacy Notice

The privacy notice will include:

•                  The categories of nonpublic personal information that the Companies collect;

•                  The categories of nonpublic personal information that the Companies disclose;

•                  The categories of affiliates and nonaffiliated third-parties to which the Companies disclose nonpublic personal information;

•                  The types of services involved when disclosing personal information to joint-marketers;

•                  A general description of the Companies’ policies concerning who is authorized to have access to the nonpublic personal information and stating that the Companies have security practices and procedures in place to ensure the confidentiality of the information in accordance with its policies.

•                  A statement that the Companies do not disclose nonpublic personal information about Customers or former Customers to any unrelated party, except as permitted by law.

Continuing Relationship with a Customer

For the purposes of this Policy, a Customer has established a continuing relationship with one of the Companies if:

•                  The Customer has a brokerage account with TSC, or if the account is transferred to TSC from another broker-dealer;

•                  The Customer has an investment advisory contract with TIM or is being provided investment advisory services from TIM pursuant to an investment management agreement with an intermediary; or

•                  The Customer is the record owner of shares of the Trust.

Responsibility for Delivering Privacy Notices

The Director of Separate Accounts is responsible for arranging for the transmission of privacy notices to Customers of TIM in accordance with this Policy

The Mutual Fund Operations Supervisor is responsible for arranging for the transmission of privacy notices to Customers of the Trust in accordance with this Policy.

TSC’s Chief Compliance Officer is responsible for arranging for the transmission of privacy notices to Customers of TSC in accordance with this Policy.

Disclosure of Personal Information

Disclosure of Personal Information to the Customer and Telephonic Transactions

The Companies may share a Customer’s Personal Information with the Customer, but it is necessary in all cases to confirm that the information is actually being requested by the Customer and that the information is being transmitted to the correct location for that Customer. If you receive a telephone call from a person purporting to be a Customer, you should request the following information (or such other information as may be specified from time to time by your supervisor(s)) before discussing any matter which may involve Personal Information:

•                  Name;

•                  Address;

•                  Account Number; and

•                  Social Security Number or Taxpayer Identification Number (or a portion of such numbers, if specified by your supervisor)

Personal Information may not be delivered or discussed with persons identifying themselves as relatives or representatives of the Customer, including, but not limited to, an official of the Customer, a broker-dealer acting on behalf of a Customer, or the lawyer or personal representative of an incapacitated or deceased Customer, unless our account information shows that the person is authorized to act on behalf of the Customer. In any case where an unidentified person requests Personal Information in writing, over the telephone, by e-mail, or in any other way, you should request the person’s name, address, telephone number and relationship to the Customer and inform a Compliance Officer of the request.

If a Customer or his authorized representative calls seeking to redeem all or a portion of the shares in the Customer’s account, you should, in addition to confirming the identity of the Customer, take the following steps before processing the telephonic redemption:

•                  Confirm that the Customer has completed the telephone redemption section of his account application (even if the Customer has not completed this portion of his account application, you may still accept the redemption request; provided that (i)

your supervisor has approved the request and (ii) the dollar amount which the Customer is seeking to redeem is $25,000.00 or less);

•                  Verify the dollar or share amount to be redeemed;

•                  Verify the caller’s telephone number; and

•                  Verify the mailing address of bank account to which the redemption proceeds are to be sent.

If the Customer or his authorized representative asks that the redemption proceeds be delivered somewhere other than the mailing address or bank account listed on the Customer’s account record, you must ask the Customer or his representative for a signed letter of instruction, which must be Medallion Signature Guaranteed and must indicate the mailing address or bank account to which the redemption proceeds are to be delivered. You may not deliver the redemption proceeds until you have received this signed letter of instruction.

Disclosure of Personal Information to Employees of the Companies

In general, it is permissible to deliver Personal Information to any employee of the Companies in connection with any function the employee is directed to perform for the Companies. In any case where you or the other employee are not sure about such a delivery of Personal Information, you should contact a Compliance Officer for clarification. See “Security of Personal Information” below for more information.

Disclosure of Personal Information to Third Parties

The Companies may share Personal Information with affiliates of the Companies that provide services in connection with the Customer’s investment. The Companies may share Personal Information with unaffiliated service providers which supply services to the Customer only in accordance with this Policy. For example, the Companies may share Personal Information with financial advisors, brokers, and other persons acting in a fiduciary or representative capacity on behalf of the Company. But see “Limits on Disclosures to Third Parties” below.

Account Numbers

The Companies will not share account numbers, or similar codes, to any non-affiliated third party for use in telemarketing, direct mail marketing, or other marketing through electronic mail to the Customer except to an agent or service provider solely in order to perform marketing for the Companies’ own products or services, and as long as the agent or service provider is not authorized to directly initiate charges to the account.

Limits on Disclosure to Third Parties

The Companies are prohibited from disclosing Personal Information to nonaffiliated third parties except:

1.               as necessary to effect, administer, or enforce a transaction that a Customer requests or authorizes, in connection with processing or servicing a financial product or service that a Customer requests or authorizes, to maintain or service an account, or to engage in a securitization, secondary market sale, or similar transaction;

2.               to perform other services for the Companies, provided the Company enters into a contract with the third-party servicer which prohibits disclosing or using the Personal Information other than as necessary to perform the purpose for which the disclosure was made; or

3.               in accordance with one of the following exceptions:

•                  with the consent or at the direction of a Customer

•                  to protect the confidentiality or security of an institution’s records pertaining to the Customer, service, product, or transaction

•                  to prevent fraud, unauthorized transactions, claims, or other liability

•                  for required institutional risk control or for resolving Customer disputes or inquiries

•                  to persons holding legal or beneficial interests relating to the Customer

•                  to persons acting in a fiduciary or representative capacity on behalf of the Customer

•                  to provide information to insurance rate advisory organizations, guaranty funds or agencies, rating agencies, persons assessing an institution’s compliance with industry standards, and to the Companies’ attorneys, accountants, and auditors

•                  to the extent required under other provisions of law, to federal or state law enforcement or regulatory agencies, self-regulatory organizations, and for an investigation on a matter related to public safety

•                  to comply with applicable law, or regulatory, legal or judicial process

Access to Personal Information

Each Department Head is responsible for supervising access rights to Personal Information to ensure that it is not disclosed by an Employee in their Department in violation of this Policy.

Security of Personal Information

The Companies restrict access to Personal Information to individuals who have a need to use that Personal Information in connection with their employment. The Companies employ data encryption, user names and passwords, web server technologies and other techniques to protect the confidentiality of stored information and electronic transfers of information. In addition, the Companies require all visitors be accompanied by a Thornburg employee while at the Thornburg Campus and prohibits the visitor from using, disseminating, forwarding, printing or copying any confidential or proprietary information or materials obtained during their visit.

TIM’s Facilities Manager is responsible for supervising measures for the physical security at TIM’s building location including the protection against destruction of Personal Information due to potential physical hazards, such as fire and water damage.

TIM’s Director of Information Technology is responsible for developing and supervising an effective information security program consistent with the following measures:

•                  Access controls on customer information systems, including controls to authenticate and grant access only to authorized individuals and companies;

•                  Access restrictions to computer facilities or networks containing Personal Information;

•                  Encryption of electronic Personal Information, including while in transit or in storage on networks or systems to which unauthorized individuals may have access;

•                  Procedures to confirm that Personal Information system modifications are consistent with the institution’s information security program;

•                  Monitoring systems and procedures to detect actual and attempted attacks on or intrusions into Personal Information systems; and

•                  Response programs that specify actions to be taken when unauthorized access to Personal Information systems is suspected or detected.

Further Procedures to Detect, Prevent, and Mitigate Against Identity Theft

In addition to the other procedures described herein, including the procedures to be followed in verifying the identity of any person who telephones one of the Companies (see “Disclosure of Personal Information to the Customer and Telephonic Transactions,” above), the Companies have adopted the following procedures for the purpose of detecting, preventing and mitigating against any Customer becoming the victim of identify theft due to the Customer’s relationship with the Companies.

In addition to the following procedures, the Companies have, with respect to Customer accounts maintained by BFDS, outsourced certain activities to BFDS. BFDS has separately adopted a “Red Flags” program for detecting, preventing and mitigating against identity theft. With respect to TSC Customer accounts cleared and carried by Raymond James and Associates (“RJA”), TSC has a clearing agreement with RJA. RJA has separately adopted a “Red Flags” program for detecting, preventing and mitigating against identity theft.

1.               Identifying Relevant Red Flags

Except to the extent that the function is being performed by BFDS or another service provider, each Company will seek to identify those practices, patterns or specific activities (herein, “Red Flags”) that may indicate the possible existence of identity theft within the accounts of the Company’s Customers. For this purpose, a Company will consider all relevant risk factors and all potential sources or categories of Red Flags, including:

•                  The types of accounts offered or maintained by the Companies;

•                  The methods that the Companies provides to open Customer accounts;

•                  The methods that the Companies provides to access its accounts;

•                  Any previous experience that the Companies have had with identity theft;

•                  Any methods of identity theft that the Companies have identified as presenting an increase or change in the risk of an occurrence of identity theft;

•                  Applicable supervisory or regulatory guidance respecting identity theft;

•                  Any alerts, notifications or other warnings received from consumer reporting agencies or service providers respecting identity theft;

•                  Whether any suspicious documents have been presented by a person claiming to be a Customer or an authorized representative of a Customer;

•                  Whether any suspicious personal identifying information has been presented by a person claiming to be a Customer or an authorized representative of a Customer;

•                  The unusual use of, or other suspicious activity related to, an account; and

•                  Any notice received by the Companies from a Customer, law enforcement authority or other person regarding possible identity theft in connection with an account.

2.               Detecting Red Flags

In accordance with this Policy and with the Company’s anti-money laundering policy or other supervisory procedures, each Company will (except to the extent that the function is being performed by BFDS, RJA or another service provider) obtain identifying information about, and will seek to verify the identity of, any person who opens an account, and will use reasonable efforts to monitor any transactions or requests made with respect to such accounts by a person purporting to be a Customer or the authorized representative of a Customer.

3.               Responding to Red Flags

Upon detection of a Red Flag, the Company may respond in any manner that the Company believes to be appropriate to the degree of risk posed by the Red Flag. Appropriate responses may include, but are not limited to:

i.	Monitoring the account for evidence of identity theft;
ii.	Contacting the Customer;
iii.	Re-opening the account with a new account number;
iv.	Closing the account;
v.	Notifying law enforcement; or

vi.	Determining that no response is necessary under the particular circumstances.

4.               Oversight and Implementation

TSC’s Chief Compliance Officer or a designee shall be responsible for overseeing and implementing these “Red Flags” procedures as they relate to accounts maintained on behalf of TSC’s Customers. The Director of Mutual Fund Operations or a designee shall be responsible for overseeing and implementing these “Red Flags” procedures as they relate to accounts maintained on behalf of the Trust’s Customers. The Director of Separate Accounts and theDirector of Institutional Operations, or their designee, shall be responsible for overseeing and implementing these “Red Flags” procedures as they relate to accounts maintained on behalf of TIM’s Customers. In addition, each of the above-named persons shall be responsible for recommending to the Compliance Department any updates to these procedures that such person deems to be necessary or desirable to reflect changes in risks to Customers or the safety and soundness of the Company from identity theft.

Additionally, to the extent that BFDS, RJA or another service provider performs any of the “Red Flags” functions on behalf of the Companies, each of the above-named persons shall be responsible for the day-to-day oversight of that service provider and for bringing to the attention of the Compliance Department any reports or notifications sent by that service provider to a Company in accordance with the service provider’s own “Red Flags” procedures.

This “Red Flags” program has been duly adopted by each of the Companies in accordance with the Red Flag Rules on or before August 1, 2009.

Disposing of Personal Information

The Companies will take reasonable measures to protect against unauthorized access to or use of any Personal Information that is disposed of by the Companies.

Contract Review

Each contract between any of the Companies and any third party (excepting contracts with Customers, attorneys, accountants or governmental entities) which contemplates the disclosure of Personal Information will include a confidentiality agreement, if required by applicable law.

Each contract proposed for any of the Companies must be submitted to the Contracts Officer or to legal counsel of the Company for review. The Contracts Officer shall promptly advise the president of the relevant Company of any instance in which the counterparty to any contract refuses to permit the addition of a confidentiality agreement to any existing or proposed contract.

Certification and Training

Upon hire, the Policy will be reviewed with every employee of TIM, TSC, or the Trust (“Employee”) and Employees must certify in writing no later than 30 days after receipt of the Manual, which includes this Policy, that they have read and understand all provisions, and agree to comply with the applicable terms of the Manual and this Policy. A designated compliance officer will notify all Employees of any amendments to this Policy. Each year, the Chief Compliance Officer of TIM and the Trust, or another Compliance Officer designated by the Chief Compliance Officer of TIM and the Trust, will conduct an annual meeting with all TIM and TSC employees to review the Policy and will require all TIM and TSC employees to annually certify that they have read, understood and complied with this Policy, that they have made all of the reports required by the Policy and have not engaged in any prohibited conduct. The above-named persons who are responsible for overseeing and implementing the “Red Flags” procedures and those Employees or Compliance Officers who are responsible for identifying, detecting and responding to identity theft “Red Flags” in accordance with the procedures described above may also receive additional training as to the detection of identity theft within those accounts.

Reporting Violations

All Employees are required to promptly report any actual, apparent or suspected violations of the Policy to the Chief Compliance Officer of TIM and the Trust. If the Chief Compliance Officer of TIM or the Trust or another Compliance Officer is not available, the individual should report the violation to their immediate supervisor who is then responsible for reporting it to the Chief Compliance Officer of TIM and the Trust. All reports will be treated confidentially to the extent permitted by law and investigated promptly.

Sanctions

Upon discovering a violation of this Policy, the Companies may impose such sanctions as they deem appropriate, including but not limited to, a letter of censure, fine, suspension or termination of the violator’s employment.

Annual Review and Reporting

In accordance with Rule 38a-1 under the Investment Company Act of 1940, the Chief Compliance Officer of TIM and the Trust shall provide a written report to the Board of Trustees of the Trust at least annually. The report shall: (i) describe any issues arising under this Policy since the last report, including, but not limited to, any material violations of this Policy, any material matters related to the “Red Flags” program described herein and/or any sanctions imposed; and (ii) certify that the Trust, TIM, and TSC have each adopted procedures reasonably necessary to prevent violations of this Policy. If issues arise under this policy with respect to Customers of TIM or TSC, the

Chief Compliance Officer of TIM and the Trust shall also promptly report those issues to the President of TIM or TSC, respectively.

The functioning of this policy, including the “Red Flags” program described herein, will be part of TSC’s annual review. The Chief Compliance Officer of TSC will include any findings, significant events or recommendations in the annual report provided to the President of TSC.

To the extent that a Company delegates any of its duties hereunder to a third party service provider, including the delegation to BFDS or RJA of any portion of the duties arising in connection with the Red Flags Rule, the individual responsible for oversight of that third party service provider shall review at least annually the relevant policies and procedures of that service provider to confirm the adequacy and effectiveness of those policies and procedures.

Books and Records

The Compliance Department will be responsible for maintaining the following records:

•                  A copy of each version of this Policy that has been in effect at any given time;

•                  A record of any violations of this Policy, written violation reports and any actions taken as a result of the violation;

•                  Copies of reports to the Board of Trustees of the Trust, and the President of TIM and/or TSC;

•                  Signed annual certification forms.

The Human Resources Department will be responsible for maintaining the following record:

•                  Signed initial certification form.

All records shall be maintained and preserved in an easily accessible place for a period of not less than five years. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Portfolio Management Policy

March 2010

Policy Objective

Thornburg Investment Management provides investment management services to many different types of Clients, including the Thornburg Funds, Institutional Accounts, Private Accounts and Private Funds (“Client”). TIM has adopted this Portfolio Management Policy with the objective of establishing policies and procedures for providing investment management services that are consistent with: (1) Client Investment Guidelines; (2) TIM’s obligation to provide individualized services to Private Accounts; (3) TIM’s obligation to provide suitable investment advice; and (4) restrictions and guidelines imposed by law or regulation.

Please see the Glossary of Terms for definitions of terms used in this Policy

Client Investment Guidelines

TIM will provide investment management services to Clients in a manner that is consistent with the Client’s Investment Guidelines. All Client Investment Guidelines, including any changes, must be provided to TIM in writing. TIM will not accept a Client if TIM cannot provide investment management services consistent with the Client’s Investment Guidelines.

Director of Separate Accounts Functions

The Director of Separate Accounts is responsible for obtaining and reviewing Client Investment Guidelines for Private Accounts. The Director of Separate Accounts is also responsible for implementing internal procedures that are designed to ensure that a Private Account is in compliance with the Client’s Investment Guidelines.

Director of Institutional Operations Functions

The Director of Institutional Operations is responsible for obtaining and reviewing Client Investment Guidelines for Institutional Accounts and Private Funds. The Director of Institutional Operations is also responsible for implementing internal procedures that are designed to ensure that Institutional Account and Private Funds are in compliance with the Client’s Investment Guidelines.

Chief Compliance Officer Functions

TIM’s Chief Compliance Officer will be responsible for obtaining and reviewing the Client Investment Guidelines of Thornburg Funds. The Chief Compliance Officer is also responsible for implementing internal procedures that are designed to ensure that Thornburg Funds are in compliance with the Client’s Investment Guidelines.

Designated Compliance Officer Functions

A Designated Compliance Officer will periodically review Client accounts for compliance with Client Investment Guidelines. The Designated Compliance Officer will notify the Head Trader or the Portfolio Manager responsible for the Client’s account of any discrepancies between the Client’s account and the Client Investment Guidelines.

Private Accounts

Generally, TIM has an obligation to provide individualized investment management services to Private Accounts. In performing this obligation, TIM will:

•                  Manage each Private Account on the basis of the Client’s financial situation and investment objectives and in accordance with any reasonable restrictions imposed by the Client on the management of the accounts. However, TIM may rely on the Sponsor’s review of a Private Account Client’s financial situation and investment objectives and restrictions imposed by the Client;

•                  Make TIM personnel who are knowledgeable about the Private Account and its management reasonably available to the Client for consultation;

•                  Allow each Private Account Client the ability to impose reasonable restrictions on the management of the account, including the designation of particular securities or types of securities that should not be purchased for the account, or that should be sold if held in the account. However, TIM will reserve the right to reject a Client’s instruction that particular securities or types of securities be purchased for the account;

•                  Ensure that each Private Account Client retains, with respect to all securities and funds in the account, to the same extent as if the Client held the securities and funds outside the program, the right to: (1) withdrawal of securities or cash; (2) vote securities, or delegate the authority to vote securities to another person; (3) be provided with a written confirmation or other notification of each security transaction in a timely manner , and all other documents required by law to be provided to the security holders; and (4) proceed directly as a security holder against the issuer of any security in the Client’s account and not be obligated to join any person involved in the operation of the program, or any other Client of the program, as a condition precedent to initiating such proceeding.

Disclosures

TIM will disclose in its Form ADV Part I and II that it provides advisory services in connection with Wrap Fee programs, including the names and Sponsors of the Wrap Fee Programs. TIM will also disclose in its Form ADV Part II the extent to which the management services of Private Accounts differ from the management services provided to other types of clients.

Director of Separate Accounts Functions

The Director of Separate Accounts is responsible for the supervision and monitoring of Private Accounts to ensure that Private Accounts are receiving individualized investment management services in accordance with this Policy. The Director of Separate Accounts will periodically review TIM’s Form ADV Part I and II to determine if any additional disclosures required by this Policy are appropriate.

Suitability

TIM has a fiduciary responsibility to provide Clients with suitable investment advice. Generally, TIM will retain the responsibility to determine if its investment advice is suitable for a Client. However, some Private Account Clients may engage TIM as an investment adviser through a Sponsor. If the Sponsor is an investment adviser, TIM may agree with the Sponsor that the suitability responsibility will remain with the Sponsor.

The Director of Separate Accounts Functions

The Director of Separate Accounts is responsible for reasonably determining that TIM’s investment advice is suitable for Clients. The Director of Separate Accounts will designate personnel in the Separate Accounts Department responsible for making a reasonable inquiry into the financial situation, investment experience, and investment objectives of a Client.

Rule 144A Securities

TIM may purchase securities registered pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). TIM will only purchase Rule 144A Securities for Clients that are Qualified Institutional Buyers (“QIB”). If TIM cannot determine whether a Client is a QIB, TIM will obtain a QIB certification from the Client prior to purchasing a Rule 144A Security for the Client’s account. Generally, TIM will not purchase Rule 144A Securities for Private Accounts or Private Funds.

Director of Institutional Operations Manager

The Director of Institutional Operations is responsible for verifying whether a Client is a QIB. The Director of Institutional Operations will notify the Chief Compliance Officer and the Head Trader if any Institutional Account is not a QIB.

Head Trader Functions

The Head Trader is responsible for monitoring the purchase of Rule 144A Securities in accordance with this Policy.

Initial Public Offerings

TIM will not purchase shares of a new issue for accounts of Restricted Persons. If TIM cannot determine whether a Client is a Restricted Person, TIM will obtain a Non-Restricted Person certification from the Client prior to purchasing the shares of new issue for the Client’s account. In addition, TIM will not explicitly or implicitly condition the purchase of a new issue of shares on purchasing shares following the initial distribution. Generally, TIM will not purchase shares of a new issue for Private Accounts.

Director of Institutional Operations

The Director of Institutional Operations is responsible for determining whether a Client is a Restricted Person. The Director of Institutional Operations will notify the Compliance Department and the Head Trader if any Institutional Account or Private Fund is a Restricted Person.

Head Trader Functions

The Head Trader is responsible for monitoring the purchase of a new issue in accordance with this Policy.

Books and Records

The Director of Separate Accounts will be responsible for maintaining the following records:

•                  Private Account Client Investment Guidelines;

•                  The internal procedures created to ensure that a Private Account is in compliance with the Client’s Investment Guidelines.

The Director of Institutional Operations will be responsible for maintaining the following records:

•                  Institutional Account and Private Fund Client Investment Guidelines;

•                  The internal procedures created to ensure that an Institutional Account and Private Fund are in compliance with the Client’s Investment Guidelines;

•                  Any QIB certifications obtained from a Client;

•                  Any Non-Restricted Persons certifications obtained from a Client.

The Designated Compliance Officer will be responsible for maintaining the following records:

•                  Thornburg Funds Client Investment Guidelines

•                  The Internal procedures created to ensure that Thornburg Funds are in compliance with the Client’s Investment Guidelines.

•                  Records of actions taken in response to discrepancies between a Client’s account and the Client’s Investment Guidelines;

All records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Glossary of Terms

“Asset Allocation Program” means a program under which an adviser allocates a Client’s assets among several investment vehicles, including mutual funds, having different investment characteristics.

“Client” means Thornburg Funds, Institutional Accounts, Private Accounts, and Private Funds.

“Client Investment Objectives and Guidelines” means the following:

•                  The stated investment objectives and guidelines in the advisory agreement, investment policy statement, and other written instructions, established by a Client for which TIM acts as investment adviser or sub-adviser, which may affect TIM’s management of the Client’s account;

•                  Any guidelines or restrictions imposed on the management of an account through a prospectus and statement of additional information established by an investment company Client for which TIM acts as investment adviser or sub-adviser, which may affect TIM’s management of the Client’s account; and

•                  The investment objectives and guidelines as stated in an offering memorandum, operating agreement, and other written instructions governing a Private Fund to which TIM provides investment management services.

“Institutional Account” means any pension plan, including an ERISA qualified plan, for which TIM acts as investment adviser or investment company for which TIM acts as sub-adviser.

“Managed Account Program” means a program under which a Client is provided advice about portfolio managers but is charged advisory fees together with transaction-based commissions (rather than a single fee).

“Private Account” means a discretionary account, including an ERISA qualified plan, where a Client engages Thornburg Investment Management to act as investment adviser through another investment adviser, bank, or other financial institution’s Wrap Fee Program, Managed Account Program, Asset Allocation Program, or other similar program.

“Private Fund” means a co- mingled investment vehicle not registered under the Securities Act of 1933 or the Investment Company Act of 1940, for which TIM provides investment management services.

“Qualified Institutional Buyer (QIB)” shall have the same meaning as defined under Rule 144A under the Securities Act of 1933.

“Restricted Persons” means the following:

•                  A broker-dealer and its officers, directors, general partner, associated persons and employees;

•                  A 10% or greater owner of a broker-dealer;

•                  Affiliates of a broker-dealer, except publicly trades companies that are not themselves broker-dealers;

•                  Finders and fiduciaries of the managing underwriter, but only with respect to those offerings for which they act as finder;

•                  Any natural or non-natural person with authority to buy or sell securities for a bank, thrift institution, insurance company, investment company, investment adviser or other collective investment accounts (e.g. a hedge fund, investment partnership, venture capital fund, or other collective investment account; and

•                  Immediate family members (e.g. parent, spouse, sibling, child, or in-law) of certain broker-dealer personnel or other restricted persons that either receive material support from, or provide material support to, immediate family members.

“Sponsor” means any person who sponsors, organizes, administers, or who provides advice to Clients regarding the selection of portfolio managers for a Wrap Fee Program, Managed Account Program, Assets Allocation Program, or a similar program.

“Thornburg Funds” means any series of Thornburg Investment Trust.

“Wrap Fee Program” means a program under which any Client is charged for investment advisory and execution services a specified fee or fee not based directly upon the transactions in the Client’s account.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT, INC.

THORNBURG INVESTMENT TRUST

Policy on Proxy Voting

March 2010

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) . This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires TIM to vote all proxies with respect to securities in an Account, TIM may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)                                  Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

(b)                                 If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.

(c)                                  TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)                                  Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)                                 Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)                                  Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)                                 Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)                                  Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)                                The name of the issuer of the portfolio security;

(b)                               The exchange ticker symbol of the portfolio security;

(c)                                The CUSIP number for the portfolio security;

(d)                               The shareholder meeting date;

(e)                                A brief identification of the matter voted on;

(g)                               Whether a vote was cast on the matter;

(h)                               How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(i)                                   Whether we cast the vote for or against management.

TIM may use third party service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N -PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During this blocking period, shares that will be voted at the meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Clients’ custodian banks. TIM may choose not to vote an Investment Client’s shares in a share blocking market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this share blocking period outweighs the benefit of exercising the vote. TIM will exercise its judgment in the voting condition described above while adhering to Investment Client instructions and this policy.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. The duration of a power of attorney varies depending on the market. While TIM may seek to provide the requisite power of attorney in each instance where TIM is exercising its voting authority, TIM may at times be unable to provide the power of attorney. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4) -7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)                                  Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)                                 Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)                                  Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)                                 Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)                                  Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a)                                  Copies of this Policy as from time to time revised or supplemented;

(b)                                 A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(c)                                  Voting Results for each Investment Client;

(d)                                 A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e)                                  A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client;

(f)                                    Communications to Investment Clients respecting Conflicts of Interest; and

The Chief Compliance Officer shall maintain the following records:

(a)                                  All written reports arising from annual reviews of policy function.

(b)                                 Chronological record of proxy voting records reviewed by quarter.

The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in TIM’s offices) from the end of the fiscal year of TIM during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Regulatory Reporting and Registration

Policy and Procedures

March 2010

Policy Objectives

As required by Rule 203-1 of the Investment Advisers Act of 1940, Thornburg Investment Management, Inc. (“TIM”) has filed the Uniform Application for Investment Adviser Registration (“Form ADV”) and is currently registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As a registered investment adviser TIM must maintain all appropriate firm and investment adviser representative (“IAR’s”) registrations that may be required for providing advisory services to our clients in any location. TIM monitors the state and/or country of residence of our advisory clients, and will not provide advisory services unless appropriately registered as required, or a de minimus or other exemption exists. In addition, TIM may be required to file additional reporting, related to client holdings in equity securities, under the Investment Adviser’s Act of 1940 and the Securities Exchange Act of 1934

It is the policy of TIM to comply with relevant regulatory registration and reporting requirements. TIM will maintain its Form ADV on a current and accurate basis and will promptly update it as required by law. Any additional regulatory filings will be made in a timely and accurate manner as required by law. TIM will maintain the registrations of associated IAR’s on a current and accurate basis and will promptly update them as required by law. TIM will make timely payment of any required fees for maintenance and renewal of the firm’s registration and the registration of its IAR’s.

Investment Adviser Registration with the SEC

Investment advisers that are required to register with the SEC must complete Form ADV. The Form ADV consists of three sections: Part IA calls for information about the adviser’s business location, ownership structure, basic operations, and past disciplinary events and contains several schedules that supplement Part IA; Part IB asks additional questions required by state securities authorities and does not have to be completed by those advisers registered only with the SEC; Part II calls for information about the adviser’s fees, investment style, potential conflicts of interest, brokerage practices, affiliations, education and business background, and other information relevant to a client’s decision to hire a particular adviser. Form ADV Part IA must be filed with the SEC electronically through the Investment Adviser Registration Depository (“IARD”) system and a hard copy kept as part of the adviser’s books and records. Form ADV Part II is not electronically filed but is completed in hard copy and kept as part of the adviser’s books and records.

Form ADV Amendments

In accordance with Rule 204-1 of the Advisers Act, the Form ADV must be amended (i) annually, within 90 days after the fiscal year end (“Annual Amendment”), and (ii) promptly if the responses to certain sections become inaccurate in any way between Annual Amendments (“Material Change Amendment”) . Additionally, the Form ADV may be amended from time to time at TIM’s discretion due to non-material changes (“Non-Material Change Amendment”).

Annual Amendment

The Annual Amendment would entail reviewing and, if necessary, updating responses to all Form ADV items. Reasons why responses may need to be updated include but are not limited to:

•                  new regulations;

•                  changes in scope of business such as products, fee structures and potential conflicts of interest;

•                  changes to business structure or organizational structure;

•                  new personnel;

•                  disciplinary event; and

•                  enforcement actions.

Material Change Amendment

Form ADV must be amended promptly if:

•                  If any information provided in response to the following items in Part IA becomes outdated or inaccurate: Items 1, 3, 9, 11;

•                  If any information provided in response to the following items in Part IA becomes materially inaccurate: Items 4, 8, 10;

•                  If any information provided in Part II becomes materially inaccurate.

NOTE: If a Material Change Amendment is being submitted it is not required that Items 2, 5, 6, 7, or 12 be updated even if the responses provided to those items have become inaccurate.

Non-Material Change Amendment

At TIM’s discretion, the ADV may be amended at any time during the year due to changes in responses and information that do not require a Material Change Amendment.

Amendment Procedures

A Designated Compliance Officer will be responsible for the filing of all ADV amendment filings. The Designated Compliance Officer may delegate any or all of these responsibilities to another member of the Compliance Department when needed.

1.               Annual Amendment - As TIM’s fiscal year-end is December 31, commencing in January a Designated Compliance Officer shall formally review TIM’s Form ADV Part I and II and will circulate it to relevant departments for their review and receive sign off of that review. The Designated Compliance Officer will make the necessary changes and will provide the revised document to the Chief Compliance Officer for final review. The Designated Compliance Officer will electronically file the updated Form ADV Part IA through IARD within the required timeframe. A hard copy of the amended ADV Part IA containing the authorized signature will be kept on file. Amendments to Form ADV Part II are not electronically filed; however, a hard copy must be kept on file.

2.               Material Change Amendments — A Designated Compliance Officer shall amend Form ADV Part IA or Part II promptly after being notified of or otherwise discovering that an amendment to the Form ADV is required in accordance with this policy. Supervisors should review policies, procedures, business functions and organizational structure for changes which may require amendments to the Form ADV. The Designated Compliance Officer will make the necessary changes to Form ADV and submit to the applicable Chief Compliance Officer for review. The Designated Compliance Officer will then electronically file the updated Form ADV Part IA through IARD. A hard copy of the amended ADV Part IA containing the authorized signature will be kept on file. Amendments to Form ADV Part II are not filed through IARD; however, a hard copy must be kept on file.

3.               Non-Material Change Amendments — The Designated Compliance Officer will make the requested changes to Form ADV and submit to the applicable Chief Compliance Officer for review. The Designated Compliance Officer will then electronically file the updated Form ADV Part IA through IARD. A hard copy of the amended ADV Part IA containing the authorized signature will be kept on file. Amendments to Form ADV Part II are not filed through IARD; however, a hard copy must be kept on file.

4.               The Designated Compliance Officer will provide a current copy of the Form ADV Part II to TIM’s webmaster to be placed on the public website.

5.               The Designated Compliance Officer will provide a current copy of the Form ADV Part I and II to TIM’s Director of Separate Accounts.

Disclosure Obligations

Rule 204-3 of the Investment Advisers Act of 1940, the “brochure rule,” requires every SEC registered adviser to deliver a disclosure document to each client and each prospective client. The disclosure document can be Part II of an adviser’s Form ADV or a brochure containing similar information to Form ADV Part II. The disclosure document must be provided to clients either (1) at least 48 hours before entering into an advisory agreement or (2) at the time of entering into an advisory agreement if the client has a right to terminate the contract without penalty within five business days. An adviser also must make actual delivery of a current copy of its disclosure document or make a written offer to its clients to deliver a current copy on an annual basis and without charge. The offer requirement can be met by including a sentence to that effect in an individual client’s first quarter bill or as part of a mailing of client quarterly performance reports. For purposes of this Section, Disclosure Obligations, clients will also mean investors in a private fund for which TIM acts as managing member or general partner.

TIM uses its Form ADV Part II as its disclosure document.

The Director of Separate Accounts and the Director of Institutional Operations will be responsible for the initial and annual delivery of TIM’s ADV Part II to their respective clients. Either director may delegate any or all of their responsibilities to another member of the Institutional Group when needed. TIM may delegate to third-parties, such as sponsors of wrap fee programs, the delivery and/or offering of TIM’s disclosure document, however, TIM retains the responsibility for ensuring the delivery and/or offering is made.

Initial Delivery

•                  Each prospective client will be provided a copy of TIM’s current Form ADV Part II either: at the time of entering into an advisory agreement with a client provided the client has a right to terminate the contract without penalty within five business days or, not less than 48 hours prior to entering into an advisory agreement with TIM.

•                  The Director of Separate Accounts and Director of Institutional Operations will maintain a document or acknowledgement in the client’s file evidencing the initial delivery of the Form ADV Part II to each client.

•                  In those cases when a prospective client is solicited by an outside third party solicitor, the solicitor will obtain an acknowledgement form from the client evidencing receipt of the Form ADV Part II. The Director of Institutional Operations will maintain the original signed and dated acknowledgment form in the client’s file. (See also Third-Party Marketer Policy)

•                  The Designated Compliance Officer will maintain for the required timeframe dated copies of all TIM’s Form ADV Part II so as to be able to identify which disclosure document was in use at any time.

Annual Offer/Delivery

•                  At least annually, each advisory client of TIM shall received a copy of TIM’s current Form ADV Part II or an offer to deliver without charge a current copy of TIM’s Form ADV Part II.

•                  The most current Form ADV Part II will be sent within seven days of the receipt of any client request.

•                  The Director of Separate Accounts and the Director of Institutional Operations will maintain a file evidencing that the annual offer and/or delivery was made to each client including a record of the dates the Form ADV Part II was offered and/or delivered.

Registration of Investment Adviser Representatives

It is the function of certain employees to meet with and communicate with current clients, and to solicit new clients for TIM. Therefore, these employees must be properly registered as investment adviser representatives (“IAR’s”) of TIM in each state where clients are located. A Designated Compliance Officer will be responsible for initially registering and maintaining all IAR registrations on a current and accurate basis and will promptly update registrations as required by law. In order to be properly registered, employees must pass the required state examinations which include the Series 65 or Series 66 in addition to the Series 7. States may accept certain certifications such as the CFA or CFP in lieu of the Series 65.

Procedure

Upon hire, those employees who act as IAR’s will be required to complete a Form U-4. A Designated Compliance Officer will initially register individuals via the Form U- 4. The Designated Compliance Officer will review each Form U- 4 and ascertain if the individual meets the examination requirements or certification standards set forth above. If needed, the Compliance Officer will schedule the necessary examinations. It is the employee’s responsibility to promptly notify the Compliance Department of any changes to their Form U4. When notified by the employee of a change, the Designated Compliance Officer will promptly update the individual’s Form U4. Annually the Compliance Officer will renew the registrations of all IAR’s and pay all renewal fees on a timely basis.

All initial IAR registrations and annual renewals will be conducted through the Investment Adviser Registration Depository (“IARD”) system.

Required Regulatory Filings

Form 13F

Every institutional investment manager, which exercises investment discretion with respect to accounts holding “13(f) Securities,” (see definition below) having an aggregate fair market value on the last trading day of any month of any calendar year of at least $100,000,000, must file a report on Form 13F with the SEC within 45 days after the last day of each calendar quarter.

13(f) Securities

13F Securities are equity securities which are (i) registered pursuant to Section 12 of the Securities Exchange Act of 1934, (ii) issued by an insurance company which would have been required to be so registered except for the exemption granted under Section 12, or (iii) issued by a closed -end investment company registered under the Investment Company Act of 1940 that are admitted to trading on a national securities exchange or quoted on the automated quotation system of a registered securities association.

Form 13F Procedure

A Designated Compliance Officer will be responsible for filing TIM’s Form 13F within 45 days after the last day of each calendar quarter. The Director of Separate Accounts will be responsible for gather the necessary information. The Designated Compliance Officer will be responsible for preparing the Form 13F and filing same with the SEC via EDGAR within the required timeframe.

The Form 13F report will include the following information for each 13(f) Security:

•                  Name of issuer;

•                  Title of class;

•                  CUSIP number;

•                  Market value;

•                  Amount and type of security;

•                  Investment discretion;

•                  Other managers;

•                  Voting authority.

Form 13F Amendments

The Designated Compliance Officer will also be responsible for filing any necessary amendments to a Form 13F. The Form 13F will be amended promptly if TIM discovers an error in a previously filed Form 13F. An amendment to a Form 13F report, other than one reporting only holdings that were not previously reported in a public filing for the same period, must set forth the complete text of the Form 13F. Amendments must be numbered sequentially.

Schedule 13G

TIM is required to file an initial Schedule 13G with the SEC for any 13(f) Security in which TIM has direct or indirect beneficial ownership of 5% or more of the outstanding class within 45 days of the end of the calendar year in which the 5% beneficial ownership was exceeded. TIM is also required to file an initial Schedule 13G with the SEC for any 13(f) Security in which TIM has direct or indirect beneficial ownership of 10% or more of the outstanding class within 10 days of the end of the month in which the 10% beneficial ownership was exceeded..

Schedule 13G Procedure

Monthly, a Designated Compliance Officer shall review TIM’s beneficial ownership of 13(f) securities. TIM will notify any investment advisory client of information which would advise the account owner of any obligation they may have to file a 13D/13G statement.

The Director of Separate Accounts will be responsible for gathering the necessary information. The Designated Compliance Officer will be responsible for preparing the Schedule 13G statement and filing the report with the SEC through the Edgar filing system within the required timeframe.

Schedule 13G Amendments

TIM is required to file an amended Schedule 13G with the SEC within 45 days of the end of the calendar year if there have been any changes to the information in the previous filing of Schedule 13G unless the change is solely due from a change in the aggregate number of securities outstanding. TIM is also required to file an amended Schedule 13G with the SEC if TIM’s direct or indirect beneficial ownership of the security which originated the Schedule 13G exceeds 10% of the outstanding class or increases or decreases by 5% or more. This amendment must be filed within 10 days of the end of the month in which the direct or indirect beneficial ownership exceeds 10% or increases or decreases by 5% or more.

Monthly, a Designated Compliance Officer shall review TIM’s beneficial ownership of 13(f) Securities. TIM will notify any investment advisory client of information which would advise the account owner of any obligation they may have to file an amended Schedule 13G.

The Director of Separate Accounts will be responsible for gather the necessary information. The Designated Compliance Officer will be responsible for preparing the amended Schedule 13G statement, and filing the report with the SEC through the Edgar filing system within the required timeframe.

Foreign Ownership Filings

Various foreign governments have filing requirements similar to Section 13 requirements. Daily, a Designated Compliance Officer shall review TIM’s beneficial ownership of foreign securities. The Designated Compliance Officer will be responsible for preparing the foreign ownership filing reports and any amendments thereto, and filing the reports with the appropriate foreign regulatory agency within the required timeframe.

Recordkeeping Requirements

The Designated Compliance Officer will be responsible for maintaining the following records:

•                  Copy of initial filing of Form ADV Part IA, including any Schedules required.

•                  Copies of all Annual Amendments and/or other than Annual Amendment of Form ADV Part IA.

•                  Copies of all Form 13F’s filed with the SEC.

•                  Copies of all Schedule 13G’s filed with the SEC.

These items will be maintained permanently at TIM’s principal place of business.

The Director of Separate Accounts will be responsible for maintaining the following records:

•                  Evidence of initial delivery of the Form ADV Part II to each client including a record of the dates the Form ADV Part II was delivered.

•                  Evidence that the annual offer and/or delivery was made to each client including a record of the dates the Form ADV Part II was offered and/or delivered.

•                  All contracts indicating who, if not TIM, was responsible for initial delivery and/or the annual offering and/or delivery of the Form ADV Part II to the client.

These items will be maintained for a total period of five years. For the first two years these items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

The Designated Compliance Officer will be responsible for maintaining the following records:

•                  Dated copies of each version of the Form ADV Part II used so as to determine which version was in effect at any given time.

•                  Records of all IAR’s registered with the firm.

These items will be maintained for a total period of five years. For the first two years these items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Third-Party Marketer Policy

March 2010

Policy Objective

Thornburg Investment Management, Inc. (“TIM”) has adopted this Policy with the objective of ensuring that any cash fees (“Fees”) paid by TIM to a person who directly or indirectly solicits potential or current clients (“Clients”) on behalf of, or who refers Clients to, TIM (“Third-Party Marketer”) are made in accordance with Rule 206(4)-3 under the Investment Advisers Act of 1940 (the “Advisers Act”).

Third-Party Agreements

TIM will not pay a Fee to any Third-Party Marketer unless the Fee is paid pursuant to a written agreement to which TIM is a party.

Disclosure

TIM will disclose any Third-Party Marketer arrangements in its ADV Part I Item 8F and Part II Item 13.B as required by law.

Impersonal Advisory Services

TIM may pay a Fee to a Third-Party Marketer if the solicitation is for Impersonal Advisory Services only. For the purposes of this Policy, Impersonal Advisory Services means investment advisory services provided solely by means of:

•                  Written materials or oral statements which do not purport to meet the objectives or needs of the specific client;

•                  Statistical information containing no expressions of opinions as to the investment merits of particular securities; or

•                  Any combination of the foregoing services.

Affiliated Third-Party Marketers

TIM may pay a Fee to a Third-Party Marketer if the Third-Party Marketer is:

•      A partner, officer, director or employee of TIM;

•                  A partner, officer, director or employee of a person which control, is controlled by, or is under common control with TIM;

If a Fee is paid to a Third-Party Marketer as detailed above, TIM will disclose to the Client the status of the Third-Party Marketer as a partner, officer, director or employee and any other affiliation between TIM and the Third-Party Marketer at the time of the solicitation or referral

Unaffiliated Third-Party Marketers

TIM may pay a Fee to a Third-Party Marketer if the following requirements are met:

•                  The written agreement required by this Policy: (1) describes the solicitation activities to be engaged in by the Third-Party Marketer on behalf of TIM and the compensation to be received by the Third-Party Marketer; (2) contains an undertaking by the Third-Party Marketer to perform their duties under the agreement in a manner consistent with the instructions of TIM and the provisions of the Advisers Act and the rules thereunder; (3) requires the Third-Party Marketer to provide the Client with a current copy of TIM’s ADV Part II and a separate written Third-Party Disclosure Document (described below) at the time of any solicitation activities for which compensation is to be paid by TIM; and

•                  TIM receives from the Client a signed and dated acknowledgement of receipt of TIM’s ADV Part II and a separate written disclosure document (the “Disclosure Document”) from the Third-Party Marketer prior to, or at the time of, entering into any written or oral investment advisory contract with such Client; and

•                  TIM makes a bona fide effort to ascertain whether the Third-Party Marketer has complied with the written agreement, and has a reasonable basis for believing that the Third-Party Marketer has so complied.

Third-Party Marketer Disclosure Document

For the purposes of this Policy, the Disclosure Document provided by the Third-Party Marketer to a Client will include following information:

•                  The name of the Third-Party Marketer;

•                  The name of TIM;

•                  The nature of the relationship between TIM and the Third-Party Marketer, including any affiliation between TIM and the Third-Party Marketer;

•                  A statement that the Third-Party Marketer will be compensated for their solicitation services by TIM;

•                  The terms of such compensation arrangement, including a description of the compensation paid or to be paid to the Third-Party Marketer; and

•                  The amount, if any, of the cost of obtaining the client’s account that the client will be charged in addition to the advisory fee, and any differential among clients with respect to the amount of advisory fees charged by the investment adviser if such differential is attributable to the existence of any arrangement under which TIM has agreed to compensate the Third-Party Marketer for soliciting clients for, or referring clients to, TIM.

Ineligible Third-Party Marketer Arrangements

TIM will not pay Fee to a Third-Party Marketer who:

•                  is subject to an SEC order issued under section 203(f) of the Advisers Act;

•                  has been convicted within the previous ten years of any felony or misdemeanor involving conduct described in section 203(e)(2)(A) though (D) of the Advisers Act;

•                  has been found by the SEC to have engaged, or has been convicted of engaging, in any of the conduct specified in paragraphs (1), (5) or (6) of section 203(e) of the Advisers Act; or

•                  is subject to an order, judgment or decree described in section 203(e)(4) of the Advisers Act.

Books and Records

The Director of Institutional Operations will be responsible for maintaining the following records:

•                  All written agreements between TIM and a Third-Party Marketer;

•                  A copy of the Disclosure Document provided to a Client from a Third-Party Marketer;

•                  The signed and dated acknowledgement of receipt of TIM’s ADV Part II and the disclosure document provided by the Third-Party Marketer to a Client;

All records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Trading Policy

March 2010

Policy Objective

Thornburg Investment Management, Inc. (“TIM”), as an adviser and a fiduciary to its investment advisory clients (“Investment Clients”), has adopted this Policy with the objective of effecting client transactions in a fair and equitable manner among clients and seeking to avoid and disclose any potential material conflicts of interest associated with TIM’s trading. This Policy should be read in conjunction with TIM’s Policy on Best Execution and its Policy on Cross-Trading.

Trading

TIM seeks to effect transactions for its Investment Clients in a fair and equitable manner with no Investment Client favored or disfavored over another Investment Client. TIM has adopted the following policies and practices to meet this Policy’s objectives:

•                  The adoption of written trading procedures which shall set forth equity and fixed income trading and allocation procedures, including reviews, approvals, and documentation of specific transactions;

•                  Periodic supervisory reviews of TIM’s trading practices, which may include review and discussion of trade practices by TIM’s Best Execution Committee and periodic, but no less than annual, testing and review of trade aggregations and allocations;

•                  Periodic reviews of TIM’s Form ADV Part II (“Disclosure Document”) for appropriate disclosures of TIM’s trading practices and any material conflicts of interest; and

•                  Periodic reviews of TIM’s written trading procedures to identify any changes to these procedures.

Aggregation

When TIM deems a transaction to be in the best interests of multiple Investment Clients, TIM is permitted to aggregate multiple contemporaneous Investment Client orders to obtain what TIM believes will be the most favorable price and/or lower execution costs at the time of execution. In the event any such aggregated order is effected in more than a single transaction and at other than a single price, the average weighted price of all such transactions shall be deemed to be the price at which the security was purchased or sold for all such clients. Partially filled trades will be allocated in the manner set forth in the written trading procedures. If TIM aggregates Investment Client orders, TIM will, prior to entering the order, prepare a written aggregation statement identifying the Investment Client accounts to be aggregated, or type of Investment Client accounts, and information regarding the allocation amongst the accounts. Any departure from the written aggregation statement must result in fair and equitable treatment of the Investment Client accounts and TIM will maintain a record of the rationale for the departure.

IPOs

Initial Public Offerings (“IPOs”) are offerings of securities that frequently are of limited size and limited availability. IPOs may also become “hot issues,” which are offerings that trade at a premium above the initial offering price. Portfolio managers will determine whether participation in an IPO is appropriate for their Investment Clients. TIM will then allocate IPOs to participating Investment Client accounts on a pro-rata basis, based on the portfolio managers’ indications of interest. If a portfolio manager redetermines, before receiving any IPO shares on behalf of an Investment Client, that participation in the IPO would not be in the Investment Client’s best interest, TIM will reallocate that Investment Client’s IPO shares to other participating Investment Clients in accordance with the written trading procedures. Generally, wrap fee accounts, managed accounts, and other Investment Client accounts that are deemed to be managed in a manner similar to such accounts, will not purchase IPOs.

Trade Errors

TIM seeks to effect orders correctly, promptly and in the best interests of Investment Clients as perceived by TIM when orders are effected. In the event any error occurs in the handling of any Investment Client transaction in accordance with TIM’s direction at the time it ordered the trade, due to TIM’s actions or inaction, or due to actions of others for which TIM is responsible, TIM’s policy is to seek to identify and correct any such errors as promptly as possible without disadvantaging the Investment Client or benefiting TIM in any way.

If the error in effecting a trade in accordance with TIM’s direction at the time it ordered the trade is the responsibility of TIM under its contract with the client or applicable law, any Investment Client transaction will be corrected and the TIM will be responsible for any Investment Client loss resulting from an inaccurate or erroneous order.

TIM’s policy and practice is to monitor and reconcile all trading activity, identify and resolve any trade errors promptly, document each trade error with appropriate supervisory approval and maintain a trade error file. TIM will not disadvantage one Investment Client account to correct a trade error for another Investment Client Account. TIM will not use client commissions to correct a trade error.

Disclosure

TIM will describe in its Disclosure Document TIM’s written trading and allocation procedures. TIM will also disclose any material conflicts of interest it has identified as associated with TIM’s trading practices.

Responsibility

The Head Trader is responsible for the implementation and monitoring of this Policy, including the maintenance of accurate written trading and allocation procedures, disclosures, and recordkeeping as it relates to equity trades. For fixed income transactions, each Portfolio Manager is responsible for the implementation and monitoring of this Policy, including the maintenance of accurate written trading and allocation procedures, disclosures, and recordkeeping as it relates to the Investment Client account managed by the Portfolio Manager.

Recordkeeping Requirements

The Head Trader will be responsible for maintaining the following records:

•                                          Written trading and allocation procedures for equity trades;

•                                          All orders or instructions given by TIM for an Investment Client’s account, and any modification or cancellation of such order or instruction relating to the purchase, sale, receipt or delivery of any security;

•                                          Originals of all written communications received and copies of all written communications sent by TIM relating to the placing or execution of any order to purchase or sell any security on behalf of TIM’s Investment Clients;

•                                          Written aggregation statement identifying the Investment Client accounts, or type of Investment Client accounts, in an aggregated order;

•                                          Record of the rationale for the departure from the written aggregation statement;

•                                          A trade error file pursuant to the requirements of this Policy;

A designated Fixed Income Portfolio Manager will be responsible for maintaining the following records:

•              Written trading and allocation procedures for fixed income trades.

These items will be maintained for a total period of five years from the end of a fiscal year in which the last entry was made. For the first two years these items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Policy on the Use of Client Commissions

March 2010

Policy Objectives

Thornburg Investment Management, Inc. (“TIM”) seeks to meet the requirements of Section 28(e) of the Securities Exchange Act of 1934 in effecting purchases and sales of securities for client accounts with any broker-dealer who provide products or services to TIM. Section 28(e) provides that an investment adviser will not be deemed to have acted unlawfully under any federal law (including the securities law and the Employee Retirement Income Security Act of 1974) by effecting transactions with broker-dealers who provide products or services to the adviser, if the adviser fulfills the requirements of Section 28(e). This Policy is intended to facilitate TIM’s fulfillment of the requirements of Section 28(e).

Basic Statement of Policy

TIM may effect securities transactions for its clients through broker-dealers who provide TIM with products or services if TIM (i) pays for the products or services from its own resources; or (ii) makes the following determinations in accordance with the Client Commission Analysis (which is attached to this Policy):

1.               TIM determines that the products or services are eligible “research” or “brokerage” services as defined by Section 28(e).

2.               TIM determines that the research or brokerage services provide lawful and appropriate assistance in the performance of its investment management decisions.

3.               If any product or service is used by TIM both for eligible and for non-eligible purposes, TIM makes a reasonable allocation of the cost of the product or service between the eligible and non-eligible purposes, so that TIM pays the portion of the cost of the product or service used for non-eligible purposes from its own resources

4.               TIM determines that the broker dealer receiving the commissions is actually providing the brokerage or research services; and

5.               TIM makes a good faith determination that the commissions paid are reasonable in relation to the value of the research products or brokerage services provided.

The above determinations are made by the Head Trader and the Best Execution Committee, as further described below under “Procedures for Implementing Policy.” In all events, selection of broker-dealers to effect purchases and sales for client accounts must be performed in accordance with TIM’s Policy on Best Execution.

Procedures for Implementing Policy

The Chief Investment Officer, the Head Trader and the Best Execution Committee are responsible for the implementation of this Policy, as described below.

Chief Investment Officer Functions

The Chief Investment Officer must approve all written agreements in which TIM may be viewed as using client commissions to receive research or brokerage services

Head Trader Functions

The Head Trader is responsible for supervising and monitoring TIM’s receipt of products or services from broker-dealers that perform securities transactions for client accounts. The Head Trader will perform this function through the following procedures:

•                  Supervising and training trading personnel for compliance with this Policy;

•                  In conjunction with the Best Execution Committee, determining that products or services received are eligible “research” or “brokerage” services as defined by Section 28(e);

•                  In conjunction with the Best Execution Committee, determining that the research or brokerage services received provide lawful and appropriate assistance in the performance of TIM’s investment management decisions;

•                  In conjunction with the Best Execution Committee, making a reasonable allocation of the cost of the product or service between the eligible and non-eligible purposes, so that TIM pays the portion of the cost of the product or service used for non-eligible purposes from its own resources

•                  If TIM receives third-party research, in conjunction with the Best Execution Committee, determining that the research is provided by the broker-dealer effecting the transaction;

•                  In conjunction with the Best Execution Committee, determining that the commissions paid are reasonable in relation to the value of the brokerage or research services provided;

•                  Creating records reflecting:

•                  Any amount of a client’s commissions credited to TIM for use in receiving research or brokerage services;

•                  A description of any research or brokerage services received by TIM from broker-dealers who effect transactions for client accounts, including any mixed use services;

•                  The identity of all broker-dealers that have provided research or brokerage services to TIM;

The Head Trader may delegate portions of these functions from time to time with the approval of the President of TIM.

Best Execution Committee Functions

The Best Execution Committee is responsible for monitoring TIM’s receipt of products and services from broker-dealers which perform securities transactions for client accounts and compliance with this Policy. The Best Execution Committee will perform this function through the following procedures:

•                  On a quarterly basis, reviewing the products or services received by TIM from broker-dealers that perform securities transactions for client accounts;

•                  On a quarterly basis, reviewing the commissions paid to broker-dealers that provide research and brokerage services;

•                  In conjunction with the Head Trader, determining that products or services are eligible “research” or “brokerage” services as defined by Section 28(e);

•                  In conjunction with the Head Trader, determining that the research and brokerage services provide lawful and appropriate assistance in the performance of TIM’s investment management decisions;

•                  In conjunction with the Head Trader, making a reasonable allocation of the cost of the product or service between the eligible and non-eligible purposes, so that TIM pays the portion of the of the cost of the product or service used for non-eligible purposes from its own resources

•                  If TIM receives third-party research, in conjunction with the Head Trader, determining that the research is provided by the broker-dealer effecting the transaction;

•                  In conjunction with the Head Trader, determining that the commissions paid are reasonable in relation to the value of the brokerage research or services provided;

•                  Any written agreement under which TIM may be viewed as using client commissions to receive research or brokerage services to TIM.

•                  Periodically reviewing the functioning of this Policy, including the Client Commission Analysis;

•                  Creating records reflecting determinations made by the Best Execution Committee in performing its functions under this Policy;

•                  Periodically, but no less often than annually, reviewing disclosures made in the Form ADV Part II for consistency with TIM’s policy and practices and providing specific information regarding TIM’s use of client commissions to receive products or services.

Client Commission Analysis

The Head Trader and the Best Execution Committee will conduct their review of products and services provided to TIM by broker-dealers that perform securities transactions for client accounts, in accordance with Client Commission Analysis (which is attached to this Policy).

Disclosures

TIM will disclose in its ADV Part II arrangements where TIM uses client commissions to receive research or brokerage services with sufficient information to enable clients and potential clients to understand TIM’s policies and procedures, including:

•                  A description of the research and brokerage services received with enough specificity to enable a client to understand the arrangement;

•                  Whether in return for the research or brokerage services received, clients may pay higher commissions than those obtainable from other broker-dealers;

•                  Whether the research or brokerage services received are used to benefit all of TIM’s accounts or just the accounts paying for it; and

•                  Any procedures TIM used during the last fiscal year to direct client account transactions to a particular broker in return for research or brokerage services.

At a client’s request, TIM will provide that client with:

•                  The amount of the client’s commissions credited to TIM for use in receiving research or brokerage services;

•                  A description of the research or brokerage services obtained by TIM through the use of the client’s commissions;

•                  The identity of all broker-dealers that provided research or brokerage services to TIM through the use of the client’s commissions; and

•                  Any other information requested by any investment company to which TIM acts as investment adviser or sub-adviser in order to comply with the requirements of the Investment Company Act of 1940 and the Securities Act of 1933 as it relates to TIM’s use of the investment company’s commissions to obtain research or brokerage services.

Books and Records

The Head Trader will be responsible for maintaining the following records:

•                  Any amount of a client’s commissions credited to TIM for use in receiving research or brokerage services;

•                  A description of any research or brokerage services received by TIM from broker-dealers who effect transactions for client accounts, including any mixed use services;

•                  The identity of all broker-dealers that have provided research or brokerage services to TIM;

The Chairman of the Best Execution Committee will be responsible for maintaining the following records:

•                  minutes of meetings including any records created or used reflecting determinations made by the Best Execution Committee in performing its functions under this Policy;

•                  completed Client Commission Analysis forms;

•                  Any written agreement under which TIM may be viewed as using client commissions to receive research or brokerage services.

•                  records showing the allocation of the cost of the product or service between the eligible and non-eligible purposes;

•                  any records reflecting the reviews performed regarding the products or services received from broker-dealers that perform securities transactions for client accounts;

•                  any records reflecting the reviews performed regarding the commissions paid to broker-dealers that provide research and brokerage services;

•                  any records reflecting the reviews performed regarding the functioning of this Policy, including the Client Commission Analysis;

All records, except the record showing the allocation of the cost of the product or service between the eligible and non-eligible purposes, which shall be maintained permanently; shall be maintained and preserved in an easily accessible place for a period of not less than five years. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.

THORNBURG INVESTMENT MANAGEMENT

Client Commission Analysis

Broker Dealer:

Date Approved by Best Execution Committee:

Description of Product or Service:

Summary Explanation

The purpose of this Client Commissions Analysis is to assist TIM’s Head Trader and Best Execution Committee in determining if products or services received by TIM from broker dealers which effect securities transactions for client accounts fulfill the requirements of Section 28(e). If the products or services do not fulfill the requirements of Section 28(e) then TIM will pay for those products or services from its own resources.

STEP 1: IS THE PRODUCT OR SERVICE “ELIGIBLE RESEARCH”?

(a)  Is the product or service research? (check all that apply)

☐ Traditional research reports analyzing the performance of a particular company or stock

☐ Discussions with research analysts

☐ Meetings with corporate executives to obtain oral reports on the performance of a company

☐ Seminars or conferences

☐ Software that provides analyses of securities portfolios

☐ Corporate governance research (including corporate governance analytics) and corporate governance rating services

☐ Consultant advice with respect to portfolio strategy

☐ Financial newsletters and other financial and economic publications that are not targeted to a wide public audience

☐ Trade magazines and technical journals concerning specific industries or product lines that are marketed to, and intended to serve the interests of a narrow audience

☐ Pre-trade and post-trade analytics

☐ Software and other products that depend on market information to generate market research, including research on optimal execution venues and trading strategies

☐ Advice from broker-dealers on order execution, including advice on execution strategies, market color and availability of buyers and sellers (and software that provides these types of market research)

☐ Market data, including stock quotes, last sales prices, and trading volumes, company financial data economic data (e.g. unemployment, GDP figures)

☐ Reports and analyses on issuers, securities and the advisability of investing in securities that are transmitted through a proxy service

☐ Other

(b)       Determine if the broker dealer providing the research is also effecting the trades.

(i)                                    The broker dealer is providing the research if it:

☐ Prepares the research itself;

☐ Agrees to be financially obligated to pay for the research; or

☐ Pays the third-party researcher directly, and reviews the description of the services to determine that they are eligible research services, and develops and maintains procedures to ensure that research payments are documented and paid for promptly.

(ii)          The broker dealer is involved in effecting the trades if it:

☐ Executes, clears or settles the trades, or

☐ Performs at least one of the functions below (and the remaining functions are performed by a clearing broker):

☐ The broker dealer is responsible to the clearing broker for all customer trades until the clearing broker has received the payment or security;

☐ The broker dealer makes and/or maintains records relating to its customer trades required by the SEC or self-regulatory organization; or

☐ The broker dealer generally monitors trades and settlements.

STEP 2: IS THE PRODUCT OR SERVICE “ELIGIBLE BROKERAGE”?

(a)  Is the product or service brokerage?

☐ Connectivity services between TIM and the other relevant parties, such as the broker dealer or the custodian

☐ Trading software used to decide what exchanges, markets or electronic trading facilities through which to route orders

☐ Trading software used to route orders to market centers

☐ Software that provides algorithmic trading strategies

☐ Software used to transmit orders to direct market access (“DMA”) systems

☐ Post-trade matching of trade information

☐ Other exchanges of messages among broker-dealers, custodians, and institutions relating to the trade

☐ Electronic communication of allocation instructions between institutions and broker-dealers

☐ Routing settlement instructions to custodian banks and broker-dealer’s clearance and settlement of the trade

☐ Comparison services required by SEC or self regulatory organization rules (e.g. use of electronic confirmation and affirmation of institutional trades)

☐ Custody services incidental to a specific trade or trades

☐ Dedicated lines between the broker-dealer and the money manager’s OMS

☐ Lines between the broker-dealer and OMS operated by a third party vendor

☐ Dedicated lines providing direct dial-up service between the manager and the trading desk at the broker-dealer

☐ Message services used to transmit orders to broker-dealers

☐ Trading software used to route orders to broker-dealers

☐ Trading software used to rout orders to market centers

☐ Software that provides algorithmic trading strategies

☐ Software used to transmit orders to direct market access systems

☐ Other. Please describe:

(b) If the product or service is brokerage service, does it relate to the execution of specific securities transactions?

If the products or services received by TIM are “brokerage services,” does the brokerage service relate to the execution of the trade from the point in time when TIM communicates with the broker dealer for the purpose of transmitting an order, through the point in time at which funds or securities are delivered or credited to the client account? Yes ☐ No ☐

(c) Determine if the broker dealer receiving the commissions is involved in effecting the trades.

Is the broker who receives the commissions involved in effecting the trades?

☐ Executes, clears or settles the trades, or

☐ Performs at least one of the functions below (and the remaining functions are performed by a clearing broker):

☐ The broker dealer is responsible to the clearing broker for all customer trades until the clearing broker has received the payment or security; or

☐ The broker dealer makes and/or maintains records relating to its customer trades required by the SEC or self-regulatory organization; or

☐ The broker dealer generally monitors trades and settlements.

STEP 3 DETERMINE IF THE RESEARCH OR BROKERAGE PROVIDES “LAWFUL AND APPROPRIATE ASSISTANCE” TO TIM IN THE PERFORMANCE OF ITS INVESTMENT MANAGEMENT RESPONSIBLITIES.

☐ TIM uses the research exclusively for determining investment decisions that lead to or may lead to an investment decision or recommendation for a client.

☐ TIM uses the brokerage service exclusively in connection with its investment management responsibilities.

☐ TIM uses the research or brokerage both for investment management purposes and for other purposes (“mixed use”).

☐ TIM does not use any part of the research for investment management decisions. (TIM must pay the cost of the service.)

STEP 4: MAKE AN ALLOCATION OF THE COST OF THE PRODUCT OR SERVICE BETWEEN THE PORTION OF THE PRODUCT OR SERVICE USED FOR INVESTMENT MANAGEMENT PURPOSES AND THE PORTION THAT IS USED FOR OTHER PURPOSES.

☐ Has TIM made a reasonable allocation of the cost of the product or service between the portion of the product or service used for investment management purposes and the portion of the product or service used for other purposes?

☐ Designate the percentages allocated to eligible products and services and non-eligible products and services:

☐ Comments on allocations:

(Attach relevant documentation related to TIM’s allocations.)

STEP 5: MAKE A GOOD FAITH DETERMINATION THAT THE COMMISSIONS PAID ARE REASONABLE IN RELATION TO THE VALUE OF THE RESEARCH OR BROKERAGE SERVICES PROVIDED.

Are commissions paid reasonable in relation to the value of the eligible research or brokerage received?

Yes ☐ No ☐

Thornburg Investment Management Inc.

Policies and Procedures

THORNBURG INVESTMENT MANAGEMENT

Written Correspondence and Electronic Communications

March 2010

Policy Objectives

As an Investment Adviser, Thornburg Investment Management, Inc. (“TIM”) communicates with existing clients, prospective clients, financial advisors, consultants, other registered investment advisers, and the general public via written correspondence and electronic communications. Any incoming or outgoing written letter or electronic mail message distributed to any person, including but not limited to those mentioned above, that makes any financial or investment recommendation, gives any financial or investment advice, places or executes any order to purchase or sell any security, or otherwise discusses or promotes a product or service offered by TIM is considered Business Correspondence.

Note: Employees must be aware that some forms of Business Correspondence may be considered advertisements. Generally, any written letter or electronic mail message sent to more than one person, that offers any investment advisory service will be considered advertising and per the separately adopted Investment Adviser Advertising Policy must be submitted to the Compliance Department for review and approval prior to the communication being sent. Please consult a Compliance Officer when there is doubt as to whether a communication is Business Correspondence or an advertisement.

All written correspondence and electronic communication is subject to the anti-fraud provision of Section 206. In addition, there are specific recordkeeping requirements for Business Communications set forth under Rule 204-2 of the Investment Advisers Act of 1940 (“Advisers Act”). It is the policy of TIM that all written correspondence and electronic communication: 1) meet the applicable content standards and 2) are maintained and preserved as required under applicable law.

This policy compliments TIM’s Investment Adviser Advertising Policy and the Information Technology Department’s policy regarding the Use of Electronic Communications Systems.

Content Standards

Employees, officers and directors of TIM (“Employees”) have the responsibility when creating Business Correspondence to use the same guidelines as they would use in an advertisement including, but not limited to, no guarantees; no exaggerated or misleading language, no promissory language or images, includes all material information, information provided is accurate and current.

Section 206 of the Act makes it unlawful for an investment adviser to directly or indirectly:

•                  employ any device, scheme, or artifice to defraud any client or prospective client;

•                  engage in any transaction, practice, or course of business that operates as a fraud or deceit upon any client or prospective client;

•                  engage in any act, practice, or course of business that is fraudulent, deceptive or manipulative.

Procedures to Implement Policy

Initial and Ongoing Training

Upon hire and annually thereafter, all Employees, will receive training as to TIM’s policies and procedures regarding Business Correspondence. Evidence of the initial and ongoing training will be maintained by the Compliance Department.

Review Procedures

In general, supervisors are responsible for monitoring employee’s Business Correspondence.

Written Correspondence

•                  Supervisors should periodically review any Business Correspondence sent by Employees to monitor content;

•                  Supervisors should periodically review any incoming correspondence to properly identify any customer complaints and to ensure that customer accounts are handled in accordance with firm procedures. Under no circumstances are Employees to settle complaints directly with advisory clients or individuals representing the advisory client without the assistance and approval of the TIM’s Chief Compliance Officer. Client complaints will be resolved promptly.

•                  Supervisors are responsible for maintaining all Business Correspondence sent or received in their department.

Electronic Communications

•                  A Designated Compliance Officer will review a sample of e-mails and instant messaging on a regular basis for content, appropriate use, and to monitor for violations of any other TIM policy;

•                  The Compliance Department will maintain a log to evidence this review and a file of any problem emails or instant messaging noted and action taken as a result;

•                  The Director of Information Technology is responsible for archiving all electronic communications sent or received through TIM’s email system. The archiving system will be tested periodically to ensure that required records are maintained in a manner consistent with applicable rules and regulations and those records are retrievable.

Website

All information posted on TIM’s website is considered advertising and is subject to the approval procedures set forth in TIM’s separately adopted Investment Adviser Advertising Policy.

Requirements and Prohibitions

Requirements

In order for the review and recordkeeping requirements to be met, all TIM business must be conducted on a computer, or via a computer connection, authorized by TIM’s IT Department. In addition, all business conducted via e-mail or instant message must be done on TIM’s internal e-mail and instant messaging system or a system approved by TIM such as Bloomberg instant messaging.

Prohibitions

Employees are prohibited from conducting TIM business on:

•                  Personal Email Accounts

•                  Individual Websites

•                  Chat Rooms

•                  Blogs

•                  Message Boards

•                  Social and Business Networking Sites

Books and Records

The supervisor of each department will be responsible for maintaining the following records:

•                  Any reviews of Business Correspondence done and action taken as a result

•                  Copies of incoming and/or outgoing Business Correspondence within their department

The Designated Compliance Officer will be responsible for maintaining the following records:

•                  E-mail review log

•                  File of problem electronic communications noted and any actions taken

•                  File of customer complaints and the actions taken to resolve the complaint

The Director of Information Technology will be responsible for maintaining the following records:

•                  Records of periodic testing of e-mail archiving system

•                  Retain all archived e-mail

All records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the record was made. The first two years the items will be stored in TIM’s principal place of business, after the two-year period they can be moved and stored offsite.